

                   UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                      FORM 8-K

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: December 31, 2002

                          LINCOLN NATIONAL CORPORATION

             (Exact name of registrant as specified in its charter)


       Indiana                       1-6028                         35-1140070
(State of Incorporation)     (Commission File Number)     (I.R.S. Employer Identification No.)

1500 Market Street, Suite 3900, Centre Square West Tower, Philadelphia, PA  19102
                     (Address of principal executive offices)

                    Registrant's telephone number 219-448-1400


Item 9

The following financial information is included in this 8-K filing under item 9:

1. Statistical Report for the quarter ended December 31, 2002.

2. Detail of gross realized gains and losses on investments for 2002, gross unrealized gains and losses on securities available-for-sale as of December 31, 2002 and fair value of fixed maturity securities available-for-sale by quality rating in accordance with NAIC regulations.


                                                                                                      PAGE 1
                                                                  Financial Highlights
                                                             Unaudited [Amounts in Millions,
                                                                    except Per Share]

                                                            For the Quarter Ended December 31

                                                 2002              2001
                                               Amount            Amount            Change          % Change
                                              -------           -------           -------           -------
Income from Operations
Lincoln Retirement*                              36.5              74.8             (38.3)           (51.2%)
Life Insurance                                   63.8              73.2              (9.5)           (13.0%)
Investment Management                            10.3               5.1               5.2            102.5%
Lincoln UK                                       15.9              19.5              (3.6)           (18.5%)
Corporate & Other**                             (14.3)             26.5             (40.8)
                                              -------           -------           -------           -------
Total Income from Operations                    112.2             199.1             (86.9)           (43.7%)

Realized gains (losses) on
investments                                     (33.3)            (20.0)            (13.3)
Gains (losses) on derivatives                     0.2              (4.6)              4.9
Reserve increase on business sold
through reinsurance                              (8.2)               --              (8.2)
Gain on sale of subsidiaries                     (9.4)             15.0             (24.4)
Restructuring charges                             1.7             (20.2)             21.9
Income before Accounting Changes                 63.2             169.2            (106.0)
Cumulative effect of accounting
changes***                                         --              (0.0)              0.0
                                              -------           -------           -------           -------
Net Income                                       63.2             169.2            (106.0)           (62.6%)
                                              =======           =======           =======           =======
Earnings per share (diluted)
Income from Operations                          $0.63             $1.03            ($0.41)           (39.7%)
Realized gain (losses) on
investments                                    ($0.18)           ($0.11)           ($0.07)
Gains (losses) on derivatives                   $0.00            ($0.02)            $0.02
Reserve increase on business sold
through reinsurance                            ($0.05)            $0.00            ($0.05)
Gain on sale of subsidiaries                   ($0.05)            $0.08            ($0.13)
Restructuring charges                           $0.01            ($0.10)            $0.11
                                              -------           -------           -------           -------
Income before Accounting Changes                $0.35             $0.88            ($0.53)
Cumulative effect of accounting
changes***                                      $0.00             $0.00             $0.00
                                              -------           -------           -------           -------
Net Income                                      $0.35             $0.88            ($0.52)           (59.3%)
                                              =======           =======           =======           =======

Inc. from Oper.- before Goodwill
Amort.
Lincoln Retirement*                              36.5              75.1             (38.6)           (51.4%)
Life Insurance                                   63.8              79.1             (15.4)           (19.4%)
Investment Management                            10.3               9.1               1.2             12.8%
Lincoln UK                                       15.9              19.7              (3.7)           (19.0%)
Corporate & Other**                             (14.3)             26.8             (41.1)
                                              -------           -------           -------           -------
Total                                           112.2             209.8             (97.6)           (46.5%)
                                              =======           =======           =======           =======

Earnings per share (diluted)
Inc. from Oper.- before Goodwill
Amort.                                          $0.63             $1.09            ($0.46)           (42.2%)
                                              -------           -------           -------           -------
Net Income-- before Goodwill
Amort.
Lincoln Retirement*                               6.0              54.5             (48.4)           (88.9%)
Life Insurance                                   60.2              57.8               2.4              4.2%
Investment Management                             9.3               8.1               1.3             16.0%
Lincoln UK                                       18.5              22.7              (4.2)           (18.4%)
Corporate & Other**                             (31.0)             37.0             (67.9)
                                              -------           -------           -------           -------
Total                                            63.2             180.0            (116.8)           (64.9%)
                                              =======           =======           =======           =======
Earnings per share (diluted)
Net Income-- before Goodwill
Amort.                                          $0.35             $0.93            ($0.58)           (62.4%)
                                              -------           -------           -------           -------
Operating Revenue
Lincoln Retirement*                             497.6             498.7              (1.1)            (0.2%)
Life Insurance                                  485.0             495.2             (10.2)            (2.1%)
Investment Management                           100.5             107.6              (7.0)            (6.5%)
Lincoln UK                                       50.6              49.1               1.5              3.0%
Corporate & Other**                             112.9             339.0            (226.1)           (66.7%)
                                              -------           -------           -------           -------
Total Operating Revenue                       1,246.7           1,489.6            (242.9)           (16.3%)
                                              =======           =======           =======           =======


Total Revenue
Lincoln Retirement*                             451.4             467.5             (16.1)            (3.4%)
Life Insurance                                  479.6             464.7              15.0              3.2%
Investment Management                            99.1             106.5              (7.4)            (7.0%)
Lincoln UK                                       51.8              53.4              (1.6)            (3.0%)
Corporate & Other**                             106.7             371.7            (265.0)           (71.3%)
                                              -------           -------           -------           -------
Total Revenue                                 1,188.6           1,463.8            (275.2)           (18.8%)
                                              =======           =======           =======           =======


Operational Data by Segment:
(Billions except where noted)
-----------------------------------------------------------------------------------------------------------
Lincoln Retirement*
Gross Deposits                                  1.368             2.011            (0.643)           (32.0%)
Net Cash Flows                                  0.074             0.631            (0.557)            88.3%
Account Values (Gross)                         47.525            52.642            (5.118)            (9.7%)
Account Values (Net of
Reinsurance)                                   45.522            51.129            (5.606)           (11.0%)
Life Insurance Segment
First Year Premium- Retail (in
millions)                                     223.164           187.184            35.980             19.2%
First Year Premium- COLI (in
millions)                                      26.774            14.155            12.620             89.2%
First Year Premium- Total (in
millions)                                     249.938           201.338            48.600             24.1%
In-force                                      253.896           234.394            19.502              8.3%
Account Values                                 12.086            11.377             0.709              6.2%
Investment Management Segment
Retail Deposits                                 1.673             0.798             0.875            109.6%
Retail Net Cash Flows                           0.502            (0.091)            0.593            649.4%
Institutional In-flows                          1.323             0.696             0.628             90.3%
Institutional Net Cash Flows                    0.572            (0.103)            0.674           (656.9%)
Total Net Cash Flows                            1.074            (0.194)            1.267           (653.4%)
Assets Under Management- Retail
and Inst'l                                     46.495            48.411            (1.916)            (4.0%)
Assets Under Management--
Insurance Assets                               41.104            38.119             2.985              7.8%
Assets Under Management-- Total
Segment                                        87.599            86.530             1.068              1.2%
Consolidated
Consolidated Domestic Retail
Deposits                                        3.396             3.137             0.259              8.3%
Consolidated Domestic Retail
Account Balances                               75.057            81.044            (5.987)            (7.4%)
Total Retail Net Cash Flows                     1.060             0.869             0.191            (22.0%)
Total Net Cash Flows                            1.632             0.767             0.865            112.8%

Total Assets Under Management                 119.127           126.241            (7.114)            (5.6%)


                                                             For the Year Ended December 31

                                                 2002              2001
                                               Amount            Amount            Change          % Change
                                              -------           -------           -------           -------
Income from Operations
Lincoln Retirement*                             187.5             320.3            (132.8)           (41.5%)
Life Insurance                                  271.9             279.0              (7.2)            (2.6%)
Investment Management                            28.9              14.6              14.3             97.7%
Lincoln UK                                       37.0              60.2             (23.3)           (38.7%)
Corporate & Other**                             (50.8)             14.8             (65.6)
                                              -------           -------           -------           -------
Total Income from Operations                    474.4             689.0            (214.6)           (31.1%)

Realized gains (losses) on
investments                                    (177.2)            (68.7)           (108.5)
Gains (losses) on derivatives                     0.8              (4.9)              5.6
Reserve increase on business sold
through reinsurance                            (199.1)               --            (199.1)
Gain on sale of subsidiaries                     (9.4)             15.0             (24.4)
Restructuring charges                             2.0             (24.7)             26.7
Income before Accounting Changes                 91.6             605.8            (514.3)
Cumulative effect of accounting
changes***                                         --             (15.6)             15.6
                                              -------           -------           -------           -------
Net Income                                       91.6             590.2            (498.6)           (84.5%)
                                              =======           =======           =======           =======
Earnings per share (diluted)
Income from Operations                          $2.56             $3.56            ($1.01)           (28.3%)
Realized gain (losses) on
investments                                    ($0.95)           ($0.35)           ($0.60)
Gains (losses) on derivatives                   $0.00            ($0.03)            $0.03
Reserve increase on business sold
through reinsurance                            ($1.07)            $0.00            ($1.07)
Gain on sale of subsidiaries                   ($0.05)            $0.08            ($0.13)
Restructuring charges                           $0.01            ($0.13)            $0.14
                                              -------           -------           -------
Income before Accounting Changes                $0.49             $3.13            ($2.64)
Cumulative effect of accounting
changes***                                      $0.00            ($0.08)            $0.08
                                              -------           -------           -------           -------
Net Income                                      $0.49             $3.05            ($2.56)           (83.8%)
                                              =======           =======           =======           =======

Inc. from Oper.- before Goodwill
Amort.
Lincoln Retirement*                             187.5             321.5            (134.0)           (41.7%)
Life Insurance                                  271.9             302.7             (30.9)           (10.2%)
Investment Management                            28.9              30.9              (1.9)            (6.3%)
Lincoln UK                                       37.0              60.9             (23.9)           (39.2%)
Corporate & Other**                             (50.8)             16.4             (67.2)
                                              -------           -------           -------           -------
Total                                           474.4             732.4            (258.0)           (35.2%)
                                              =======           =======           =======           =======

Earnings per share (diluted)
Inc. from Oper.- before Goodwill
Amort.                                          $2.56             $3.79            ($1.23)           (32.5%)
                                              -------           -------           -------           -------
Net Income-- before Goodwill
Amort.
Lincoln Retirement*                              57.8             270.5            (212.6)           (78.6%)
Life Insurance                                  209.0             256.7             (47.8)           (18.6%)
Investment Management                            25.6              28.0              (2.3)            (8.4%)
Lincoln UK                                       40.0              69.6             (29.6)           (42.5%)
Corporate & Other**                            (240.9)              8.8            (249.8)
                                              -------           -------           -------           -------
Total                                            91.6             633.6            (542.0)           (85.5%)
                                              =======           =======           =======           =======
Earnings per share (diluted)
Net Income-- before Goodwill
Amort.                                          $0.49             $3.28            ($2.79)           (85.1%)
                                              -------           -------           -------           -------
Operating Revenue
Lincoln Retirement*                           1,985.5           2,033.1             (47.5)            (2.3%)
Life Insurance                                1,881.7           1,897.5             (15.8)            (0.8%)
Investment Management                           404.7             437.4             (32.7)            (7.5%)
Lincoln UK                                      275.4             278.2              (2.9)            (1.0%)
Corporate & Other**                             368.8           1,833.4          (1,464.6)           (79.9%)
                                              -------           -------           -------           -------
Total Operating Revenue                       4,916.1           6,479.6          (1,563.5)           (24.1%)
                                              =======           =======           =======           =======


Total Revenue
Lincoln Retirement*                           1,787.7           1,968.3            (180.6)            (9.2%)
Life Insurance                                1,785.0           1,840.6             (55.6)            (3.0%)
Investment Management                           399.3             433.7             (34.5)            (7.9%)
Lincoln UK                                      277.2             290.7             (13.4)            (4.6%)
Corporate & Other**                             386.3           1,844.7          (1,458.5)           (79.1%)
                                              -------           -------           -------           -------
Total Revenue                                 4,635.5           6,378.0          (1,742.5)           (27.3%)
                                              =======           =======           =======           =======


Operational Data by Segment:
(Billions except where noted)
-----------------------------------------------------------------------------------------------------------
Lincoln Retirement*
Gross Deposits                                  6.415             6.409             0.006              0.1%
Net Cash Flows                                  0.453             0.105             0.348           (331.4%)
Account Values (Gross)                         47.525            52.642            (5.118)            (9.7%)
Account Values (Net of
Reinsurance)                                   45.522            51.129            (5.606)           (11.0%)
Life Insurance Segment
First Year Premium- Retail (in
millions)                                     692.328           578.387           113.941             19.7%
First Year Premium- COLI (in
millions)                                      88.109            47.255            40.854             86.5%
First Year Premium- Total (in
millions)                                     780.437           625.642           154.795             24.7%
In-force                                      253.896           234.394            19.502              8.3%
Account Values                                 12.086            11.377             0.709              6.2%
Investment Management Segment
Retail Deposits                                 5.695             3.693             2.002             54.2%
Retail Net Cash Flows                           0.806            (0.375)            1.181            314.7%
Institutional In-flows                          5.194             3.826             1.368             35.8%
Institutional Net Cash Flows                    2.106            (0.231)            2.337          (1012.6%)
Total Net Cash Flows                            2.912            (0.606)            3.518            580.4%
Assets Under Management- Retail
and Inst'l                                     46.495            48.411            (1.916)            (4.0%)
Assets Under Management--
Insurance Assets                               41.104            38.119             2.985              7.8%
Assets Under Management-- Total
Segment                                        87.599            86.530             1.068              1.2%
Consolidated
Consolidated Domestic Retail
Deposits                                       12.783            11.009             1.775             16.1%
Consolidated Domestic Retail
Account Balances                               75.057            81.044            (5.987)            (7.4%)
Total Retail Net Cash Flows                     2.587             0.742             1.845           (248.6%)
Total Net Cash Flows                            4.693             0.514             4.179           (812.7%)

Total Assets Under Management                 119.127           126.241            (7.114)            (5.6%)

  * Effective March 7, 2002, the Annuities segment became known as
    Lincoln Retirement.

 ** Upon the closing of Swiss Re's acquisition of LNC's reinsurance business on December 7, 2001, all historical financial data for the former Reinsurance segment was moved into "Other Operations." In addition, ongoing amortization of the deferred gain on indemnity reinsurance is shown in "Other Operations."

*** The cumulative effect of accounting changes relates to the adjustments recorded upon adoption of FAS #133 in the 1st qtr. 2001 and EITF 99-20 in the 2nd qtr. 2001.



                                                                                                      PAGE 2
                                                                      Financial Highlights
                                                                 Unaudited [Amounts in Millions,
                                                                       except Per Share]

                                                                For the Quarter Ended December 31

                                                 2002              2001
                                               Amount            Amount            Change          % Change
                                            ---------         ---------         ---------         ---------

Consolidated Operational Data:
(Millions)

Balance Sheet Assets - End of
Period                                        93135.3           98001.3           (4866.0)            (5.0%)

Shareholders' Equity
Beg of Period (Securities at
Market)                                        5389.0            5368.6              20.4
End of Period (Securities at
Market)                                        5355.0            5263.5              91.5
End of Period (Securities at
Cost)                                          4514.6            5046.3            (531.6)
Average Equity (Securities at
Cost)                                          4584.9            5131.4            (546.6)

Return on Equity
Inc from Operations/Average
Equity                                           9.8%             15.5%             (5.7%)
Net Income/Average Equity                        5.5%             13.2%             (7.7%)

Return on Capital
Inc from Operations/Average
Capital                                          7.7%             12.9%             (5.2%)

Common Stock Outstanding
Average for the Period - Diluted                178.9             192.8             (14.0)            (7.3%)
End of Period - Assuming Conv of
Pref.                                           177.6             187.3              (9.7)            (5.2%)
End of Period - Diluted                         179.0             191.1             (12.1)            (6.3%)

Book Value (Including accumulated
other comprehensive income)                     30.15             28.10              2.05              7.2%
Book Value (Excluding accumulated
other comprehensive income)                     25.97             27.13             (1.17)            (4.3%)

Cash Returned to Shareholders
Share Repurchase - dollar amount                  0.0             134.3            (134.3)
Dividends Declared  to
Shareholders                                     58.9              59.9              (1.0)
                                            ---------         ---------         ---------         ---------
Total Cash Returned to
Shareholders                                     58.9             194.2            (135.3)
                                            =========         =========         =========         =========
Share Repurchase - number of
shares                                          0.000             2.894            (2.900)

Dividend Declared on Common Stock
- per share                                    $0.335            $0.320            $0.015              4.7%



                                             For the Quarter Ended December 31

Comprehensive Income                             2002              2001
(millions)                                     Amount            Amount
                                            ---------         ---------
Net Income                                       63.2             169.2
Foreign Currency Translation                     15.4             (14.9)
Net Unrealized Gains (Losses) on
Securities                                       (5.6)            (52.2)
Gains (Losses) on Derivatives                     1.0               1.2
Cumulative Effect of Accounting
Change                                            0.0              (0.0)
Minimum Pension Liability
Adjustment                                      (62.6)            (36.0)
                                            ---------         ---------
Comprehensive Income                             11.5              67.3
                                            =========         =========


                                                               For the Year Ended December 31

                                                 2002              2001
                                               Amount            Amount            Change          % Change
                                            ---------         ---------         ---------         ---------

Consolidated Operational Data:
(Millions)

Balance Sheet Assets - End of
Period                                        93135.3           98001.3           (4866.0)            (5.0%)

Shareholders' Equity
Beg of Period (Securities at
Market)                                        5263.5            4954.1             309.4
End of Period (Securities at
Market)                                        5355.0            5263.5              91.5
End of Period (Securities at
Cost)                                          4514.6            5046.3            (531.6)
Average Equity (Securities at
Cost)                                          4910.1            5022.6            (112.5)

Return on Equity
Inc from Operations/Average
Equity                                           9.7%             13.7%             (4.1%)
Net Income/Average Equity                        1.9%             11.8%             (9.9%)

Return on Capital
Inc from Operations/Average
Capital                                          8.0%             11.5%             (3.5%)

Common Stock Outstanding
Average for the Period - Diluted                185.6             193.3              (7.7)            (4.0%)
End of Period - Assuming Conv of
Pref.                                           177.6             187.3              (9.7)            (5.2%)
End of Period - Diluted                         179.0             191.1             (12.1)            (6.3%)

Book Value (Including accumulated
other comprehensive income)                     30.15             28.10              2.05              7.2%
Book Value (Excluding accumulated
other comprehensive income)                     25.97             27.13             (1.17)            (4.3%)

Cash Returned to Shareholders
Share Repurchase - dollar amount                474.5             503.7             (29.2)
Dividends Declared  to
Shareholders                                    234.3             231.8               2.5
                                            ---------         ---------         ---------         ---------
Total Cash Returned to
Shareholders                                    708.8             735.5             (26.7)
                                            =========         =========         =========         =========
Share Repurchase - number of
shares                                         12.088            11.278             0.810

Dividend Declared on Common Stock
- per share                                    $1.295            $1.235            $0.060              4.9%



                                             For the Year Ended December 31

Comprehensive Income                             2002              2001
(millions)                                     Amount            Amount
                                            ---------         ---------
Net Income                                       91.6             590.2
Foreign Currency Translation                     58.8             (30.0)
Net Unrealized Gains (Losses) on
Securities                                      616.3             183.6
Gains (Losses) on Derivatives                    24.4               3.9
Cumulative Effect of Accounting
Change                                          (17.6)             17.6
Minimum Pension Liability
Adjustment                                      (61.9)            (36.0)
                                            ---------         ---------
Comprehensive Income                            711.7             729.4
                                            =========         =========



                                                                                                     PAGE 3
                                                                  Financial Highlights
                                                             Unaudited [Amounts in Millions]

                                                             For the Quarter Ended December 31

                                                 2002              2001
                                               Amount            Amount            Change          % Change
                                              -------           -------           -------           -------
Consolidated Condensed Statements
of Income
Revenue:
Insurance Premiums and Fees                     451.4             679.5            (228.1)           (33.6%)
Investment Advisory Fees                         44.7              50.9              (6.2)           (12.2%)
Net Investment Income                           662.2             646.6              15.6              2.4%
Realized Gains (Losses) on
Investments                                     (50.7)            (29.7)            (21.0)
Gains (Losses) on Derivatives                     0.6              (8.9)              9.5
Gains (Losses) on sale of
subsidiaries                                     (8.3)             12.8             (21.1)
Other                                            88.7             112.6             (23.9)           (21.2%)
                                              -------           -------           -------           -------
Total Revenue                                 1,188.6           1,463.8            (275.2)           (18.8%)
Benefits and Expenses:
Benefits                                        653.0             744.9             (92.0)           (12.3%)
Underwriting, Acquisition,
Insurance and Other Expenses                    474.8             529.2             (54.4)           (10.3%)
                                              -------           -------           -------           -------
Total Benefits and Expenses                   1,127.8           1,274.1            (146.3)           (11.5%)
                                              -------           -------           -------           -------
Net Income
before Federal Taxes                             60.8             189.7            (128.9)
Federal Income Taxes                             (2.4)             20.5             (22.8)
                                              -------           -------           -------
Income before Accounting Changes                 63.2             169.2            (106.0)
Cumulative Effect of Accounting
Changes                                            --              (0.0)              0.0
                                              -------           -------           -------
Net Income                                       63.2             169.2            (106.0)           (62.7%)
                                              =======           =======           =======           =======

Income before Tax and Cumulative
Effect
of Accounting Changes By Segment
Lincoln Retirement                              (11.8)             53.3             (65.2)
Life Insurance                                   87.2              79.9               7.3
Investment Management                            12.6               5.5               7.1
Lincoln UK                                       15.8               5.7              10.1
Corporate and Other                             (42.9)             45.3             (88.2)
                                              -------           -------           -------
Income before Tax and
Cumulative Effect of Accounting
Changes                                          60.8             189.7            (128.9)
                                              -------           -------           -------

Pre-Tax Realized Gains (Losses)
by Segment*
Lincoln Retirement                              (46.2)            (31.2)            (15.1)
Life Insurance                                   (5.4)            (30.6)             25.2
Investment Management                            (1.5)             (1.1)             (0.4)
Lincoln UK                                        1.2               4.3              (3.1)
Corporate and Other                               1.5              19.8             (18.3)
                                              -------           -------           -------
Pre-Tax Realized Gains (Losses)
on Investments and Derivatives                  (50.3)            (38.6)            (11.7)

After-Tax Realized Gains (Losses)
by Segment*
Lincoln Retirement                              (30.4)            (20.6)             (9.8)
Life Insurance                                   (3.5)            (19.9)             16.3
Investment Management                            (0.9)             (0.7)             (0.3)
Lincoln UK                                        0.8               3.0              (2.2)
Corporate and Other                               1.0              13.5             (12.5)
                                              -------           -------           -------
After-Tax Realized Gains (Losses)
on Investments and Derivatives                  (33.1)            (24.7)             (8.4)


                                                              For the Year Ended December 31

                                                 2002              2001
                                               Amount            Amount            Change          % Change
                                              -------           -------           -------           -------
Consolidated Condensed Statements
of Income
Revenue:
Insurance Premiums and Fees                   1,750.4           3,248.0          (1,497.7)           (46.1%)
Investment Advisory Fees                        183.3             197.2             (13.8)            (7.0%)
Net Investment Income                         2,608.3           2,679.6             (71.3)            (2.7%)
Realized Gains (Losses) on
Investments                                    (272.7)           (105.2)           (167.5)
Gains (Losses) on Derivatives                     3.8              (9.3)             13.1
Gains (Losses) on sale of
subsidiaries                                     (8.3)             12.8             (21.1)
Other                                           370.6             354.8              15.8              4.4%
                                              -------           -------           -------           -------
Total Revenue                                 4,635.5           6,378.0          (1,742.5)           (27.3%)
Benefits and Expenses:
Benefits                                      2,554.1           3,409.7            (855.6)           (25.1%)
Underwriting, Acquisition,
Insurance and Other Expenses                  2,079.7           2,204.2            (124.5)            (5.6%)
                                              -------           -------           -------           -------
Total Benefits and Expenses                   4,633.8           5,613.9            (980.1)           (17.5%)
                                              -------           -------           -------           -------
Net Income
before Federal Taxes                              1.6             764.1            (762.5)
Federal Income Taxes                            (90.0)            158.4            (248.3)
                                              -------           -------           -------

Income before Accounting Changes                 91.6             605.7            (514.1)
Cumulative Effect of Accounting
Changes                                            --             (15.6)             15.6
                                              -------           -------           -------
Net Income                                       91.6             590.2            (498.6)           (84.5%)
                                              =======           =======           =======           =======

Income before Tax and Cumulative
Effect
of Accounting Changes By Segment
Lincoln Retirement                                0.8             312.8            (312.1)
Life Insurance                                  298.7             369.8             (71.1)
Investment Management                            31.4              19.1              12.3
Lincoln UK                                       36.9              61.6             (24.8)
Corporate and Other                            (366.1)              0.8            (366.8)
                                              -------           -------           -------
Income before Tax and
Cumulative Effect of Accounting
Changes                                           1.6             764.1            (762.5)
                                              -------           -------           -------

Pre-Tax Realized Gains (Losses)
by Segment*
Lincoln Retirement                             (197.8)            (64.8)           (133.0)
Life Insurance                                  (96.7)            (56.9)            (39.8)
Investment Management                            (5.4)             (3.7)             (1.7)
Lincoln UK                                        1.9              12.4             (10.6)
Corporate and Other                              26.6              (1.5)             28.1
                                              -------           -------           -------
Pre-Tax Realized Gains (Losses)
on Investments and Derivatives                 (271.5)           (114.5)           (157.1)

After-Tax Realized Gains (Losses)
by Segment*
Lincoln Retirement                             (128.6)            (42.5)            (86.1)
Life Insurance                                  (62.9)            (36.9)            (25.9)
Investment Management                            (3.5)             (2.4)             (1.1)
Lincoln UK                                        1.3               8.7              (7.4)
Corporate and Other                              17.3              (0.4)             17.7
                                              -------           -------           -------
After-Tax Realized Gains (Losses)
on Investments and Derivatives                 (176.4)            (73.5)           (102.9)

* Includes both realized gains (losses) on investments and gains (losses) on derivatives.




                                                                                                     PAGE 4
                                                                 Financial Highlights
                                   Unaudited [Amounts in Millions, except Retail Account Balances and Assets Managed]

                                                                         As of
                                            ---------------------------------------------------------------
                                             December          December
                                                 2002              2001
                                               Amount            Amount            Change          % Change
                                            ---------         ---------         ---------         ---------
Consolidated Condensed Balance
Sheets
Assets:
Investments:
Securities Available for Sale:
Fixed Maturities                             32,767.5          28,345.7           4,421.8             15.6%
Equities                                        337.2             470.5            (133.2)           (28.3%)
Mortgage Loans on Real Estate                 4,205.5           4,535.5            (330.1)            (7.3%)
Real Estate                                     279.7             267.9              11.8              4.4%
Policy Loans                                  1,945.6           1,939.7               5.9              0.3%
Other Long-Term Investments                     466.2             553.8             (87.6)           (15.8%)
                                            ---------         ---------         ---------         ---------
Total Investments                            40,001.7          36,113.1           3,888.6             10.8%
Other Assets:
Assets Held in Separate Accounts             36,178.3          44,833.4          (8,655.1)           (19.3%)
Other Assets                                 16,955.2          17,054.8             (99.6)            (0.6%)
                                            ---------         ---------         ---------         ---------
Total Assets                                 93,135.3          98,001.3          (4,866.0)            (5.0%)
                                            =========         =========         =========         =========

Liabilities and Shareholders'
Equity
Liabilities:
Insurance and Investment Contract
Liabilities                                  44,768.9          40,857.2           3,911.7              9.6%
Liabilities Related to Separate
Accounts                                     36,178.3          44,833.4          (8,655.1)           (19.3%)
Other Liabilities                             6,815.4           7,047.2            (231.8)            (3.2%)
                                            ---------         ---------         ---------         ---------
Total Liabilities                            87,780.3          92,737.8          (4,957.5)            (5.4%)
Shareholders' Equity:
Net Unrealized Gains(Losses) on
Securities
and Derivatives                                 840.3             217.2             623.1            286.9%
Other Shareholders' Equity                    4,514.6           5,046.3            (531.6)           (10.5%)
                                            ---------         ---------         ---------         ---------
Total Shareholders' Equity                    5,355.0           5,263.5              91.5              1.7%
                                            ---------         ---------         ---------         ---------
Total Liabilities and
Shareholders' Equity                         93,135.3          98,001.3          (4,866.0)            (5.0%)
                                            =========         =========         =========         =========

-----------------------------------------------------------------------------------------------------------

                                                                         As of
                                            ---------------------------------------------------------------
                                             December          December
                                                 2002              2001
                                               Amount            Amount            Change          % Change
                                            ---------         ---------         ---------         ---------
Roll Forward of Deferred
Acquisition Costs
Balance at beginning-of-year                  2,885.3           3,070.5            (185.2)            (6.0%)
Deferral                                        627.3             714.1             (86.8)           (12.2%)
Amortization                                   (346.7)           (367.7)             21.0             (5.7%)
                                            ---------         ---------         ---------         ---------
Operating                                       280.5             346.4             (65.8)           (19.0%)
Adjustment related to realized
(gains) losses
on securities available-for-sale                115.0             112.9               2.2              1.9%
Adjustment related to unrealized
(gains) losses
on securities available-for-sale               (338.5)           (187.2)           (151.3)            80.8%
Foreign currency translation
adjustment                                       56.9             (16.0)             73.0           (454.8%)
Disposition of business                             -            (425.9)            425.9           (100.0%)
Other                                           (28.3)            (15.3)            (13.0)            85.1%
                                            ---------         ---------         ---------         ---------
Balance at end-of-year                        2,971.0           2,885.3              85.7              3.0%
                                            =========         =========         =========         =========
Roll Forward of Present Value of
In-Force
Balance at beginning-of-year                  1,362.5           1,483.3            (120.9)            (8.1%)
Amortization                                   (136.4)           (113.1)            (23.3)            20.6%
Foreign currency translation
adjustment                                       24.1              (7.0)             31.1           (441.8%)
Other                                            (0.0)             (0.7)              0.7            (97.9%)
                                            ---------         ---------         ---------         ---------
Balance at end-of-year                        1,250.1           1,362.5            (112.4)            (8.2%)
                                            =========         =========         =========         =========




                                                                                                                          PAGE 5
                                                                     Eleven-Year Summary
                                                       Unaudited [Millions of Dollars except Per Share Data]


For the Year Ended December 31              2002            2001            2000            1999            1998            1997
                                         -------         -------         -------         -------         -------         -------
Revenue
Lincoln Retirement                        1787.7          1968.3          2133.7          2115.8          2068.1          2023.0
Life Insurance                            1785.0          1840.6          1819.0          1760.4          1378.5           544.8
Investment Management                      399.3           433.7           490.3           495.5           491.9           459.1
Lincoln UK                                 277.2           290.7           433.8           446.6           439.7           427.3
Corporate & Other                          386.3          1844.7          1970.4          1985.4          1708.9          1444.3
                                         -------         -------         -------         -------         -------         -------
Total Revenue                             4635.5          6378.0          6847.1          6803.7          6087.1          4898.5
                                         =======         =======         =======         =======         =======         =======

Income from Operations*
Lincoln Retirement                         187.5           320.3           362.0           299.4           262.4           223.0
Life Insurance                             271.9           279.0           259.9           212.0           149.2            39.9
Investment Management                       28.9            14.6            44.1            61.0            43.9            18.1
Lincoln UK                                  37.0            60.2            61.0           (13.9)           70.9          (108.3)
Corporate & Other                          (50.8)           14.8            (8.0)          (83.1)            4.0          (223.3)
                                         -------         -------         -------         -------         -------         -------
Total Income from Cont Oper                474.4           689.0           719.1           475.5           530.4           (50.6)
Discontinued Operations                                                                                                    110.1
                                         -------         -------         -------         -------         -------         -------
Income from Operations                     474.4           689.0           719.1           475.5           530.4            59.4
                                         =======         =======         =======         =======         =======         =======

Net Income
Lincoln Retirement                          57.8           269.2           358.6           291.5           273.8           263.3
Life Insurance                             209.0           233.1           249.3           211.5           127.5            39.1
Investment Management                       25.6            11.8            37.0            51.6            44.4            25.1
Lincoln UK                                  40.0            68.9           (13.2)          (18.2)           71.7          (106.8)
Corporate & Other                         (240.9)            7.2           (10.2)          (76.1)           (7.6)         (198.4)
                                         -------         -------         -------         -------         -------         -------
Total Net Inc from Cont Oper                91.6           590.2           621.4           460.4           509.8            22.2
Discontinued Operations                                                                                                    911.8
                                         -------         -------         -------         -------         -------         -------
Total Net Income                            91.6           590.2           621.4           460.4           509.8           934.0
                                         -------         -------         -------         -------         -------         -------

OTHER DATA

Assets                                   93135.3         98001.3         99844.1        103095.7         93836.3         77174.7

Shareholders' Equity:
Securities and Derivatives at
Market                                    5355.0          5263.5          4954.1          4263.9          5387.9          4982.9
Securities and Derivatives at
Cost                                      4514.6          5046.3          4942.0          4729.6          4835.6          4546.9
Average Equity (Sec & Deriv at
Cost)                                     4910.1          5022.6          4831.9          4818.7          4685.6          4214.1

Common Shares Outstanding:
(millions)
End of Period - Diluted                    179.0           191.1           195.2           197.0           203.4           204.7
Average for the Period - Diluted           185.6           193.3           194.9           200.4           203.3           208.0

Per Share Data (Diluted)
Income (Loss) from Continuing
Operations                                 $2.56           $3.56           $3.69           $2.37           $2.61          ($0.24)
Income from Operations *                   $2.56           $3.56           $3.69           $2.37           $2.61           $0.29
Net Income from Continuing
Operations                                 $0.49           $3.05           $3.19           $2.30           $2.51           $0.11
Net Income                                 $0.49           $3.05           $3.19           $2.30           $2.51           $4.49

Shareholders' Equity:
Shareholders' Equity (Includes
accum OCI)                                $30.15          $28.10          $25.92          $21.76          $26.59          $24.63
Shareholders' Equity (Excludes
accum OCI)                                $25.97          $27.13          $25.85          $24.14          $23.86          $22.48
Dividends Declared (Common Stock)          $1.30           $1.24           $1.18           $1.12           $1.06           $1.00

Return on Equity (see page 30)
Net Income/Average Equity                   1.9%           11.8%           12.9%            9.6%           10.9%           22.2%
Inc from Operations/Average
Equity                                      9.7%           13.7%           14.9%            9.9%           11.3%            1.4%

Market Value of Common Stock
High for the Year                        $53.650         $52.750         $56.375         $57.500         $49.438         $39.063
Low for the Year                         $25.150         $38.000         $22.625         $36.000         $33.500         $24.500
Close for the Year                       $31.580         $48.570         $47.313         $40.000         $40.907         $39.063


                                                                                                                        Ten-year
                                                                                                                        compound
For the Year Ended December 31              1996            1995            1994            1993            1992   annual growth
                                         -------         -------         -------         -------         -------   -------------

Revenue
Lincoln Retirement                        1805.0          1877.1          1506.2          1603.8          1336.2            3.0%
Life Insurance                             549.2           514.9           466.2           477.5           444.4           14.9%
Investment Management                      410.5           290.5
Lincoln UK                                 393.2           351.5           216.0           174.9           180.6            4.4%
Corporate & Other                         1575.6          1552.5          1744.1          2680.9          2780.9
                                         -------         -------         -------         -------         -------         -------
Total Revenue                             4733.6          4586.5          3932.5          4937.1          4742.1          - 0.2%
                                         =======         =======         =======         =======         =======         =======

Income from Operations*
Lincoln Retirement                         174.6           175.2           142.4           127.1            89.4            7.7%
Life Insurance                              41.2            35.4            34.2            37.8            46.8           19.2%
Investment Management                       18.6            20.6
Lincoln UK                                  66.0            45.9            17.2            11.9             9.2           14.9%
Corporate & Other                           (1.7)         (136.2)           24.8            20.8             6.5
                                         -------         -------         -------         -------         -------         -------
Total Income from Cont Oper                298.8           140.8           218.6           197.6           151.9           12.1%
Discontinued Operations                    135.3           165.6           171.1           145.9            88.7
                                         -------         -------         -------         -------         -------         -------
Income from Operations                     434.1           306.5           389.7           343.5           240.6            7.0%
                                         =======         =======         =======         =======         =======         =======

Net Income
Lincoln Retirement                         204.3           248.8           142.4           127.1            89.4          - 4.3%
Life Insurance                              51.8            40.6            34.2            37.8            46.8           16.1%
Investment Management                       25.0            27.4
Lincoln UK                                  66.0            45.7            18.5            12.6             9.2
Corporate & Other                            9.3           (61.0)          (29.6)         (101.1)          125.1
                                         -------         -------         -------         -------         -------         -------
Total Net Inc from Cont Oper               356.4           301.4           165.5            76.4           270.5         - 10.3%
Discontinued Operations                    157.2           180.8           184.4           242.5            88.7
                                         -------         -------         -------         -------         -------         -------
Total Net Income                           513.6           482.2           349.9           318.9           359.2         - 12.8%
                                         -------         -------         -------         -------         -------         -------

OTHER DATA

Assets                                   71713.4         63257.7         48864.8         47825.1         39042.2            9.1%

Shareholders' Equity:
Securities and Derivatives at
Market                                    4470.0          4378.1          3042.1          4072.3          2826.8            6.6%
Securities and Derivatives at
Cost                                      4057.1          3679.9          3353.1          3157.6          2664.1            5.4%
Average Equity (Sec & Deriv at
Cost)                                     3866.0          3568.4          3288.6          3009.0          2575.0            6.7%

Common Shares Outstanding:
(millions)
End of Period - Diluted                    209.5           210.3           208.3           208.3           187.7
Average for the Period - Diluted           210.7           209.5           208.7           206.1           186.8

Per Share Data (Diluted)
Income (Loss) from Continuing
Operations                                 $1.42           $0.67           $1.05           $0.96           $0.81           12.1%
Income from Operations *                   $2.06           $1.46           $1.87           $1.67           $1.29            7.1%
Net Income from Continuing
Operations                                 $1.69           $1.44           $0.79           $0.37           $1.45         - 10.2%
Net Income                                 $2.44           $2.30           $1.68           $1.55           $1.92         - 12.7%

Shareholders' Equity:
Shareholders' Equity (Includes
accum OCI)                                $21.50          $20.95          $14.67          $19.69          $15.13            7.1%
Shareholders' Equity (Excludes
accum OCI)                                $19.51          $17.61          $16.17          $15.27          $14.26            6.2%
Dividends Declared (Common Stock)          $0.94           $0.88          $0.830          $0.775          $0.738            5.8%

Return on Equity (see page 30)
Net Income/Average Equity                  13.3%           14.7%           10.6%           10.6%           13.9%
Inc from Operations/Average
Equity                                     11.2%            9.4%           11.8%           11.4%            9.3%

Market Value of Common Stock
High for the Year                        $28.500         $26.875         $22.188         $24.125         $19.032
Low for the Year                         $20.375         $17.313         $17.313         $17.344         $12.625
Close for the Year                       $26.250         $26.875         $17.500         $21.750         $18.500            5.5%


* "Income from Operations" is defined as "Net income less realized gain (loss) on investments, derivative instruments and associated items, gain (loss) on sale of subsidiaries, restructuring charges, and cumulative effect of accounting changes, all net of taxes." Income from operations also excludes the recognition of losses and related changes to the deferred gain amortization under indemnity reinsurance resulting from future developments in the business reinsured.




                                                                                                                       PAGE 6
                                                              Quarterly Summary
                                              Unaudited [Millions of Dollars except Per Share Data]

                                        Mar             Jun             Sep             Dec             Mar               Jun
For the Quarter Ended                  2000            2000            2000            2000            2001              2001
                                     ------          ------          ------          ------          ------             -----
Revenue
Lincoln Retirement                    548.7           530.5           532.1           522.3           510.4             512.1
Life Insurance                        441.7           444.2           453.2           479.9           459.6             455.7
Investment Management                 125.8           120.7           123.8           120.0           112.3             110.3
Lincoln UK                            116.8           103.5           110.7           102.8            88.8              63.4
Corporate & Other                     440.2           489.0           494.1           547.0           531.6             452.0
                                    -------         -------         -------         -------         -------           -------
Total Revenue                        1673.2          1688.0          1714.0          1772.0          1702.7            1593.5
                                    =======         =======         =======         =======         =======           =======

Income from Operations*
Lincoln Retirement                     88.5            84.1           102.9            86.4            82.3              90.8
Life Insurance                         60.4            62.4            66.5            70.6            68.6              67.1
Investment Management                  12.4            13.1             9.9             8.7             2.4               3.7
Lincoln UK                             15.7            19.3            10.6            15.5            14.4              16.2
Corporate & Other                      (6.5)           (5.9)            0.9             3.5            10.9              (9.7)
                                    -------         -------         -------         -------         -------           -------
Income from Operations                170.6           173.0           190.7           184.7           178.6             168.1
                                    =======         =======         =======         =======         =======           =======
Net Income
Lincoln Retirement                     91.2            84.4            93.8            89.2            76.6              79.9
Life Insurance                         58.1            58.4            67.4            65.4            62.9              53.5
Investment Management                  12.3             8.4             9.7             6.6             2.0               2.9
Lincoln UK                             15.5            19.1           (29.9)          (17.9)           14.8              17.6
Corporate & Other                      (6.8)           (6.8)           (2.3)            5.7             4.0             (12.2)
                                    -------         -------         -------         -------         -------           -------
Total Net Income                      170.2           163.6           138.6           148.9           160.2             141.7

OTHER DATA

Assets                             106340.0        103847.6        103243.1         99844.1         94122.4           96431.2

Shareholders' Equity
Beg of Period (Sec & Deriv at
Market)                              4263.9          4340.4          4223.7          4538.6          4954.1            5096.4
End of Period (Sec & Deriv at
Market)                              4340.4          4223.7          4538.6          4954.1          5096.4            5055.9
End of Period (Sec & Deriv at
Cost)                                4751.6          4780.3          4876.3          4942.0          4882.7            4952.8
Average Equity (Sec & Deriv at
Cost)                                4791.5          4753.0          4867.2          4915.7          4953.7            4920.2

Common Shares Outstanding
Average for the Period - Diluted      195.8           194.0           195.6           195.6           193.7             192.0
End of Period - Diluted               195.1           193.7           196.2           195.2           191.3             192.9

Per Share Data (Diluted)
Income from Operations *              $0.87           $0.89           $0.98           $0.94           $0.92             $0.88
Net Income                            $0.87           $0.84           $0.71           $0.76           $0.83             $0.74

Shareholders' Equity
Shareholders' Equity (Includes
accum OCI)                            22.45           22.10           23.67           25.92           27.09             26.87
Shareholders' Equity (Excludes
accum OCI)                            24.58           25.01           25.43           25.85           25.96             26.32
Dividends Declared (Com Stk)          0.290           0.290           0.290           0.305           0.305             0.305

Return on Equity (see page 30)
Net Income/Average Equity             14.2%           13.8%           11.4%           12.1%           12.9%             11.5%
Inc from Operations/Average
Equity                                14.2%           14.6%           15.7%           15.0%           14.4%             13.7%

Market Value of Common Stock
Highest Price                       $41.375         $40.063         $56.375         $50.938         $48.250           $52.300
Lowest Price                        $22.625         $29.000         $35.625         $40.875         $38.000           $41.280
Closing Price                       $33.500         $36.125         $48.125         $47.313         $42.470           $51.750


                                        Sep             Dec             Mar             Jun             Sep               Dec
For the Quarter Ended                  2001            2001            2002            2002            2002              2002
                                     ------          ------          ------          ------          ------             -----
Revenue
Lincoln Retirement                    478.2           467.5           453.0           442.6           440.7             451.4
Life Insurance                        460.6           464.7           423.9           439.8           441.6             479.6
Investment Management                 104.7           106.5           103.5           102.4            94.3              99.1
Lincoln UK                             85.0            53.4            53.2            80.5            91.8              51.8
Corporate & Other                     489.5           371.7            92.3            92.2            95.1             106.7
                                    -------         -------         -------         -------         -------           -------
Total Revenue                        1618.0          1463.8          1126.0          1157.5          1163.4            1188.6
                                    =======         =======         =======         =======         =======           =======

Income from Operations*
Lincoln Retirement                     72.4            74.8            80.4            47.8            22.8              36.5
Life Insurance                         70.1            73.2            71.1            73.5            63.4              63.8
Investment Management                   3.5             5.1             8.0             6.6             4.0              10.3
Lincoln UK                             10.1            19.5            14.4             6.7            (0.0)             15.9
Corporate & Other                     (12.9)           26.5           (12.0)           (7.3)          (17.2)            (14.3)
                                    -------         -------         -------         -------         -------           -------
Income from Operations                143.2           199.1           162.0           127.2            73.0             112.2
                                    =======         =======         =======         =======         =======           =======
Net Income
Lincoln Retirement                     58.6            54.2            47.6            10.2            (6.0)              6.0
Life Insurance                         64.7            51.9            44.2            57.4            47.1              60.2
Investment Management                   2.9             4.0             7.0             6.2             3.1               9.3
Lincoln UK                             14.0            22.5            10.8             9.8             0.8              18.5
Corporate & Other                     (21.2)           36.7           (15.2)          (24.2)         (170.6)            (31.0)
                                    -------         -------         -------         -------         -------           -------
Total Net Income                      119.1           169.2            94.5            59.4          (125.5)             63.2
                                    =======         =======         =======         =======         =======           =======
OTHER DATA

Assets                              90206.0         98001.3         97846.4         95069.2         90436.2           93135.3

Shareholders' Equity
Beg of Period (Sec & Deriv at
Market)                              5055.9          5368.6          5263.5          5131.1          5307.9            5389.0
End of Period (Sec & Deriv at
Market)                              5368.6          5263.5          5131.1          5307.9          5389.0            5355.0
End of Period (Sec & Deriv at
Cost)                                5100.4          5046.3          5076.6          4959.5          4544.2            4514.6
Average Equity (Sec & Deriv at
Cost)                                5085.0          5131.4          5083.3          5080.7          4891.6            4584.9

Common Shares Outstanding
Average for the Period - Diluted      194.8           192.8           191.7           189.7           183.9             178.9
End of Period - Diluted               193.3           191.1           191.7           186.9           178.8             179.0

Per Share Data (Diluted)
Income from Operations *              $0.74           $1.03           $0.84           $0.67           $0.40             $0.63
Net Income                            $0.61           $0.88           $0.49           $0.31          ($0.68)            $0.35

Shareholders' Equity
Shareholders' Equity (Includes
accum OCI)                            28.29           28.10           27.30           28.77           30.37             30.15
Shareholders' Equity (Excludes
accum OCI)                            26.87           27.13           27.20           27.09           25.81             25.97
Dividends Declared (Com Stk)          0.305           0.320           0.320           0.320           0.320             0.335

Return on Equity (see page 30)
Net Income/Average Equity              9.4%           13.2%            7.4%            4.7%          (10.3%)             5.5%
Inc from Operations/Average
Equity                                11.3%           15.5%           12.7%           10.0%            6.0%              9.8%

Market Value of Common Stock
Highest Price                       $52.750         $49.450         $53.650         $52.540         $42.080           $35.950
Lowest Price                        $41.000         $40.000         $47.200         $40.750         $29.120           $25.150
Closing Price                       $46.630         $48.570         $50.730         $42.000         $30.550           $31.580



* "Income from Operations" is defined as "Net income less realized gain (loss) on investments, derivative instruments and associated items, gain (loss) on sale of subsidiaries, restructuring charges, and cumulative effect of accounting changes, all net of taxes." Income from operations also excludes the recognition of losses and related changes to the deferred gain amortization under indemnity reinsurance resulting from future developments in the business reinsured.



                                                                                                                          PAGE 7

                                                 Reconciliation of Business Segments to Consolidated Income Statement
                                                                  Unaudited [Millions of Dollars]

                                                                                         Investment
For the Quarter Ended December 30    Lincoln Retirement        Life Insurance            Management               Lincoln UK
                                  ----------------------   ---------------------     ------------------       ------------------
                                       Dec           Dec        Dec          Dec          Dec       Dec            Dec       Dec
                                      2002          2001       2002         2001         2002      2001           2002      2001
                                  --------     --------    --------     --------     --------  --------       --------  --------
Operating Revenue
Life and annuity premiums              8.7         12.7        56.4         64.3                                  13.5      11.4
Surrender charges                      7.4          7.2        15.5         19.9         (0.0)
Mortality assessments                                         127.3        125.5                                   8.9       7.1
Expense assessments                  105.7        126.2        56.3         52.8         (0.0)                    22.8      24.1
Health premiums                                                 0.0          0.1                                   0.6       0.5
Investment advisory fees                                                    (0.0)        65.8      71.4
Other revenue and fees                 2.7         10.0         6.2          6.0         22.1      23.4          (11.9)     (9.2)
Net investment income                373.1        342.6       223.3        226.6         12.7      12.8           16.6      15.2
Earnings in Unconsolidated
Affiliates
                                  --------     --------    --------     --------     --------  --------       --------  --------
Operating Revenue                    497.6        498.7       485.0        495.2        100.5     107.6           50.6      49.1
                                  --------     --------    --------     --------     --------  --------       --------  --------

Operating Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits      78.4         55.3       114.6        112.9                                  21.2      16.7
Div accum & div to policyholders                               22.8         25.4
Interest credited to policy bal.     231.7        227.5       150.7        146.9          0.0
Health policy benefits                                          0.0          0.0                                   1.8       4.1
                                  --------     --------    --------     --------     --------  --------       --------  --------
Total insurance benefits             310.1        282.8       288.0        285.2          0.0                     23.1      20.8
Underwriting, acquisition,
insurance and other expenses*:
Commissions                           72.8         96.7        38.6         45.1          0.0                      1.3       1.9
Other volume related expenses         18.1         13.1        58.3         56.9         (0.0)
Operating and administrative
expenses                              68.3         66.4        43.6         38.3         81.2      88.4           20.0      24.1
Taxes, licenses and fees              (0.5)         4.5        11.5         12.5          3.3       5.7
Par policyholder interests
Foreign exchange                  --------     --------    --------     --------     --------  --------       --------  --------
Subtotal                             158.8        180.7       152.1        152.8         84.4      94.1           21.3      25.9
Deferral of acquisition costs        (55.3)       (71.9)     (101.4)      (106.3)                                 (0.6)     (0.9)
DAC amortization                      29.6         20.8        36.3         30.2                                 (11.5)     (3.9)
                                  --------     --------    --------     --------     --------  --------       --------  --------
DAC deferral net of amortization     (25.7)       (51.0)      (65.1)       (76.1)                                (12.1)     (4.8)
PVIF amortization                     20.0          1.4        17.4         14.7                                   5.5       5.6
Other intangibles amortization                                                            2.0       2.3
                                  --------     --------    --------     --------     --------  --------       --------  --------
Total underwriting, acquisition,
insurance and other expenses         153.2        131.1       104.4         91.4         86.4      96.4           14.7      26.8
Goodwill amortization                               0.3                      5.9                    4.1                      0.2
Interest                                                        0.0          0.0
                                  --------     --------    --------     --------     --------  --------       --------  --------
Operating Benefits and Expenses      463.3        414.2       392.5        382.5         86.4     100.4           37.8      47.8
                                  --------     --------    --------     --------     --------  --------       --------  --------

Income from Operations Before Tax     34.4         84.5        92.5        112.7         14.1       7.1           12.8       1.4

Federal income taxes                  (2.1)         9.7        28.8         39.5          3.8       2.1           (3.1)    (18.1)
                                  --------     --------    --------     --------     --------  --------       --------  --------
Income from Operations                36.5         74.8        63.8         73.2         10.3       5.1           15.9      19.5
                                  --------     --------    --------     --------     --------  --------       --------  --------

Restructuring charges                                                       (1.5)         0.0      (0.4)           1.7
Realized gains (losses) on
investments                          (30.4)       (20.7)       (3.6)       (21.3)        (0.9)     (0.7)           0.8       3.0
Gains (losses) on derivatives         (0.0)         0.1         0.1          1.5
Reserve increase on business sold
through reinsurance
Gain on sale of subsidiaries
                                  --------     --------    --------     --------     --------  --------       --------  --------
Income before Accounting Changes       6.0         54.2        60.2         51.9          9.3       4.0           18.5      22.5
Cumulative effect of accounting
changes                                             0.0                     (0.0)
                                  --------     --------    --------     --------     --------  --------       --------  --------
Net Income                             6.0         54.2        60.2         51.9          9.3       4.0           18.5      22.5
                                  ========     ========    ========     ========     ========  ========       ========  ========

Inc. from Oper.-before Goodwill
Amort.                                36.5        75.1         63.8         79.1         10.3       9.1           15.9      19.7
                                  --------     --------    --------     --------     --------  --------       --------  --------
Net Income-before Goodwill             6.0        54.5         60.2         57.8          9.3       8.1           18.5      22.7
Amort.                            --------     --------    --------     --------     --------  --------       --------  --------

* Does not include restructuring charges which is consistent with the definition of "Income from Operations" (see page 5).




                                                                                                PAGE 8

                Reconciliation of Business Segments to Consolidated Income Statement
                                 Unaudited [Millions of Dollars]

                                           Corporate and        Consolidating
                                         Other Operations        Adjustments           Consolidated
                                         -----------------    ------------------    ------------------
For the Quarter                             Dec        Dec        Dec        Dec        Dec        Dec
Ended December 31                          2002       2001       2002       2001       2002       2001
                                        -------    -------    -------    -------    -------    -------

Operating Revenue
Life and annuity premiums                   2.2      182.3                             80.7      270.7
Surrender charges                                      0.1        0.6        0.5       23.5       27.7
Mortality assessments                      (0.9)       0.0                            135.3      132.6
Expense assessments                         0.9       (0.0)       7.0        9.3      192.8      212.4
Health premiums                            18.4       35.5                             19.1       36.1
Investment advisory fees                                        (21.1)     (20.5)      44.7       50.9
Other revenue and fees                    110.4      115.3      (40.9)     (37.3)      88.4      108.2
Net investment income                      37.7       51.1       (1.3)      (1.7)     662.2      646.6
Earnings in Unconsolidated
Affiliates                                             4.3                                         4.3
                                        -------    -------    -------    -------    -------    -------
Operating Revenue                         168.7      388.6      (55.8)     (49.6)    1246.7     1489.6
                                        -------    -------    -------    -------    -------    -------
Operating Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits           (0.2)     117.9                            214.0      302.8
Div accum & div to policyholders           (0.0)       1.2                             22.8       26.6
Interest credited to policy bal.           21.4        7.0        7.2        9.2      411.1      390.6
Health policy benefits                      3.3       20.9                              5.1       25.0
                                        -------    -------    -------    -------    -------    -------
Total insurance benefits                   24.5      146.9        7.2        9.2      653.0      744.9
Underwriting, acquisition,
insurance and other expenses*:
Commissions                                42.2       69.0        7.1        5.1      162.0      217.9
Other volume related expenses              20.7      (21.1)     (24.5)     (19.7)      72.6       29.1
Operating and administrative
expenses                                   71.4      122.0      (42.1)     (41.8)     242.5      297.3
Taxes, licenses and fees                    9.1        7.8                             23.5       30.4
Par policyholder interests
Foreign exchange                           (0.6)       1.1                             (0.6)       1.1
                                        -------    -------    -------    -------    -------    -------
Subtotal                                  142.7      178.8      (59.4)     (56.4)     499.9      575.9
Deferral of acquisition costs              (6.6)     (10.5)                 (8.7)    (167.8)    (194.5)
DAC amortization                            0.1        1.5        8.2        8.0       62.7       56.8
                                        -------    -------    -------    -------    -------    -------
DAC deferral net of amortization            0.1       (5.1)      (2.2)      (0.7)    (105.0)    (137.7)
PVIF amortization                                                                      43.0       21.8
Other intangibles amortization                         0.2                              2.0        2.5
Total underwriting, acquisition,
insurance and other expenses              142.8      173.9      (61.7)     (57.1)     439.9      462.5
Goodwill amortization                                  0.3                  (0.0)                 10.7
Interest                                   24.8       26.7       (1.3)      (1.7)      23.5       25.0
                                        -------    -------    -------    -------    -------    -------
Operating Benefits and Expenses           192.1      347.9      (55.8)     (49.6)    1116.3     1243.1
                                        -------    -------    -------    -------    -------    -------
Income from Operations Before Tax         (23.5)      40.7       (0.0)       0.0      130.3      246.5

Federal income taxes                       (9.2)      14.2                             18.2       47.4
                                        -------    -------    -------    -------    -------    -------
Income from Operations                    (14.3)      26.5       (0.0)       0.0      112.2      199.1
                                        -------    -------    -------    -------    -------    -------
Restructuring charges                       0.0      (18.3)                             1.7      (20.2)
Realized gains (losses) on
investments                                 0.8       19.5                   0.3      (33.3)     (20.0)
Gains (losses) on derivatives               0.2       (6.3)                             0.2       (4.6)
Reserve increase on business sold
through reinsurance                        (8.2)                                       (8.2)
Gain on sale of subsidiaries              (11.5)      15.0        2.1                  (9.4)      15.0
                                        -------    -------    -------    -------    -------    -------
Income before Accounting Changes          (33.0)      36.4        2.1        0.3       63.2      169.2
Cumulative effect of accounting
changes                                               (0.0)                                       (0.0)
                                        -------    -------    -------    -------    -------    -------
Net Income                                (33.0)      36.4        2.1        0.3       63.2      169.2
                                       ========   ========   ========   ========   ========   ========
Inc. from Oper.-before Goodwill
Amort.                                    (14.3)      26.8       (0.0)                112.2      209.8
                                        -------    -------    -------    -------    -------    -------
Net Income-before Goodwill Amort.         (33.0)      36.7        2.1        0.3       63.2      180.0
                                        -------    -------    -------    -------    -------    -------

* Does not include restructuring charges which is consistent with the definition of "Income from
  Operations" (see page 5).




                                                                                                                          PAGE 9

                                                 Reconciliation of Business Segments to Consolidated Income Statement
                                                                  Unaudited [Millions of Dollars]

                                                                                         Investment
For the Year Ended December 31       Lincoln Retirement        Life Insurance            Management               Lincoln UK
                                  ----------------------   ---------------------     ------------------       ------------------

                                       Dec          Dec         Dec          Dec          Dec       Dec            Dec       Dec
                                      2002         2001        2002         2001         2002      2001           2002      2001
                                  --------     --------    --------     --------     --------  --------       --------  --------

Operating Revenue
Life and annuity premiums             47.4         77.5       203.6        212.3                                  48.0      43.6
Surrender charges                     31.2         31.2        54.1         66.1
Mortality assessments                                         501.5        499.4                                  32.4      33.9
Expense assessments                  469.8        537.7       199.5        191.4                                 105.3     134.8
Health premiums                                                 0.2          0.1                                   2.6       2.5
Investment advisory fees                                                                267.2     284.6
Other revenue and fees                 3.3         16.7        23.7         17.9         87.0      99.2           24.9      (1.4)
Net investment income               1433.9       1370.0       899.1        910.2         50.5      53.6           62.1      64.8
Earnings in Unconsolidated
Affiliates
                                  --------     --------    --------     --------     --------  --------       --------  --------
Operating Revenue                   1985.5       2033.1      1881.7       1897.5        404.7     437.4          275.4     278.2
                                  --------     --------    --------     --------     --------  --------       --------  --------
Operating Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits     314.1        263.9       427.4        418.6                                  70.8      70.8
Div accum & div to policyholders                               76.0         78.5
Interest credited to policy bal.     903.8        863.8       598.6        569.9
Health policy benefits                                          0.0          0.0                                  13.4      12.5
                                  --------     --------    --------     --------     --------  --------       --------  --------
Total insurance benefits            1217.9       1127.7      1102.0       1067.0                                  84.2      83.4
Underwriting, acquisition,
insurance and other expenses*:
Commissions                          320.8        336.3       139.8        142.1                                   6.1      10.8
Other volume related expenses         64.6         49.7       190.4        176.4
Operating and administrative
expenses                             225.0        225.5       157.8        161.0        342.3     364.8           74.5      80.0
Taxes, licenses and fees              11.5         13.7        53.2         49.2         17.7      22.2
Par policyholder interests
Foreign exchange
                                  --------     --------    --------     --------     --------  --------       --------  --------
Subtotal                             621.8        625.3       541.2        528.7        360.0     387.0           80.6      90.8
Deferral of acquisition costs       (243.9)      (240.9)     (336.6)      (324.8)                                 (3.4)     (4.2)
DAC amortization                     157.6        125.5       105.8         95.0                                  50.0      35.8
                                  --------     --------    --------     --------     --------  --------       --------  --------
DAC deferral net of amortization     (86.2)      (115.4)     (230.7)      (229.8)                                 46.5      31.7
PVIF amortization                     31.8         14.7        73.9         75.9                                  30.8      22.5
Other intangibles amortization                                                            8.2      10.8
                                  --------     --------    --------     --------     --------  --------       --------  --------
Total underwriting, acquisition,
insurance and other expenses         567.4        524.5       384.4        374.7        368.3     397.8          157.9     145.0
Goodwill amortization                               1.2                     23.7                   16.2                      0.6
Interest                                                        0.0          0.0
                                  --------     --------    --------     --------     --------  --------       --------  --------
Operating Benefits and Expenses     1785.3       1653.5      1486.3       1465.4        368.3     414.1          242.1     229.0
                                  --------     --------    --------     --------     --------  --------       --------  --------
Income from Operations Before Tax    200.2        379.6       395.4        432.1         36.4      23.4           33.3      49.2

Federal income taxes                  12.7         59.3       123.5        153.0          7.5       8.7           (3.7)    (11.1)
                                  --------     --------    --------     --------     --------  --------       --------  --------
Income from Operations               187.5        320.3       271.9        279.0         28.9      14.6           37.0      60.2
                                  --------     --------    --------     --------     --------  --------       --------  --------
Restructuring charges                 (1.0)        (1.3)                    (3.5)         0.3      (0.4)           1.7
Realized gains (losses) on
investments                         (127.8)       (42.3)      (63.8)       (38.5)        (3.5)     (2.4)           1.3       8.7
Gains (losses) on derivatives         (0.8)        (0.2)        1.0          1.6
Reserve increase on business sold
through reinsurance
Gain on sale of subsidiaries
                                  --------     --------    --------     --------     --------  --------       --------  --------
Income before Accounting Changes      57.8        276.5       209.0        238.6         25.6      11.9           40.0      68.9
Cumulative effect of accounting
changes                                            (7.3)                    (5.5)                  (0.1)
                                  --------     --------    --------     --------     --------  --------       --------  --------
Net Income                            57.8        269.2       209.0        233.1         25.6      11.8           40.0      68.9
                                  ========     ========    ========     ========     ========  ========       ========  ========
Inc. from Oper.-before Goodwill
Amort.                               187.5        321.5       271.9        302.7         28.9      30.9           37.0      60.9
                                  --------     --------    --------     --------     --------  --------       --------  --------
Net Income-before Goodwill Amort.     57.8        270.5       209.0        256.7         25.6      28.0           40.0      69.6
                                  --------     --------    --------     --------     --------  --------       --------  --------

* Does not include restructuring charges which is consistent with the definition of "Income from Operations" (see page 5).




                                                                                               PAGE 10

                Reconciliation of Business Segments to Consolidated Income Statement
                                 Unaudited [Millions of Dollars]

                                           Corporate and        Consolidating
                                         Other Operations        Adjustments           Consolidated
                                         -----------------    ------------------    ------------------
For the Year                                Dec        Dec        Dec        Dec        Dec        Dec
Ended December 31                          2002       2001       2002       2001       2002       2001
                                        -------    -------    -------    -------    -------    -------
Operating Revenue
Life and annuity premiums                  (3.3)    1030.1                            295.6     1363.4
Surrender charges                                      1.9        2.4        2.2       87.8      101.5
Mortality assessments                      (3.6)       0.1                            530.3      533.3
Expense assessments                         3.6       (0.0)      38.1       45.3      816.3      909.2
Health premiums                            17.5      337.9                             20.3      340.6
Investment advisory fees                                        (83.8)     (87.5)     183.3      197.2
Other revenue and fees                    392.4      366.2     (156.5)    (149.6)     374.7      349.1
Net investment income                     168.6      292.2       (6.0)     (11.1)    2608.3     2679.6
Earnings in Unconsolidated
Affiliates                                 (0.6)       5.7                             (0.6)       5.7
                                        -------    -------    -------    -------    -------    -------
Operating Revenue                         574.6     2034.0     (205.7)    (200.5)    4916.1     6479.6
                                        -------    -------    -------    -------    -------    -------

Operating Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits           (1.1)     764.6                            811.3     1517.9
Div accum & div to policyholders                       5.2                             76.0       83.7
Interest credited to policy bal.           83.5       33.6       31.3       38.7     1617.1     1506.0
Health policy benefits                     36.3      289.6                             49.7      302.1
                                        -------    -------    -------    -------    -------    -------
Total insurance benefits                  118.8     1092.9       31.3       38.7     2554.1     3409.7
Underwriting, acquisition,
insurance and other expenses*:
Commissions                                86.1      349.1       26.5       22.1      579.4      860.3
Other volume related expenses              79.6       26.4      (77.8)     (67.7)     256.8      184.8
Operating and administrative
expenses                                  238.9      397.3     (170.6)    (177.9)     867.8     1050.9
Taxes, licenses and fees                   29.1       43.2                            111.5      128.3
Par policyholder interests
Foreign exchange                            0.3       (1.4)                             0.3       (1.4)
                                        -------    -------    -------    -------    -------    -------
Subtotal                                  434.0      814.7     (221.9)    (223.5)    1815.8     2223.0
Deferral of acquisition costs              (1.4)    (108.5)     (42.0)     (35.6)    (627.3)    (714.1)
DAC amortization                            0.4       80.5       32.8       30.9      346.7      367.7
                                        -------    -------    -------    -------    -------    -------
DAC deferral net of amortization           (1.0)     (28.0)      (9.2)      (4.7)    (280.6)    (346.3)
PVIF amortization                                                                     136.5      113.1
Other intangibles amortization                         1.3                              8.2       12.1
                                        -------    -------    -------    -------    -------    -------
Total underwriting, acquisition,
insurance and other expenses              433.0      788.0     (231.0)    (228.2)    1679.9     2001.8
Goodwill amortization                                  1.7                  (0.0)                 43.4
Interest                                  102.6      132.1       (6.0)     (11.1)      96.6      121.0
                                        -------    -------    -------    -------    -------    -------
Operating Benefits and Expenses           654.3     2014.6     (205.7)    (200.6)    4330.6     5576.0
                                        -------    -------    -------    -------    -------    -------

Income from Operations Before Tax         (79.8)      19.4        0.0        0.0      585.4      903.6

Federal income taxes                      (29.0)       4.7                            111.0      214.7

                                        -------    -------    -------    -------    -------    -------
Income from Operations                    (50.8)      14.8        0.0        0.0      474.4      689.0
                                        -------    -------    -------    -------    -------    -------

Restructuring charges                       1.1      (19.5)                             2.0      (24.7)
Realized gains (losses) on
investments                                16.7        4.8                  1.0      (177.2)     (68.7)
Gains (losses) on derivatives               0.6       (6.3)                             0.8       (4.9)
Reserve increase on business sold
through reinsurance                      (199.1)                                     (199.1)
Gain on sale of subsidiaries              (11.5)      15.0        2.1                  (9.4)      15.0
                                        -------    -------    -------    -------    -------    -------
Income before Accounting Changes         (243.0)       8.8        2.1        1.1       91.6      605.8
Cumulative effect of accounting
changes                                               (2.7)                                     (15.6)
                                        -------    -------    -------    -------    -------    -------
Net Income                               (243.0)       6.1        2.1        1.1       91.6      590.2
                                        =======    =======    =======    =======    =======    =======

Inc. from Oper.-before Goodwill
Amort.                                    (50.8)      16.4        0.0                 474.4      732.4
                                        -------    -------    -------    -------    -------    -------
Net Income-before Goodwill Amort.        (243.0)       7.8        2.1        1.0       91.6      633.6
                                        -------    -------    -------    -------    -------    -------

* Does not include restructuring charges which is consistent with the definition of "Income from
  Operations" (see page 5).




                                                                                   PAGE 11

                              Statement of Consolidated Income
                              Unaudited [Millions of Dollars]

For the Year Ended December 31            1998       1999       2000       2001       2002
                                       -------    -------    -------    -------    -------
Operating Revenue
Life and annuity premiums                985.6     1183.0     1403.3     1363.4      295.6
Surrender charges                         91.5      110.2      114.7      101.5       87.8
Mortality assessments                    380.1      496.4      496.5      533.3      530.3
Expense assessments                      803.0      930.9     1050.2      909.2      816.3
Health premiums                          635.1      698.5      409.8      340.6       20.3
Investment advisory fees                 227.1      223.8      213.1      197.2      183.3
Other revenue and fees                   261.0      344.5      441.1      349.1      374.7
Net investment income                   2681.4     2807.5     2747.1     2679.6     2608.3
Earnings in Unconsolidated
Affiliates                                 3.3        5.8       (0.4)       5.7       (0.6)
                                       -------    -------    -------    -------    -------
Operating Revenue                       6068.0     6800.7     6875.4     6479.6     4916.1
                                       -------    -------    -------    -------    -------

Operating Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits        1237.7     1546.6     1546.4     1517.9      811.3
Div accum & div to policyholders          78.0       88.4       87.6       83.7       76.0
Interest credited to policy bal.        1446.2     1510.4     1474.2     1506.0     1617.1
Health policy benefits                   566.9      659.7      449.0      302.1       49.7
                                       -------    -------    -------    -------    -------
Total insurance benefits                3328.9     3805.0     3557.2     3409.7     2554.1
Underwriting, acquisition,
insurance and other expenses*:
Commissions                              740.1      961.0      919.1      860.3      579.4
Other volume related expenses            150.7      197.1      253.8      184.8      256.8
Operating and administrative
expenses                                 995.7     1165.3     1157.0     1050.9      867.8
Taxes, licenses and fees                  75.9       84.0      113.0      128.3      111.5
Par policyholder interests                (4.3)       3.3        1.1
Foreign exchange                          (1.5)       1.9       (2.9)      (1.4)       0.3
                                       -------    -------    -------    -------    -------
Subtotal                                1956.5     2412.6     2441.2     2223.0     1815.8
Deferral of acquisition costs                                            (714.1)    (627.3)
DAC amortization                                                          367.7      346.7
                                       -------    -------    -------    -------    -------
DAC deferral net of amortization        (208.2)    (314.6)    (427.5)    (346.3)    (280.6)
PVIF amortization                         77.1      102.5      132.6      113.1      136.5
Other intangibles amortization            18.8       18.0       17.7       12.1        8.2
                                       -------    -------    -------    -------    -------
Total underwriting, acquisition,
insurance and other expenses            1844.2     2218.5     2164.1     2001.8     1679.9
Goodwill amortization                     44.5       49.2       45.1       43.4
Interest                                 117.1      133.7      139.5      121.0       96.6
                                       -------    -------    -------    -------    -------
Operating Benefits and Expenses         5334.6     6206.4     5905.9     5576.0     4330.6
                                       -------    -------    -------    -------    -------

Income from Operations Before Tax        733.4      594.4      969.6      903.6      585.4

Federal income taxes                     203.0      118.9      250.5      214.7      111.0

                                       -------    -------    -------    -------    -------
Income from Continuing Operations        530.4      475.5      719.1      689.0      474.4
                                       -------    -------    -------    -------    -------

Discontinued Operations
Restructuring charges                    (34.3)     (18.9)     (80.2)     (24.7)       2.0
Realized gains (losses) on
investments                               13.7        3.8      (17.5)     (68.7)    (177.2)
Gains (losses) on derivatives                                              (4.9)       0.8
Reserve increase on business sold
through reinsurance                                                                 (199.1)
Gain on sale of subsidiaries                                               15.0       (9.4)
                                       -------    -------    -------    -------    -------
Income before Accounting Changes         509.8      460.4      621.4      605.8       91.6
Cumulative Effect of Accounting
Changes                                                                   (15.6)
                                       -------    -------    -------    -------    -------
Net Income                               509.8      460.4      621.4      590.2       91.6
                                       =======    =======    =======    =======    =======

------------------------------------------------------------------------------------------

Roll Forward of Deferred
Acquisition Costs

Balance at beginning-of-year                                            3,070.5    2,885.3
Deferral                                                                  714.1      627.3
Amortization                                                             (367.7)    (346.7)
                                       -------    -------    -------    -------    -------
Operating                                                                 346.4      280.5
Adjustment related to realized
(gains) losses
on securities available-for-sale                                          112.9      115.0
Adjustment related to unrealized
(gains) losses
on securities available-for-sale                                         (187.2)    (338.5)
Foreign currency translation
adjustment                                                                (16.0)      56.9
Disposition of business                                                  (425.9)       0.0
Other                                                                     (15.3)     (28.3)
                                       -------    -------    -------    -------    -------
Balance at end-of-year                                                  2,885.3    2,970.9
                                       =======    =======    =======    =======    =======

Roll Forward of Present Value of
In-Force

Balance at beginning-of-year                                            1,483.3    1,362.5
Amortization                                                             (113.1)    (136.4)
Foreign currency translation
adjustment                                                                 (7.0)      24.1
Other                                                                      (0.7)      (0.0)
                                       -------    -------    -------    -------    -------
Balance at end-of-year                                                  1,362.5    1,250.1
                                       =======    =======    =======    =======    =======

* Does not include restructuring charges which is consistent with the definition of
  "Income from Operations" (see page 5).




                                                                                                                      PAGE 12

                                                               Statement of Consolidated Income
                                                                Unaudited [Millions of Dollars]

                                        Mar             Jun             Sep             Dec             Mar               Jun
For the Quarter Ended                  2000            2000            2000            2000            2001              2001
                                     ------          ------          ------          ------          ------             -----
Operating Revenue
Life and annuity premiums             331.2           337.1           339.0           396.1           402.1             353.9
Surrender charges                      28.7            29.8            25.9            30.3            27.8              22.8
Mortality assessments                 118.5           122.5           125.9           129.6           133.7             133.7
Expense assessments                   261.1           258.6           273.4           257.1           244.9             227.5
Health premiums                        58.4           144.0           117.9            89.4           104.8              95.7
Investment advisory fees               54.0            52.2            53.3            53.6            49.4              49.6
Other revenue and fees                110.1            84.0           104.0           143.0            85.9              54.9
Net investment income                 711.1           673.8           690.0           672.1           673.7             673.1
Earnings in Unconsolidated
Affiliates                              1.0            (3.6)            1.6             0.6             0.9               0.0
                                    -------         -------         -------         -------         -------           -------
Operating Revenue                    1674.1          1698.4          1731.0          1772.0          1723.3            1611.1
                                    -------         -------         -------         -------         -------           -------

Operating Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits      356.1           370.1           390.2           430.0           418.9             373.6
Div accum & div to policyholders       21.7            20.2            18.2            27.4            18.9              20.2
Interest credited to policy bal.      373.9           366.8           362.0           371.5           367.1             369.7
Health policy benefits                114.3           119.9           123.0            91.8           101.8              91.5
                                    -------         -------         -------         -------         -------           -------
Total insurance benefits              866.0           877.0           893.5           920.7           906.7             855.0
Underwriting, acquisition,
insurance and other expenses*:
Commissions                           194.2           251.9           238.5           234.6           216.9             217.6
Other volume related expenses          50.5            54.2            62.9            86.2            43.7              58.9
Operating and administrative
expenses                              299.6           268.8           270.3           318.4           246.9             242.6
Taxes, licenses and fees               32.8            21.6            26.3            32.4            36.5              30.8
Par policyholder interests             (1.5)            1.6             1.4            (0.5)           (0.0)              0.0
Foreign exchange                       (0.2)           (1.0)           (0.5)           (1.1)           (2.0)              2.0
                                    -------         -------         -------         -------         -------           -------
Subtotal                              575.3           597.1           598.8           670.0           542.1             551.9
Deferral of acquisition costs                                                                        (161.1)           (175.1)
DAC amortization                                                                                      110.0              82.9
                                    -------         -------         -------         -------         -------           -------
DAC deferral net of amortization      (82.3)          (99.7)         (109.1)         (136.4)          (51.0)            (92.2)
PVIF amortization                      31.9            31.0            36.2            33.5            33.3              23.6
Other intangibles amortization          4.7             4.3             4.3             4.3             4.3               2.6
                                    -------         -------         -------         -------         -------           -------
Total underwriting, acquisition,
insurance and other expenses          529.6           532.8           530.3           571.4           528.6             486.0
Goodwill amortization                  10.2            12.0            12.0            10.9            10.9              10.9
Interest                               36.3            35.4            34.4            33.4            34.4              32.0
                                    -------         -------         -------         -------         -------           -------
Operating Benefits and Expenses      1442.2          1457.2          1470.1          1536.4          1480.6            1383.9
                                    -------         -------         -------         -------         -------           -------
Income from Operations before
Tax/Min Int.                          232.0           241.1           260.8           235.6           242.7             227.2

Federal income taxes                   61.6            67.9            70.1            50.9            64.1              59.1


Inc from Operations before Min      -------         -------         -------         -------         -------           -------
Int                                   170.4           173.2           190.7           184.7           178.6             168.1
                                    -------         -------         -------         -------         -------           -------

Minority Interest                      (0.2)            0.2            (0.0)            0.0            (0.0)             (0.0)

                                    -------         -------         -------         -------         -------           -------
Income from Operations                170.6           173.0           190.7           184.7           178.6             168.1
                                    -------         -------         -------         -------         -------           -------
Restructuring charges                                  (2.7)          (40.5)          (37.0)           (0.7)             (3.9)
Realized gains (losses) on
investments                            (0.4)           (6.7)          (11.6)            1.2           (13.4)            (11.5)
Gains (losses) on derivatives                                                                          (0.1)              0.2
Reserve increase on business sold
through reinsurance
Gain on sale of subsidiaries
                                    -------         -------         -------         -------         -------           -------
Income before Accounting Changes      170.2           163.6           138.6           148.9           164.5             153.0
Cumulative Effect of Accounting
Changes                                                                                                (4.3)            (11.3)
                                    -------         -------         -------         -------         -------           -------
Net Income                            170.2           163.6           138.6           148.9           160.2             141.7
                                    =======         =======         =======         =======         =======           =======

-----------------------------------------------------------------------------------------------------------------------------

Roll Forward of Deferred
Acquisition Costs

Balance at beginning-of-period                                                                      3,070.5           2,963.4
Deferral                                                                                              161.1             175.1
Amortization                                                                                         (110.0)            (82.9)
Operating                                                                                              51.1              92.2
Adjustment related to realized
(gains) losses
on securities available-for-sale                                                                       21.7              17.8
Adjustment related to unrealized
(gains) losses
on securities available-for-sale                                                                     (154.1)             55.8
Foreign currency translation
adjustment                                                                                            (32.4)             (0.2)
Disposition of business
Other                                                                                                   6.7               0.1
                                                                                                    -------           -------
Balance at end-of-year                                                                              2,963.4           3,129.1
                                                                                                    =======           =======
Roll Forward of Present Value of
In-Force

Balance at beginning-of-period                                                                      1,483.3           1,436.0
Amortization                                                                                          (33.3)            (23.6)
Foreign currency translation
adjustment                                                                                            (14.0)             (0.1)
Other
                                                                                                    -------           -------
Balance at end-of-year                                                                              1,436.0           1,412.3
                                                                                                    =======           =======


                                        Sep             Dec             Mar             Jun             Sep               Dec
For the Quarter Ended                  2001            2001            2002            2002            2002              2002
                                     ------          ------          ------          ------          ------             -----
Operating Revenue
Life and annuity premiums             336.8           270.7            74.7            68.7            71.6              80.7
Surrender charges                      23.2            27.7            20.2            21.3            22.8              23.5
Mortality assessments                 133.3           132.6           130.4           130.5           134.1             135.3
Expense assessments                   224.4           212.4           210.5           214.4           198.6             192.8
Health premiums                       103.9            36.1             2.4             8.3            (9.6)             19.1
Investment advisory fees               47.2            50.9            48.0            47.8            42.9              44.7
Other revenue and fees                100.2           108.2            95.0            97.2            94.2              88.4
Net investment income                 686.2           646.6           648.1           651.0           647.0             662.2
Earnings in Unconsolidated
Affiliates                              0.4             4.3                            (0.6)
                                    -------         -------         -------         -------         -------           -------
Operating Revenue                    1655.6          1489.6          1229.3          1238.5          1201.6            1246.7
                                    -------         -------         -------         -------         -------           -------

Operating Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits      422.6           302.8           176.1           191.5           229.7             214.0
Div accum & div to policyholders       18.0            26.6            17.8            18.2            17.2              22.8
Interest credited to policy bal.      378.7           390.6           406.2           382.5           417.4             411.1
Health policy benefits                 83.8            25.0             3.3            33.9             7.3               5.1
                                    -------         -------         -------         -------         -------           -------
Total insurance benefits              903.1           744.9           603.4           626.1           671.6             653.0
Underwriting, acquisition,
insurance and other expenses*:
Commissions                           207.9           217.9           144.2           148.6           124.6             162.0
Other volume related expenses          53.1            29.1            54.7            65.5            63.9              72.6
Operating and administrative
expenses                              264.0           297.3           208.5           204.1           212.8             242.5
Taxes, licenses and fees               30.6            30.4            38.3            24.6            25.1              23.5
Par policyholder interests
Foreign exchange                       (2.5)            1.1             0.0             0.6             0.4              (0.6)
                                    -------         -------         -------         -------         -------           -------
Subtotal                              553.1           575.9           445.7           443.4           426.8             499.9
Deferral of acquisition costs        (183.4)         (194.5)         (147.9)         (156.1)         (155.5)           (167.8)
DAC amortization                      118.0            56.8            70.4           100.7           113.0              62.7
                                    -------         -------         -------         -------         -------           -------
DAC deferral net of amortization      (65.4)         (137.7)          (77.5)          (55.5)          (42.5)           (105.0)
PVIF amortization                      34.4            21.8            21.3            31.9            40.2              43.0
Other intangibles amortization          2.6             2.5             2.2             2.0             2.0               2.0
                                    -------         -------         -------         -------         -------           -------
Total underwriting, acquisition,
insurance and other expenses          524.7           462.5           391.7           421.8           426.5             439.9
Goodwill amortization                  10.9            10.7
Interest                               29.6            25.0            24.8            24.6            23.7              23.5
                                    -------         -------         -------         -------         -------           -------
Operating Benefits and Expenses      1468.4          1243.1          1019.9          1072.6          1121.8            1116.3
                                    -------         -------         -------         -------         -------           -------
Income from Operations before
Tax/Min Int.                          187.3           246.5           209.4           166.0            79.7             130.3

Federal income taxes                   44.1            47.4            47.4            38.7             6.7              18.2


Inc from Operations before Min      -------         -------         -------         -------         -------           -------
Int                                   143.2           199.1           162.0           127.2            73.0             112.2
                                    -------         -------         -------         -------         -------           -------

Minority Interest                      (0.0)           (0.0)

                                    -------         -------         -------         -------         -------           -------
Income from Operations                143.2           199.1           162.0           127.2            73.0             112.2
                                    -------         -------         -------         -------         -------           -------
Restructuring charges                   0.0           (20.2)                           (1.0)            1.3               1.7
Realized gains (losses) on
investments                           (23.8)          (20.0)          (67.6)          (52.7)          (23.6)            (33.3)
Gains (losses) on derivatives          (0.4)           (4.6)            0.1             0.3             0.1               0.2
Reserve increase on business sold
through reinsurance                                                                   (14.4)         (176.4)             (8.2)
Gain on sale of subsidiaries                                                                                             (9.4)
                                    -------         -------         -------         -------         -------           -------
Income before Accounting Changes      119.1           169.2            94.5            59.4          (125.5)             63.2
Cumulative Effect of Accounting
Changes                                                (0.0)
                                    -------         -------         -------         -------         -------           -------
Net Income                            119.1           169.2            94.5            59.4          (125.5)             63.2
                                    =======         =======         =======         =======         =======           =======

-----------------------------------------------------------------------------------------------------------------------------

Roll Forward of Deferred
Acquisition Costs

Balance at beginning-of-period      3,129.1         3,087.2         2,885.3         3,114.9         3,056.6           2,868.7
Deferral                              183.4           194.5           147.9           156.1           155.5             167.8
Amortization                         (118.0)          (56.8)          (70.4)         (100.7)         (113.0)            (62.7)
Operating                              65.4           137.8            77.5            55.4            42.5             105.1
Adjustment related to realized
(gains) losses
on securities available-for-sale       23.9            49.5            41.9            32.5            22.9              17.8
Adjustment related to unrealized
(gains) losses
on securities available-for-sale     (157.0)           68.1           114.9          (152.1)         (267.1)            (34.2)
Foreign currency translation
adjustment                             23.8            (7.2)          (12.2)           41.7            13.8              13.7
Disposition of business                              (425.9)
Other                                   2.1           (24.2)            7.5           (35.7)           (0.0)
Inc from Operations before Min      -------         -------         -------         -------         -------           -------
Balance at end-of-year              3,087.2         2,885.3         3,114.9         3,056.6         2,868.7           2,970.9
                                    =======         =======         =======         =======         =======           =======
Roll Forward of Present Value of
In-Force

Balance at beginning-of-period      1,412.3         1,387.4         1,362.5         1,336.1         1,321.4           1,286.9
Amortization                          (34.4)          (21.8)          (21.3)          (31.9)          (40.2)            (42.9)
Foreign currency translation
adjustment                             10.3            (3.2)           (5.1)           17.4             5.7               6.1
Other                                  (0.7)                                           (0.1)                              0.1
Inc from Operations before Min      -------         -------         -------         -------         -------           -------
Balance at end-of-year              1,387.4         1,362.5         1,336.1         1,321.4         1,286.9           1,250.1
                                    =======         =======         =======         =======         =======           =======

* Does not include restructuring charges which is consistent with the definition of "Income from Operations" (see page 5).




                                                                                                                         PAGE 13

                                          Reconciliation of Business Segments to Consolidated Balance Sheets
                                                           Unaudited [Millions of Dollars]

                                                                                                Investment
                                           Lincoln Retirement          Life Insurance           Management         Lincoln UK
                                         ---------------------     ---------------------    -----------------  -----------------

ASSETS                                       Dec           Dec          Dec          Dec        Dec       Dec      Dec       Dec
                                            2002          2001         2002         2001       2002      2001     2002      2001
                                         -------       -------      -------      -------    -------   -------  -------   -------
Investments
Corporate bonds                          12928.9       10956.5       7879.1       7088.2      494.5     424.2    621.0     512.3
U.S. government bonds                       41.1          13.2         87.0         78.2        0.1       0.2
Foreign government bonds                   259.2         145.8        136.5        114.6        1.5       1.9    307.5     326.2
Asset/Mortgage backed securities          3243.5        1945.8        937.0        779.1       47.2      42.5
State and municipal bonds                   67.8          24.3         30.4         17.4
Preferred stocks-redeemable                 55.6          62.7         12.5         13.0        8.9       8.8
Common stocks                                0.1                        1.5          7.6                         128.9     211.3
Preferred stocks-equity                     33.6          38.5                       5.6        2.7       2.6
Mortgage loans                            2210.3        2378.1       1572.6       1701.6       81.2      92.4      0.3       0.3
Real estate                                                                                                        0.2       0.2
Policy loans                               469.5         491.4       1468.2       1439.7                           7.9       8.6
Other long-term investments                 29.3          11.7         23.7         20.9
                                         -------       -------      -------      -------    -------   -------  -------   -------
Total Investments                        19338.9       16068.0      12148.5      11265.9      636.1     572.6   1066.0    1058.8
                                         -------       -------      -------      -------    -------   -------  -------   -------



Allocated investments                     3757.4        3481.0       1250.7       1154.7      100.0     102.4
Notes receivable from LNC                  358.8         333.3        207.7         27.6       51.7      82.9
Invest in unconsol affiliates
Cash and invested cash                     (76.7)        (24.7)       (22.7)       (36.4)      52.9      55.4    206.7     181.2
Property and equipment                       1.5                        7.7          8.5       44.7      36.5     19.0      39.3
Premium and fees receivable                  0.7           0.0         32.0          8.2       37.0      38.5
Accrued investment income                  256.7         245.0        171.7        187.6        9.0       8.9     22.2      20.9
Assets held in separate accounts         26934.1       34324.6       1310.4       1491.0                        5077.9    5607.2
Federal income tax recoverable
Amount recoverable from
reinsurers                                1169.7        1211.6        920.5        859.5
Deferred acquisition costs                 855.8         912.8       1424.5       1265.6                         597.6     587.3
Other intangible assets                                                                        41.8      50.1
Present value of in-force                  122.7         154.5        890.1        964.0                         237.4     244.0
Goodwill                                    64.1          43.9        855.1        855.1      300.7     300.7     13.3      12.1
Other                                      114.1         138.1        395.6        358.4      187.4     212.5     87.0      37.9
                                         -------       -------      -------      -------    -------   -------  -------   -------
Total Assets                             52897.8       56888.2      19591.6      18409.7     1461.4    1460.5   7327.1    7788.8
                                         =======       =======      =======      =======    =======   =======  =======   =======

--------------------------------------------------------------------------------------------------------------------------------
                                             Corporate and             Consolidating
                                            Other Operations            Adjustments                               Consolidated
                                         ---------------------      --------------------                       -----------------

ASSETS                                       Dec           Dec          Dec          Dec                           Dec       Dec
                                            2002          2001         2002         2001                          2002      2001
                                         -------       -------      -------      -------                       -------   -------
Investments
Corporate bonds                           4011.1        4123.9                                                 25934.7   23105.1
U.S. government bonds                      385.4         318.9                                                   513.6     410.5
Foreign government bonds                   405.6         586.2                                                  1110.2    1174.7
Asset/Mortgage backed securities           787.8         757.3                                                  5015.5    3524.7
State and municipal bonds                   16.2           3.0                                                   114.4      44.7
Preferred stocks-redeemable                  2.1           1.4                                                    79.0      85.9
Common stocks                               97.4         100.5                                                   228.0     319.3
Preferred stocks-equity                     72.9         104.5                                                   109.2     151.2
Mortgage loans                             341.0         363.0                                                  4205.5    4535.5
Real estate                                279.5         267.7                                                   279.7     267.9
Policy loans                                                                                                    1945.6    1939.7
Other long-term investments                413.2         521.3         (0.0)        (0.0)                        466.2     553.8
                                         -------       -------      -------      -------                       -------   -------
Total Investments                         6812.3        7147.8         (0.0)        (0.0)                      40001.7   36113.1
                                         -------       -------      -------      -------                       -------   -------


Allocated investments                     (468.2)         50.0      (4639.9)     (4788.2)                         (0.0)
Notes receivable from LNC                 (617.6)       (443.7)        (0.5)        (0.1)                          0.0
Invest in unconsol affiliates                              8.1                                                               8.1
Cash and invested cash                    1530.4        3130.5                    (210.5)                       1690.5    3095.5
Property and equipment                     169.3         173.2                                                   242.1     257.5
Premium and fees receivable                143.2         365.6                     (12.2)                        212.9     400.1
Accrued investment income                   77.0         101.0                                                   536.7     563.5
Assets held in separate accounts                                     2856.0       3410.5                       36178.3   44833.4
Federal income tax recoverable                                        266.5         15.1                         266.5      15.1
Amount recoverable from
reinsurers                                5450.1        4150.6       (260.3)      (191.4)                       7280.0    6030.4
Deferred acquisition costs                   2.2          33.9         90.8         85.6                        2970.9    2885.3
Other intangible assets                                                                                           41.8      50.1
Present value of in-force                                                                                       1250.1    1362.5
Goodwill                                    (0.0)         (0.0)                                                 1233.2    1211.8
Other                                      853.2         865.5       (407.0)      (437.4)                       1230.3    1174.9
                                         -------       -------      -------      -------                       -------   -------
Total Assets                             13951.9       15582.5      (2094.6)     (2128.6)                      93135.3   98001.3
                                         =======       =======      =======      =======                       =======   =======





                                                                                                                       PAGE 14


                                 Reconciliation of Business Segments to Consolidated Balance Sheets
                                                  Unaudited [Millions of Dollars]

                                                                                          Investment
                                     Lincoln Retirement          Life Insurance           Management           Lincoln UK
                                     ------------------        ------------------    -------------------    ------------------
LIABILITIES and SHAREHOLDERS' EQUITY
                                         Dec        Dec            Dec        Dec        Dec        Dec         Dec        Dec
                                        2002       2001           2002       2001       2002       2001        2002       2001
                                     -------    -------        -------    -------    -------     -------    -------    -------
Liabilities
Insurance and Inv Contract
Liabilities:
Life and annuity reserves             2696.8     2622.7        13780.9    12955.8                            1336.2     1338.1
Health reserves                                                    0.3        0.3                              48.5       46.0
Unpaid claims - life and health         48.3       31.3          108.3       92.9                              44.7       42.4
Unearned premiums                                                  0.0        0.0
Premium deposit funds                19921.6    17838.9           18.3       13.9                              30.8       29.2
Participating policyholders'
funds                                                            119.7      100.2
Other policyholders' funds                                       603.5      555.2
Liab related to separate accounts    26934.1    34324.6         1310.4     1491.0                            5077.9     5607.2
                                     -------    -------        -------    -------    -------     -------    -------    -------
Total Insurance and Inv Contract
Liabilities                          49600.7    54817.5        15941.4    15209.5                            6538.1     7063.0


Federal income taxes                   225.1       (5.7)         101.0      (13.5)      50.7        43.3       (6.7)     (12.2)
Short-term debt                                                              10.0
Long-term debt
Minority Interest in pref.
securities of sub.
Notes payable to LNC                     0.2                                                         9.3
Other liabilities                       95.9      168.4          443.9      436.3      839.8       866.2      201.3      192.0
Deferred gain on indemnity
reinsurance
                                     -------    -------        -------    -------    -------     -------    -------    -------
Total Liabilities                    49921.9    54980.3        16486.3    15642.2      890.5       918.8     6732.7     7242.8
                                     -------    -------        -------    -------    -------     -------    -------    -------

Net unrealized gains (losses) on
securities                             331.5       79.9          215.0       13.6        6.4         1.5       25.8       15.3
Gains (losses) on derivatives*          10.6        0.3           16.7        4.5
Other shareholders' equity            2633.8     1824.9         2874.3     2738.5      567.1       540.3      601.7      566.7
S/Hs' equity-minimum pension
liability adjustment                                              (0.7)                 (2.6)                 (33.0)     (36.0)
Cumulative effect of accounting
change                                              2.8                      10.9
                                     -------    -------        -------    -------    -------     -------    -------    -------
Shareholders' Equity                  2975.9     1907.9         3105.2     2767.5      570.9       541.7      594.5      546.0
                                     -------    -------        -------    -------    -------     -------    -------    -------


Total Liabilities and S/Hs'
Equity                               52897.8    56888.2        19591.6    18409.7     1461.4      1460.5     7327.1     7788.8
                                     =======    =======        =======    =======    =======     =======    =======    =======

------------------------------------------------------------------------------------------------------------------------------

                                       Corporate and             Consolidating
                                      Other Operations            Adjustments                                  Consolidated
                                     ------------------        ------------------                           ------------------
LIABILITIES and SHAREHOLDERS'
EQUITY
                                         Dec        Dec            Dec        Dec                               Dec        Dec
                                        2002       2001           2002       2001                              2002       2001
                                     -------    -------        -------    -------                           -------    -------
Liabilities
Insurance and Inv Contract
Liabilities:
Life and annuity reserves             2209.4     1122.8          (94.7)    (122.4)                          19928.5    17917.0
Health reserves                       2640.2     2491.5                                                      2689.0     2537.9
Unpaid claims - life and health        577.1      920.9                                                       778.4     1087.5
Unearned premiums                      141.2       66.9                                                       141.2       66.9
Premium deposit funds                   40.1      105.5          508.1      597.5                           20518.8    18585.0
Participating policyholders'
funds                                                                                                         119.7      100.2
Other policyholders' funds               7.4        7.4                                                       610.9      562.7
Liab related to separate accounts                               2856.0     3410.5                           36178.3    44833.4
                                     -------    -------        -------    -------                           -------    -------
Total Insurance and Inv Contract
Liabilities                           5615.4     4715.0         3269.4     3885.6                           80964.9    85690.6


Federal income taxes                  (638.9)     (26.7)         267.3       14.8
Short-term debt                        153.0      550.7                    (210.5)                            153.0      350.2
Long-term debt                        1119.2      861.8                                                      1119.2      861.8
Minority Interest in pref.
securities of sub.                     392.7      474.7                                                       392.7      474.7
Notes payable to LNC                   308.7      335.0         (308.9)    (344.3)                             (0.0)
Other liabilities                     3278.1     3239.4         (681.5)    (686.3)                           4173.3     4216.1
Deferred gain on indemnity
reinsurance                            977.1     1144.5                                                       977.1     1144.5
                                     -------    -------        -------    -------                           -------    -------
Total Liabilities                    11205.4    11294.3         2546.2     2659.3                           87780.3    92737.8
                                     -------    -------        -------    -------                           -------    -------

Net unrealized gains (losses) on
securities                             228.2       77.2            5.2        8.2                             812.0      195.7
Gains (losses) on derivatives*           1.0       (0.8)                                                       28.3        3.9
Other shareholders' equity            2578.9     4207.9        (4645.9)   (4796.0)                           4612.5     5082.2
S/Hs' equity-minimum pension
liability adjustment                   (61.6)                                                                 (97.8)     (36.0)
Cumulative effect of accounting
change                                              3.9                                                                   17.6
                                     -------    -------        -------    -------                           -------    -------
Shareholders' Equity                  2746.5     4288.2        (4640.7)   (4787.9)                           5355.0     5263.5
                                     -------    -------        -------    -------                           -------    -------


Total Liabilities and S/Hs'
Equity                               13951.9    15582.5        (2094.6)   (2128.6)                          93135.3    98001.3
                                     =======    =======        =======    =======                           =======    =======

* Cumulative effect of accounting change recorded upon the adoption of FAS 133 in the 1st quarter of 2001 is a component of gains (losses) on derivatives in the 1st quarter of 2002.




                                                                                                                      PAGE 15

                                                  Five Year Comparative Balance Sheet
                                      Unaudited [Millions of Dollars except Common Share Data]

ASSETS
                                                 1998              1999              2000              2001              2002
                                              -------           -------           -------           -------           -------

Investments
Corporate bonds                               22505.2           21119.5           21249.7           23105.1           25934.7
U.S. government bonds                          1134.6             538.3             542.9             410.5             513.6
Foreign government bonds                       1321.2            1447.5            1321.1            1174.7            1110.2
Mortgage backed securities                     5080.5            4404.0            4160.4            3524.7            5015.5
State and municipal bonds                        16.7              14.7              14.6              44.7             114.4
Preferred stocks-redeemable                     174.6             164.7             161.2              85.9              79.0
Common stocks                                   463.1             514.5             436.6             319.3             228.0
Preferred stocks-equity                          79.8              89.5             113.1             151.2             109.2
Mortgage loans                                 4393.1            4735.4            4663.0            4535.5            4205.5
Real estate                                     488.7             256.2             282.0             267.9             279.7
Policy loans                                   1840.0            1892.4            1960.9            1939.7            1945.6
Other long-term investments                     432.0             401.8             463.3             553.8             466.2
                                              -------           -------           -------           -------           -------
Total Investments                             37929.5           35578.4           35368.6           36113.1           40001.7
                                              -------           -------           -------           -------           -------

Invest in unconsol affiliates                    18.8              25.8               6.4               8.1
Cash and invested cash                         2433.4            1895.9            1927.4            3095.5            1690.5
Property and equipment                          174.8             203.8             228.2             257.5             242.1
Premiums and fees receivable                    246.2             259.6             296.7             400.1             212.9
Accrued investment income                       528.5             533.2             546.4             563.5             536.7
Assets held in separate accounts              43408.9           53654.2           50579.9           44833.4           36178.3
Federal income taxes recoverable                204.1             345.0             207.5              15.1             266.5
Amounts recoverable from
reinsurers                                     3127.1            3954.3            3747.7            6030.4            7280.0
Deferred acquisition costs                     1964.4            2800.3            3070.5            2885.3            2970.9
Other intangible assets                          95.1              92.3              73.7              50.1              41.8
Present value of in-force                      1753.3            1654.2            1483.3            1362.5            1250.1
Goodwill                                       1484.3            1423.0            1286.0            1211.8            1233.2
Other                                           468.0             675.7            1021.6            1174.9            1230.3
                                              -------           -------           -------           -------           -------
Total Assets                                  93836.3          103095.7           99844.1           98001.3           93135.3
                                              =======           =======          ========           =======           =======


LIABILITIES and SHAREHOLDERS' EQUITY

Liabilities
Insurance and Inv Contract
Liabilities:
Life and annuity reserves                     16434.2           17071.4           17841.2           17917.0           19928.5
Health reserves                                2600.1            2507.8            2523.8            2537.9            2689.0
Unpaid claims-life and health                  1043.4            1269.8            1316.6            1087.5             778.4
Unearned premiums                                62.3              75.8              46.5              66.9             141.2
Premium deposit funds                         20171.9           19624.1           17715.5           18585.0           20518.8
Participating policyholders'
funds                                           142.7             132.0             139.4             100.2             119.7
Other policyholders' funds                      438.4             472.6             522.2             562.7             610.9
Liab related to separate accounts             43408.9           53654.2           50579.9           44833.4           36178.3
                                              -------           -------          --------           -------           -------
Total Ins and Inv Contr
Liabilities                                   84301.9           94807.7           90685.1           85690.6           80964.9

Federal income taxes
Short-term debt                                 314.6             460.2             312.9             350.2             153.0
Long-term debt                                  712.2             712.0             712.2             861.8            1119.2
Minority Interest - pref sec of a
sub                                             745.0             745.0             745.0             474.7             392.7
Other liabilities                              2374.6            2107.0            2434.7            4216.1            4173.3
Deferred gain on indemnity
reinsurance                                                                                          1144.5             977.1
                                              -------           -------          --------           -------           -------
Total Liabilities                             88448.3           98831.9           94890.0           92737.8           87780.3

S/Hs' equity-unrealized gains
(losses)-cont op.                               552.4            (465.7)             12.0             199.6             840.3
S/Hs' equity-foreign currency                    50.0              30.0              21.9              (8.1)             50.8
S/Hs' equity-minimum pension
liability adjustment                                                                                  (36.0)            (97.8)
S/Hs' equity-other                             4785.6            4699.5            4920.1            5090.3            4561.7
Cumulative effect of accounting
change                                                                                                 17.6
                                              -------           -------          --------           -------           -------
Total Shareholders' Equity                     5387.9            4263.9            4954.1            5263.5            5355.0
                                              -------           -------          --------           -------           -------

Total Liabilities                             -------           -------          --------           -------           -------
and Shareholders' Equity                      93836.3          103095.7           99844.1           98001.3           93135.3
                                              =======           =======          ========           =======           =======

Shareholders' Equity Per Share
[Book Value, Securities at Cost]               $23.86            $24.14            $25.85            $26.94            $25.42
Common shares outstanding                       202.6             196.0             191.2             187.3             177.6



                                                                                                                    PAGE 16
                                                                       Quarterly Balance Sheet
                                                                   Unaudited [Millions of Dollars
                                                                      except Common Share Data]

                                             Mar            Jun            Sep            Dec            Mar            Jun
                                            2000           2000           2000           2000           2001           2001
                                         -------        -------        -------        -------        -------        -------
ASSETS
Investments
Corporate bonds                          21188.0        20719.1        21064.7        21249.7        21855.2        22116.6
U.S. government bonds                      572.4          566.2          575.5          542.9          536.6          510.0
Foreign government bonds                  1416.4         1377.4         1277.7         1321.1         1240.8         1236.3
Mortgage backed securities                4393.4         4242.4         4172.5         4160.4         4009.8         3844.6
State and municipal bonds                   14.7           14.1           14.3           14.6           14.7           14.1
Preferred stocks - redeemable              159.7          159.2          159.5          161.2          154.1          152.2
Common stocks                              496.4          467.8          479.9          436.6          388.6          373.3
Preferred stocks-equity                     91.3           92.2           90.3          113.1          170.9          160.8
Mortgage loans                            4833.9         4783.8         4767.3         4663.0         4641.2         4652.8
Real estate                                283.4          282.1          297.6          282.0          308.1          306.9
Policy loans                              1896.3         1914.7         1935.6         1960.9         1947.0         1947.4
Other long-term investments                428.8          438.2          470.5          463.3          477.4          480.9
                                         -------        -------        -------        -------        -------        -------
Total Investments                        35774.6        35057.2        35305.4        35368.6        35744.5        35796.0
                                         -------        -------        -------        -------        -------        -------

Invest in unconsol affiliates                              (0.9)           5.8            6.4            7.3            6.1
Cash and invested cash                    1510.1         1619.3         1435.9         1927.4         2015.2         1501.9
Property and equipment                     207.7          205.5          213.8          228.2          242.1          251.4
Premiums and fees receivable               190.2          247.8          240.8          296.7          282.8          303.7
Accrued investment income                  575.0          544.0          569.2          546.4          581.9          573.2
Assets held in separate accounts         56907.6        54924.2        54410.9        50579.9        44506.2        47140.2
Federal income taxes recoverable           300.4          246.1          267.3          207.5          106.6          177.5
Amount recoverable from
reinsurers                                3851.0         3775.3         3774.7         3747.7         3706.4         3662.0
Deferred acquisition costs                2870.4         2968.0         3048.0         3070.5         2963.4         3129.1
Other intangible assets                     86.7           82.3           78.1           73.7           69.3           66.7
Present value of in-force                 1618.8         1564.3         1520.3         1483.3         1436.0         1412.3
Goodwill                                  1349.6         1335.4         1296.6         1286.0         1274.5         1263.6
Other                                     1097.8         1279.1         1076.4         1021.6         1186.3         1147.7
                                         -------        -------        -------        -------        -------        -------
Total Assets                            106340.0       103847.6       103243.1        99844.1        94122.4        96431.2
                                         =======        =======        =======        =======        =======        =======
LIABILITIES and SHAREHOLDERS'
EQUITY

Liabilities
Insurance and Inv Contract
Liabilities:
Life and annuity reserves                17172.1        17247.3        17500.0        17841.2        17733.0        17865.3
Health reserves                           2547.4         2494.2         2520.2         2523.8         2534.8         2533.9
Unpaid claims-life and health             1177.3         1204.1         1202.8         1316.6         1255.3         1136.5
Unearned premiums                           57.1           52.8           51.8           46.5           45.9           19.0
Premium deposit funds                    18899.3        18407.2        18072.1        17715.5        17667.1        17715.9
Participating policyholders'
funds                                      130.7          130.4          135.4          139.4          145.0          135.2
Other policyholders' funds                 478.9          490.6          500.7          522.2          532.1          541.4
Liab related to separate accounts        56907.6        54924.2        54410.9        50579.9        44506.2        47140.2
                                         -------        -------        -------        -------        -------        -------
Total Ins and Inv Contr
Liabilities                              97370.5        94950.8        94394.0        90685.1        84419.3        87087.2

Federal income taxes
Short-term debt                            474.2          355.7          330.3          312.9          415.3          351.3
Long-term debt                             712.0          712.1          712.2          712.2          712.3          712.4
Minority Interest - pref sec of a
sub                                        745.0          745.0          745.0          745.0          745.0          745.0
Notes payable to LNC
Other liabilities                         2697.9         2860.3         2522.9         2434.7         2734.2         2479.4
Deferred gain on indemnity
reinsurance
                                         -------        -------        -------        -------        -------        -------
Total Liabilities                       101999.6        99623.9        98704.5        94890.0        89026.0        91375.3
                                         -------        -------        -------        -------        -------        -------
S/Hs' equity-unrealized gns
(losses)- inv.                            (411.2)        (556.6)        (337.7)          12.0          190.4           76.2
S/Hs' equity- gains
(losses)-derivatives*                                                                                    5.7            9.4
S/Hs' equity-foreign currency               22.8           21.9           19.9           21.9            4.2          (15.3)
S/Hs' equity-minimum pension
liability adj
S/Hs' equity-other                        4728.8         4758.4         4856.4         4920.1         4878.5         4968.1
Cumulative effect of accounting
change                                                                                                  17.6           17.6
                                         -------        -------        -------        -------        -------        -------
Total Shareholders' Equity                4340.4         4223.7         4538.6         4954.1         5096.4         5055.9
                                         -------        -------        -------        -------        -------        -------
Total Liabilities
and Shareholders' Equity                106340.0       103847.6       103243.1        99844.1        94122.4        96431.2
                                         =======        =======        =======        =======        =======        =======
Shareholders' Equity Per Share
[Book Value, Securities at Cost]          $24.58         $25.01         $25.43         $25.85         $25.96         $26.32
Common shares outstanding                  193.3          191.1          191.8          191.2          188.1          188.2


                                             Sep            Dec            Mar            Jun            Sep            Dec
                                            2001           2001           2002           2002           2002           2002
                                         -------        -------        -------        -------        -------        -------
ASSETS
Investments
Corporate bonds                          23424.3        23105.1        23470.4        23993.6        25484.6        25934.7
U.S. government bonds                      467.7          410.5          429.1          441.6          495.3          513.6
Foreign government bonds                  1160.3         1174.7         1180.1         1120.1         1038.6         1110.2
Mortgage backed securities                3765.6         3524.7         3613.9         4031.0         4843.7         5015.5
State and municipal bonds                   14.4           44.7           62.6           58.8           97.8          114.4
Preferred stocks - redeemable               99.3           85.9           84.6           79.6           76.8           79.0
Common stocks                              311.2          319.3          284.4          267.7          237.2          228.0
Preferred stocks-equity                    166.5          151.2          154.2          151.8          160.3          109.2
Mortgage loans                            4663.1         4535.5         4448.2         4395.4         4285.2         4205.5
Real estate                                288.8          267.9          258.2          258.7          286.4          279.7
Policy loans                              1943.4         1939.7         1918.0         1906.1         1899.0         1945.6
Other long-term investments                483.4          553.8          459.6          456.0          457.7          466.2
                                         -------        -------        -------        -------        -------        -------
Total Investments                        36788.0        36113.1        36363.1        37160.1        39362.6        40001.7
                                         -------        -------        -------        -------        -------        -------

Invest in unconsol affiliates                6.5            8.1            8.1            7.5
Cash and invested cash                    1996.3         3095.5         1699.5         2265.4         1599.9         1690.5
Property and equipment                     261.0          257.5          266.4          253.5          252.7          242.1
Premiums and fees receivable               264.5          400.1          376.3          461.4          577.2          212.9
Accrued investment income                  615.1          563.5          577.1          556.3          568.2          536.7
Assets held in separate accounts         39479.8        44833.4        44916.7        40579.6        34069.0        36178.3
Federal income taxes recoverable            35.3           15.1          551.3          438.4          292.9          266.5
Amount recoverable from
reinsurers                                3818.3         6030.4         6096.3         6509.9         7094.5         7280.0
Deferred acquisition costs                3087.2         2885.3         3114.9         3056.6         2868.7         2970.9
Other intangible assets                     64.1           50.1           47.9           45.8           43.8           41.8
Present value of in-force                 1387.4         1362.5         1336.1         1321.4         1286.9         1250.1
Goodwill                                  1253.2         1211.8         1211.5         1212.4         1232.7         1233.2
Other                                     1149.4         1174.9         1280.9         1200.6         1187.1         1230.3
                                         -------        -------        -------        -------        -------        -------
Total Assets                             90206.0        98001.3        97846.4        95069.2        90436.2        93135.3
                                         =======        =======        =======        =======        =======        =======
LIABILITIES and SHAREHOLDERS'
EQUITY

Liabilities
Insurance and Inv Contract
Liabilities:
Life and annuity reserves                17990.8        17917.0        18014.6        18611.2        19142.5        19928.5
Health reserves                           2573.2         2537.9         2492.4         2176.1         2448.3         2689.0
Unpaid claims-life and health             1206.6         1087.5         1153.6         1086.1         1100.9          778.4
Unearned premiums                            8.1           66.9           66.5          154.3          185.8          141.2
Premium deposit funds                    18509.7        18585.0        18669.6        19157.8        20054.4        20518.8
Participating policyholders'
funds                                      118.3          100.2           98.6           91.9           90.5          119.7
Other policyholders' funds                 554.3          562.7          571.9          584.7          595.7          610.9
Liab related to separate accounts        39479.8        44833.4        44916.7        40579.6        34069.0        36178.3
                                         -------        -------        -------        -------        -------        -------
Total Ins and Inv Contr
Liabilities                              80440.8        85690.6        85983.9        82441.8        77687.1        80964.9
Federal income taxes
Short-term debt                            539.0          350.2          510.2          211.0          120.0          153.0
Long-term debt                             712.4          861.8          861.8         1112.3         1118.1         1119.2
Minority Interest - pref sec of a
sub                                        305.0          474.7          376.2          380.0          390.6          392.7
Notes payable to LNC                                                      (0.0)           0.0           (0.0)          (0.0)
Other liabilities                         2840.2         4216.1         3864.6         4501.1         4661.9         4173.3
Deferred gain on indemnity
reinsurance                                              1144.5         1118.6         1115.2         1069.5          977.1
                                         -------        -------        -------        -------        -------        -------
Total Liabilities                        84837.4        92737.8        92715.3        89761.4        85047.1        87780.3
                                         -------        -------        -------        -------        -------        -------
S/Hs' equity-unrealized gns
(losses)- inv.                             247.9          195.7           31.8          325.7          817.5          812.0
S/Hs' equity- gains
(losses)-derivatives*                        2.7            3.9           22.6           22.7           27.3           28.3
S/Hs' equity-foreign currency                6.9           (8.1)         (20.8)          22.0           35.4           50.8
S/Hs' equity-minimum pension
liability adj                                             (36.0)         (35.2)         (37.8)         (35.2)         (97.8)
S/Hs' equity-other                        5093.5         5090.3         5132.7         4975.4         4544.1         4561.7
Cumulative effect of accounting
change                                      17.6           17.6
                                         -------        -------        -------        -------        -------        -------
Total Shareholders' Equity                5368.6         5263.5         5131.1         5307.9         5389.0         5355.0
                                         -------        -------        -------        -------        -------        -------
Total Liabilities
and Shareholders' Equity                 90206.0        98001.3        97846.4        95069.2        90436.2        93135.3
                                         =======        =======        =======        =======        =======        =======
Shareholders' Equity Per Share
[Book Value, Securities at Cost]          $26.87         $26.94         $27.02         $26.88         $25.61         $25.42
Common shares outstanding                  189.8          187.3          187.9          184.5          177.5          177.6

* Cumulative effect of accounting change recorded upon the adoption of FAS 133 in the 1st quarter of 2001 is a component of gains (losses) on derivatives in the 1st quarter of 2002.



                                                                                   PAGE 17
                                                         Lincoln Retirement
                                                   Income Statements & Operational
                                                               Data
                                                   Unaudited [Millions of Dollars]

For the Year Ended December 31            1998       1999       2000       2001       2002
                                       -------    -------    -------    -------    -------
Operating Revenue
Premiums                                  53.9       65.2       64.3       77.5       47.4
Surrender charges                         33.5       37.9       41.8       31.2       31.2
Expense assessments                      459.9      536.2      628.4      537.7      469.8
Other revenue and fees                     1.7       14.5       11.0       16.7        3.3
Net investment income                   1501.6     1474.2     1393.5     1370.0     1433.9
                                       -------    -------    -------    -------    -------
Operating Revenue                       2050.6     2128.0     2138.9     2033.1     1985.5
                                       -------    -------    -------    -------    -------
Operating Benefits and Expenses
Benefits paid or provided:
Benefits                                 271.6      259.1      254.7      263.9      314.1
Interest credited to policy bal.         955.2      925.2      866.1      863.8      903.8
                                       -------    -------    -------    -------    -------
Total insurance benefits                1226.8     1184.3     1120.8     1127.7     1217.9
Underwriting, acquisition,
insurance and other expenses*:
Commissions                              236.7      341.4      326.8      336.3      320.8
Other volume related expenses             33.1       42.8       52.0       49.7       64.6
Operating and administrative
expenses                                 194.0      208.6      200.6      225.5      225.0
Taxes, licenses and fees                  13.8        0.3        9.3       13.7       11.5
Par policyholder interests                 0.0        0.0        0.0        0.0        0.0
                                       -------    -------    -------    -------    -------
Subtotal                                 477.6      593.2      588.8      625.3      621.8
Deferral of acquisition costs                                            (240.9)    (243.9)
DAC amortization                                                          125.5      157.6
                                       -------    -------    -------    -------    -------
DAC deferral net of amortization           9.7      (47.7)     (37.5)    (115.4)     (86.2)
PVIF amortization                         11.4       15.3       24.2       14.7       31.8
Other intangibles amortization             0.0        0.0        0.0        0.0        0.0
                                       -------    -------    -------    -------    -------
Total underwriting, acquisition,
insurance and other expenses             498.8      560.8      575.5      524.5      567.4
Goodwill amortization                      2.2        2.0       (0.6)       1.2        0.0
                                       -------    -------    -------    -------    -------
Operating Benefits and Expenses         1727.8     1747.1     1695.7     1653.5     1785.3
                                       -------    -------    -------    -------    -------

Income from Operations Before Tax        322.8      380.9      443.2      379.6      200.2

Federal income taxes                      60.4       81.4       81.2       59.3       12.7

                                       -------    -------    -------    -------    -------
Income from Operations                   262.4      299.4      362.0      320.3      187.5
                                       -------    -------    -------    -------    -------
Realized gains (losses) on
investments                               11.4       (7.9)      (3.4)     (42.3)    (127.8)
Gains (losses) on derivatives              0.0        0.0        0.0       (0.2)      (0.8)
Restructuring charges                      0.0        0.0        0.0       (1.3)      (1.0)
                                       -------    -------    -------    -------    -------
Income before Accounting Changes         273.8      291.5      358.6      276.5       57.8
Cumulative effect of accounting
changes                                    0.0        0.0        0.0       (7.3)       0.0
                                       -------    -------    -------    -------    -------
Net Income                               273.8      291.5      358.6      269.2       57.8
                                       =======    =======    =======    =======    =======
Inc from Oper -before Goodwill
Amort.                                   264.6      301.5      361.4      321.5      187.5
Net Income -before Goodwill
Amort.                                   276.0      293.6      358.0      270.5       57.8

Effective tax rate                       18.7%      21.4%      18.3%      15.6%       6.4%

Operating Revenue                       2050.6     2128.0     2138.9     2033.1     1985.5
Realized gains (losses) on
investments                               17.5      (12.1)      (5.2)     (64.5)    (196.6)
Gains (losses) on derivatives              0.0        0.0        0.0       (0.3)      (1.2)
                                       -------    -------    -------    -------    -------
Total Revenue                           2068.1     2115.8     2133.7     1968.3     1787.7
                                       =======    =======    =======    =======    =======
Average capital                         1592.6     1562.0     1601.8     1828.2     2334.2
Return on average capital                16.5%      19.2%      22.6%      17.5%       8.0%


------------------------------------------------------------------------------------------
Roll Forward of Deferred
Acquisition Costs

Balance at beginning-of-period                                            812.5      912.8
Deferral                                                                  240.9      243.9
Amortization                                                             (125.5)    (157.6)
                                                                        -------    -------
Operating                                                                 115.4       86.2
Adjustment related to realized
(gains) losses
on securities available-for-sale                                           68.2       73.0
Adjustment related to unrealized
(gains) losses
on securities available-for-sale                                          (90.0)    (201.4)
Other**                                                                     6.7      (14.8)
                                                                        -------    -------
Balance at end-of-period                                                  912.8      855.8
                                                                        =======    =======
Roll Forward of Present Value of
In-Force

Balance at beginning-of-period                                            169.2      154.5
Amortization                                                              (14.7)     (31.8)
Other
                                                                        -------    -------
Balance at end-of-period                                                  154.5      122.7
                                                                        =======    =======
 * Does not include restructuring charges which is consistent with the definition of "Income from Operations" (see page 5).

** Includes the transfer of the Legacy Life block of business to the Life
   Insurance segment in the first quarter of 2002.



                                                                                              Page 18
                                                                Lincoln Retirement
                                                         Income Statements & Operational
                                                                     Data
                                                         Unaudited [Millions of Dollars]

                                           Mar        Jun        Sep        Dec        Mar        Jun
                                          2000       2000       2000       2000       2001       2001
                                       -------    -------    -------    -------    -------    -------
Operating Revenue
Premiums                                  13.3       16.8       18.0       16.2       19.1       32.5
Surrender charges                         11.1       11.2       10.4        9.1        9.1        8.5
Expense assessments                      155.1      155.7      163.4      154.2      141.6      138.0
Other revenue and fees                     2.2        0.6        4.6        3.5        1.7        3.9
Net investment income                    362.9      345.8      349.8      335.0      341.3      339.3
                                       -------    -------    -------    -------    -------    -------
Operating Revenue                        544.6      530.1      546.2      518.1      512.8      522.1
                                       -------    -------    -------    -------    -------    -------
Operating Benefits and Expenses
Benefits paid or provided:
Benefits                                  61.6       65.7       68.4       59.0       69.8       72.6
Interest credited to policy
balances                                 228.2      219.4      205.4      213.2      209.4      209.7
                                       -------    -------    -------    -------    -------    -------
Total insurance benefits                 289.8      285.1      273.7      272.2      279.2      282.3
Underwriting, acquisition,
insurance and other expenses*:
Commissions                               83.1       75.4       83.8       84.5       72.6       85.8
Other volume related expenses             14.5       14.1       11.3       12.2       11.2       12.8
Operating and administrative
expenses                                  44.4       46.0       55.5       54.8       51.4       52.4
Taxes, licenses and fees                   2.8        1.5        4.6        0.5        4.3        2.7
Par policyholder interests                 0.0        0.0        0.0        0.0        0.0        0.0
                                       -------    -------    -------    -------    -------    -------
Subtotal                                 144.8      136.9      155.2      152.0      139.6      153.7
Deferral of acquisition costs                                                        (50.2)     (60.2)
DAC amortization                                                                      40.7       28.3
                                       -------    -------    -------    -------    -------    -------
DAC deferral net of amortization          (6.2)      (1.6)     (11.3)     (18.4)      (9.5)     (31.9)
PVIF amortization                          6.0        4.5        4.1        9.6        4.6        4.1
Other intangibles amortization             0.0        0.0        0.0        0.0        0.0        0.0
                                       -------    -------    -------    -------    -------    -------
Total underwriting, acquisition,
insurance and other expenses             144.5      139.8      147.9      143.2      134.6      126.0
Goodwill amortization                     (1.5)       0.3        0.3        0.3        0.3        0.3
                                       -------    -------    -------    -------    -------    -------
Operating Benefits and Expenses          432.8      425.2      421.9      415.7      414.1      408.6
                                       -------    -------    -------    -------    -------    -------

Income from Operations Before Tax        111.8      104.8      124.2      102.3       98.7      113.6

Federal income taxes                      23.3       20.7       21.3       15.9       16.3       22.8

                                       -------    -------    -------    -------    -------    -------
Income from Operations                    88.5       84.1      102.9       86.4       82.3       90.8
                                       -------    -------    -------    -------    -------    -------
Realized gains (losses) on
investments                                2.7        0.3       (9.1)       2.8       (1.4)      (6.7)
Gains (losses) on derivatives              0.0        0.0        0.0        0.0       (0.1)       0.1
Restructuring charges                      0.0        0.0        0.0        0.0       (0.7)      (0.6)
                                       -------    -------    -------    -------    -------    -------
Income before Accounting Changes          91.2       84.4       93.8       89.2       80.2       83.6
Cumulative effect of accounting
changes                                    0.0        0.0        0.0        0.0       (3.6)      (3.7)
                                       -------    -------    -------    -------    -------    -------
Net Income                                91.2       84.4       93.8       89.2       76.6       79.9
                                       =======    =======    =======    =======    =======    =======
Inc from Oper -before Goodwill
Amort.                                    87.0       84.4      103.2       86.7       82.6       91.1
Net Income -before Goodwill
Amort.                                    89.7       84.7       94.1       89.5       76.9       80.2

Effective tax rate                       20.8%      19.7%      17.1%      15.6%      16.6%      20.1%

Operating Revenue                        544.6      530.1      546.2      518.1      512.8      522.1
Realized gains (losses) on
investments                                4.2        0.4      (14.1)       4.2       (2.2)     (10.3)
Gains (losses) on derivatives              0.0        0.0        0.0        0.0       (0.2)       0.2
                                       -------    -------    -------    -------    -------    -------
Total Revenue                            548.7      530.5      532.1      522.3      510.4      512.1
                                       =======    =======    =======    =======    =======    =======
Average capital                        1,438.4    1,647.7    1,635.2    1,686.0    1,797.9    1,787.1
Return on average capital                24.6%      20.4%      25.2%      20.5%      18.3%      20.3%


-----------------------------------------------------------------------------------------------------
Roll Forward of Deferred
Acquisition Costs

Balance at beginning-of-quarter                                                      812.5      762.6
Deferral                                                                              50.2       60.2
Amortization                                                                         (40.7)     (28.3)
                                                                                   -------    -------
Operating                                                                              9.5       31.9
Adjustment related to realized
(gains) losses
on securities available-for-sale                                                      12.8        4.9
Adjustment related to unrealized
(gains) losses
on securities available-for-sale                                                     (78.6)      31.9
Other**                                                                                6.5       (0.0)
                                                                                   -------    -------
Balance at end-of-quarter                                                            762.6      831.3
                                                                                   =======    =======
Roll Forward of Present Value of
In-Force

Balance at beginning-of-quarter                                                      169.2      164.6
Amortization                                                                          (4.6)      (4.2)
Other
                                                                                   -------    -------
Balance at end-of-quarter                                                            164.6      160.4
                                                                                   =======    =======


                                           Sep        Dec        Mar        Jun        Sep        Dec
                                          2001       2001       2002       2002       2002       2002
                                       -------    -------    -------    -------    -------    -------
Operating Revenue
Premiums                                  13.2       12.7       12.2       13.1       13.4        8.7
Surrender charges                          6.5        7.2        7.9        7.2        8.7        7.4
Expense assessments                      132.0      126.2      127.7      127.1      109.3      105.7
Other revenue and fees                     1.2       10.0        5.8       (1.3)      (4.0)       2.7
Net investment income                    346.6      342.6      349.9      352.7      358.1      373.1
                                       -------    -------    -------    -------    -------    -------
Operating Revenue                        499.5      498.7      503.5      498.8      485.6      497.6
                                       -------    -------    -------    -------    -------    -------
Operating Benefits and Expenses
Benefits paid or provided:
Benefits                                  66.3       55.3       55.4       72.5      107.8       78.4
Interest credited to policy
balances                                 217.2      227.5      226.1      221.8      224.2      231.7
                                       -------    -------    -------    -------    -------    -------
Total insurance benefits                 283.5      282.8      281.5      294.3      332.0      310.1
Underwriting, acquisition,
insurance and other expenses*:
Commissions                               81.1       96.7       82.4       82.5       83.0       72.8
Other volume related expenses             12.7       13.1       10.0       16.9       19.6       18.1
Operating and administrative
expenses                                  55.3       66.4       53.0       52.2       51.4       68.3
Taxes, licenses and fees                   2.2        4.5        4.7        4.2        3.0       (0.5)
Par policyholder interests                 0.0        0.0        0.0        0.0        0.0        0.0
                                       -------    -------    -------    -------    -------    -------
Subtotal                                 151.3      180.7      150.2      155.8      157.0      158.8
Deferral of acquisition costs            (58.7)     (71.9)     (61.7)     (60.8)     (66.1)     (55.3)
DAC amortization                          35.6       20.8       32.7       48.2       47.2       29.6
                                       -------    -------    -------    -------    -------    -------
DAC deferral net of amortization         (23.0)     (51.0)     (29.1)     (12.6)     (18.9)     (25.7)
PVIF amortization                          4.5        1.4        3.8        3.9        4.1       20.0
Other intangibles amortization             0.0        0.0        0.0        0.0        0.0        0.0
                                       -------    -------    -------    -------    -------    -------
Total underwriting, acquisition,
insurance and other expenses             132.8      131.1      124.9      147.2      142.2      153.2
Goodwill amortization                      0.3        0.3        0.0        0.0        0.0        0.0
                                       -------    -------    -------    -------    -------    -------
Operating Benefits and Expenses          416.6      414.2      406.4      441.5      474.2      463.3
                                       -------    -------    -------    -------    -------    -------

Income from Operations Before Tax         82.9       84.5       97.1       57.3       11.4       34.4

Federal income taxes                      10.4        9.7       16.7        9.5      (11.4)      (2.1)

                                       -------    -------    -------    -------    -------    -------
Income from Operations                    72.4       74.8       80.4       47.8       22.8       36.5
                                       -------    -------    -------    -------    -------    -------
Realized gains (losses) on
investments                              (13.5)     (20.7)     (32.8)     (36.6)     (28.0)     (30.4)
Gains (losses) on derivatives             (0.3)       0.1        0.0        0.1       (0.8)      (0.0)
Restructuring charges                      0.0        0.0        0.0       (1.0)       0.0        0.0
                                       -------    -------    -------    -------    -------    -------
Income before Accounting Changes          58.6       54.2       47.6       10.2       (6.0)       6.0
Cumulative effect of accounting
changes                                    0.0        0.0        0.0        0.0        0.0        0.0
                                       -------    -------    -------    -------    -------    -------
Net Income                                58.6       54.2       47.6       10.2       (6.0)       6.0
                                       =======    =======    =======    =======    =======    =======
Inc from Oper -before Goodwill
Amort.                                    72.7       75.1       80.4       47.8       22.8       36.5
Net Income -before Goodwill
Amort.                                    58.9       54.5       47.6       10.2       (6.0)       6.0

Effective tax rate                       12.6%      11.5%      17.2%      16.5%    (100.0%)     (6.1%)

Operating Revenue                        499.5      498.7      503.5      498.8      485.6      497.6
Realized gains (losses) on
investments                              (20.8)     (31.3)     (50.5)     (56.2)     (43.8)     (46.1)
Gains (losses) on derivatives             (0.5)       0.2        0.0       (0.1)      (1.1)      (0.1)
                                       -------    -------    -------    -------    -------    -------
Total Revenue                            478.2      467.5      453.0      442.6      440.7      451.4
                                       =======    =======    =======    =======    =======    =======
Average capital                        1,902.9    1,824.9    2,041.6    2,391.2    2,405.5    2,498.7
Return on average capital                15.2%      16.4%      15.8%       8.0%       3.8%       5.8%


-----------------------------------------------------------------------------------------------------
Roll Forward of Deferred
Acquisition Costs

Balance at beginning-of-quarter          831.3      781.2      912.8    1,031.0      967.8      843.9
Deferral                                  58.7       71.9       61.7       60.8       66.1       55.3
Amortization                             (35.6)     (20.8)     (32.7)     (48.2)     (47.2)     (29.6)
                                       -------    -------    -------    -------    -------    -------
Operating                                 23.0       51.0       29.1       12.6       18.9       25.7
Adjustment related to realized
(gains) losses
on securities available-for-sale          16.4       34.1       25.7       20.9       10.3       16.1
Adjustment related to unrealized
(gains) losses
on securities available-for-sale         (89.7)      46.5       78.2      (96.6)    (153.1)     (29.9)
Other**                                    0.3       (0.0)     (14.8)
                                       -------    -------    -------    -------    -------    -------
Balance at end-of-quarter                781.2      912.8    1,031.0      967.8      843.9      855.8
                                       =======    =======    =======    =======    =======    =======
Roll Forward of Present Value of
In-Force

Balance at beginning-of-quarter          160.4      155.9      154.5      150.7      146.8      142.7
Amortization                              (4.5)      (1.4)      (3.8)      (3.9)      (4.1)     (20.0)
Other
                                       -------    -------    -------    -------    -------    -------
Balance at end-of-quarter                155.9      154.5      150.7      146.8      142.7      122.7
                                       =======    =======    =======    =======    =======    =======

 * Does not include restructuring charges which is consistent with the definition of "Income from Operations" (see page 5).

** Includes the transfer of the Legacy Life block of business to the Life
   Insurance segment in the first quarter of 2002.




                                                                                                                      Page 19
                                                                      Lincoln Retirement
                                                              Annuity Account Value Roll Forward
                                                                Unaudited [Billions of Dollars]


                                                 1998              1999              2000              2001              2002
                                              -------           -------           -------           -------           -------
Fixed Annuities- Bal Beg-of-Year               17.214            18.111            18.210            16.615            18.004

Gross Deposits                                  1.452             2.563             2.074             3.342             3.672
Withdrawals (incl charges) &
deaths                                         (2.468)           (2.521)           (3.283)           (2.448)           (2.637)
                                              -------           -------           -------           -------           -------
Net cash flows                                 (1.016)            0.042            (1.209)            0.894             1.035
Transfer from (to) var annuities               (0.356)           (0.783)           (1.329)           (0.428)            0.108
Interest credited                               0.994             0.840             0.944             0.923             0.940
Acq of new business/companies                   1.274
                                              -------           -------           -------           -------           -------
Fixed Annuities-Gross                          18.111            18.210            16.615            18.004            20.087
Reinsurance Ceded                              (1.606)           (1.419)           (1.221)           (1.514)           (2.003)
                                              -------           -------           -------           -------           -------
Fixed Annuities-Bal End -of-Year               16.505            16.791            15.394            16.491            18.085
                                              -------           -------           -------           -------           -------

Fixed Annuities Incremental
Deposits *                                      1.265             2.310             1.918             3.213             3.600


Variable Annuities-Bal
Beg-of-Year                                    27.346            33.358            41.493            39.427            34.638

Gross Deposits                                  2.791             2.553             3.165             3.067             2.743
Withdrawals (incl charges) &
deaths                                         (3.019)           (3.760)           (4.830)           (3.856)           (3.325)
                                              -------           -------           -------           -------           -------
Net cash flows                                 (0.228)           (1.207)           (1.665)           (0.789)           (0.582)
Transfer from (to) fixed
annuities                                       0.389             0.787             1.320             0.428            (0.122)
Invest inc & change in mkt value                5.414             8.555            (1.721)           (4.428)           (6.497)
Acq(sale) of new
business/companies                              0.437
                                              -------           -------           -------           -------           -------
Var Annuities-Bal End-of-Year                  33.358            41.493            39.427            34.638            27.438
                                              -------           -------           -------           -------           -------

Variable Annuities Incremental
Deposits *                                      2.641             2.409             2.667             2.624             2.569


Total Annuities - Bal Beg-of-Year              44.560            51.469            59.703            56.042            52.642

Gross Deposits                                  4.244             5.116             5.239             6.409             6.415
Withdrawals (incl charges) &
deaths                                         (5.487)           (6.281)           (8.113)           (6.304)           (5.962)
                                              -------           -------           -------           -------           -------
Net cash flows                                 (1.244)           (1.165)           (2.874)            0.105             0.453
Transfers                                       0.033             0.004            (0.009)                             (0.013)
Interest credited & change in mkt
value                                           6.408             9.395            (0.777)           (3.505)           (5.558)
Acq of new business/companies                   1.711
Total Gross Annuities-Bal
                                              -------           -------           -------           -------           -------
End-of-Year                                    51.469            59.703            56.042            52.642            47.525
Reinsurance Ceded                              (1.606)           (1.419)           (1.221)           (1.514)           (2.003)
                                              -------           -------           -------           -------           -------
Total Annuities (Net of Ceded) -
Bal End-of-Year                                49.862            58.284            54.821            51.129            45.522
                                              =======           =======           =======           =======           =======

Total Annuities Incremental
Deposits *                                      3.906             4.719             4.585             5.837             6.169

Var Ann Under Agree - Included
above                                           0.649             0.719             0.941             1.077             1.186

Fixed Annuities - excluding fixed
portion of variable contracts
Deposits                                                          0.709             0.459             1.712             1.844
Withdrawals                                                      (1.367)           (2.271)           (1.604)           (1.473)
Net Flows                                                        (0.658)           (1.812)            0.108             0.371

Gross Fixed Account Values                                                                                             10.475
Reinsurance Ceded                                                                                                      (2.003)
Net Fixed Account Values                                                                                                8.473


Variable Annuities - including
fixed portion of variable
contracts
Deposits                                                          4.407             4.780             4.697             4.571
Withdrawals                                                      (4.915)           (5.842)           (4.700)           (4.489)
Net Flows                                                        (0.508)           (1.062)           (0.003)            0.082

Variable Account Values                                                                                                37.050

Fixed Portion of Variable
Contracts
Deposits                                                          1.853             1.615             1.630             1.828
Withdrawals                                                      (1.154)           (1.012)           (0.844)           (1.164)
Net Flows                                                         0.699             0.603             0.786             0.664

Fixed Portion of Variable Account
Values                                                                                                                 11.614

Average Daily Variable Account
Values                                                           35.932            41.776            35.573            30.826

-----------------------------------------------------------------------------------------------------------------------------

Annuity Product Spread
Information**

Net Investment Income                                             7.22%             7.38%             7.38%             6.98%
Interest Credited                                                 5.13%             5.24%             5.33%             4.87%
                                                                -------           -------           -------           -------
Spread                                                            2.09%             2.14%             2.05%             2.11%


*  Incremental Deposits represent gross deposits reduced by transfers from other Lincoln Retirement products.

** For the annuity products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets.  The average crediting rate is calculated using interest credited on annuity products less bonus credits and excess DCA interest, divided by average fixed account values net of co-insured account values. Fixed account values reinsured under modified co-insurance agreements are included in account values for this calculation since assets (and therefore margin) are retained under these agreements.




                                                                                                                         PAGE 20
                                                                     Lincoln Retirement
                                                               Annuity Account Value Roll Forward
                                                                Unaudited [Billions of Dollars]


                                             Mar             Jun             Sep             Dec             Mar             Jun
                                            2000            2000            2000            2000            2001            2001
                                         -------         -------         -------         -------         -------         -------
Fixed Annuities-Bal
Beg-of-Quarter                            18.210          17.614          17.199          16.930          16.615          16.598

Gross Deposits                             0.589           0.490           0.513           0.482           0.560           0.668
Withdrawals (incl charges) &
deaths                                    (0.875)         (0.796)         (0.802)         (0.810)         (0.787)         (0.574)
                                         -------         -------         -------         -------         -------         -------
Net cash flows                            (0.287)         (0.307)         (0.288)         (0.328)         (0.227)          0.094
Transfer from (to) var annuities          (0.550)         (0.346)         (0.217)         (0.216)         (0.014)         (0.222)
Interest credited                          0.241           0.238           0.235           0.230           0.225           0.226
Acq of new business/companies
                                         -------         -------         -------         -------         -------         -------
Fixed Annuities-Gross                     17.614          17.199          16.930          16.615          16.598          16.696
Reinsurance Ceded                         (1.371)         (1.316)         (1.270)         (1.221)         (1.169)         (1.146)
                                         -------         -------         -------         -------         -------         -------
Fixed Annuities-Bal
End-of-Quarter                            16.244          15.884          15.660          15.394          15.430          15.551
                                         -------         -------         -------         -------         -------         -------

Fixed Annuities Incremental
Deposits*                                  0.560           0.447           0.464           0.447           0.536           0.611


Variable Annuities-Bal
Beg-of-Quarter                            41.493          44.640          43.097          42.743          39.427          34.733

Gross Deposits                             0.797           0.793           0.729           0.846           0.887           0.703
Withdrawals (incl charges) &
deaths                                    (1.210)         (1.168)         (1.253)         (1.199)         (1.250)         (0.993)
                                         -------         -------         -------         -------         -------         -------
Net cash flows                            (0.413)         (0.375)         (0.524)         (0.353)         (0.363)         (0.290)
Transfer from (to) fixed
annuities                                  0.549           0.343           0.216           0.212           0.011           0.227
Invest inc & change in mkt value           3.011          (1.511)         (0.046)         (3.175)         (4.342)          2.291
Acq(sale) of new
business/companies
                                         -------         -------         -------         -------         -------         -------
Var Annuities-Bal End-of-Quarter          44.640          43.097          42.743          39.427          34.733          36.961
                                         -------         -------         -------         -------         -------         -------

Variable Annuities Incremental
Deposits                                   0.732           0.699           0.586           0.650           0.683           0.612


Total Annuities -Bal
Beg-of-Quarter                            59.703          62.255          60.297          59.673          56.042          51.332

Gross Deposits                             1.386           1.283           1.242           1.328           1.447           1.371
Withdrawals (incl charges) &
deaths                                    (2.085)         (1.964)         (2.055)         (2.009)         (2.037)         (1.567)
                                         -------         -------         -------         -------         -------         -------
Net cash flows                            (0.700)         (0.682)         (0.812)         (0.681)         (0.590)         (0.196)
Transfers                                 (0.001)         (0.003)         (0.001)         (0.004)         (0.003)          0.005
Interest credited & change in mkt
value                                      3.252          (1.273)          0.189          (2.945)         (4.117)          2.517
Acq of new business/companies
Total Gross Annuities-Bal
                                         -------         -------         -------         -------         -------         -------
End-of-Quarter                            62.255          60.297          59.673          56.042          51.332          53.658
Reinsurance Ceded                         (1.371)         (1.316)         (1.270)         (1.221)         (1.169)         (1.146)
                                         -------         -------         -------         -------         -------         -------
Total Annuities (Net of Ceded) -
Bal End-of-Qtr                            60.884          58.981          58.403          54.821          50.163          52.512
                                         =======         =======         =======         =======         =======         =======

Total Annuities Incremental
Deposits *                                 1.292           1.145           1.050           1.097           1.219           1.223

Var Ann Under Agree - Included
above                                      0.866           0.868           0.962           0.941           0.904           0.975

--------------------------------------------------------------------------------------------------------------------------------

Fixed Annuities - excluding fixed
portion of variable contracts
Deposits                                   0.134           0.126           0.114           0.085           0.160           0.329
Withdrawals                               (0.612)         (0.557)         (0.532)         (0.570)         (0.556)         (0.356)
Net Flows                                 (0.479)         (0.431)         (0.417)         (0.485)         (0.396)         (0.027)

Gross Fixed Account Values
Reinsurance Ceded
Net Fixed Account Values

Variable Annuities - including
fixed portion of variable
contracts
Deposits                                   1.252           1.157           1.128           1.243           1.287           1.042
Withdrawals                               (1.473)         (1.408)         (1.523)         (1.439)         (1.481)         (1.211)
Net Flows                                 (0.221)         (0.251)         (0.395)         (0.196)         (0.194)         (0.169)

Variable Account Values

Fixed Portion of Variable
Contracts
Deposits                                   0.455           0.364           0.399           0.397           0.400           0.339
Withdrawals                               (0.263)         (0.240)         (0.270)         (0.240)         (0.231)         (0.218)
Net Flows                                  0.192           0.124           0.129           0.157           0.169           0.121

Fixed Portion of Variable Account
Values

Average Daily Variable Account
Values                                    42.185          42.182          43.055          39.682          38.180          36.499

--------------------------------------------------------------------------------------------------------------------------------

Annuity Product Spread
Information**

Net Investment Income                      7.35%           7.41%           7.40%           7.37%           7.50%           7.45%
Interest Credited                          5.33%           5.37%           5.12%           5.14%           5.40%           5.29%
                                         -------         -------         -------         -------         -------         -------
Spread                                     2.02%           2.04%           2.28%           2.23%           2.10%           2.16%


                                             Sep             Dec             Mar             Jun             Sep             Dec
                                            2001            2001            2002            2002            2002            2002
                                         -------         -------         -------         -------         -------         -------
Fixed Annuities-Bal
Beg-of-Quarter                            16.696          17.317          18.004          18.178          18.679          19.561

Gross Deposits                             0.896           1.218           0.906           0.853           1.090           0.822
Withdrawals (incl charges) &
deaths                                    (0.525)         (0.562)         (0.730)         (0.551)         (0.827)         (0.531)
                                          ------         -------         -------         -------         -------         -------
Net cash flows                             0.372           0.656           0.176           0.302           0.264           0.291
Transfer from (to) var annuities           0.021          (0.213)         (0.232)         (0.032)          0.379          (0.007)
Interest credited                          0.228           0.244           0.230           0.231           0.239           0.240
Acq of new business/companies
                                          ------         -------         -------         -------         -------         -------
Fixed Annuities-Gross                     17.317          18.004          18.178          18.679          19.561          20.087
Reinsurance Ceded                         (1.266)         (1.514)         (1.645)         (1.770)         (1.913)         (2.003)
                                          ------         -------         -------         -------         -------         -------
Fixed Annuities-Bal
End-of-Quarter                            16.051          16.491          16.533          16.909          17.650          18.085
                                          ------         -------         -------         -------         -------         -------

Fixed Annuities Incremental
Deposits*                                 0.873           1.193           0.881           0.839           1.072           0.808


Variable Annuities-Bal
Beg-of-Quarter                            36.961          30.506          34.638          35.150          31.206          25.942

Gross Deposits                             0.684           0.793           0.808           0.787           0.603           0.545
Withdrawals (incl charges) &
deaths                                    (0.795)         (0.818)         (0.896)         (0.866)         (0.799)         (0.763)
                                          ------         -------         -------         -------         -------         -------
Net cash flows                            (0.111)         (0.025)         (0.088)         (0.079)         (0.196)         (0.217)
Transfer from (to) fixed
annuities                                 (0.023)          0.213           0.234           0.032          (0.388)          0.000
Invest inc & change in mkt value          (6.321)          3.944           0.366          (3.897)         (4.680)          1.713
Acq(sale) of new
business/companies
                                          ------         -------         -------         -------         -------         -------
Var Annuities-Bal End-of-Quarter          30.506          34.638          35.150          31.206          25.942          27.438
                                          ------         -------         -------         -------         -------         -------

Variable Annuities Incremental
Deposits                                   0.604           0.725           0.725           0.744           0.573           0.528


Total Annuities -Bal
Beg-of-Quarter                            53.658          47.823          52.642          53.329          49.886          45.503

Gross Deposits                             1.580           2.011           1.714           1.640           1.694           1.368
Withdrawals (incl charges) &
deaths                                    (1.320)         (1.380)         (1.626)         (1.417)         (1.626)         (1.294)
                                          ------         -------         -------         -------         -------         -------
Net cash flows                             0.261           0.631           0.088           0.223           0.068           0.074
Transfers                                 (0.002)                          0.002                          (0.009)         (0.006)
Interest credited & change in mkt
value                                     (6.093)          4.188           0.596          (3.666)         (4.440)          1.953
Acq of new business/companies
Total Gross Annuities-Bal
                                          ------         -------         -------         -------         -------         -------
End-of-Quarter                            47.823          52.642          53.329          49.886          45.503          47.525
Reinsurance Ceded                         (1.266)         (1.514)         (1.645)         (1.770)         (1.913)         (2.003)
                                          ------         -------         -------         -------         -------         -------
Total Annuities (Net of Ceded) -
Bal End-of-Qtr                            46.558          51.129          51.684          48.116          43.590          45.522
                                          ======         =======         =======         =======         =======         =======

Total Annuities Incremental
Deposits *                                 1.477           1.918           1.606           1.583           1.645           1.336

Var Ann Under Agree - Included
above                                      0.907           1.077           1.207           1.175           1.083           1.186

--------------------------------------------------------------------------------------------------------------------------------

Fixed Annuities - excluding fixed
portion of variable contracts
Deposits                                   0.489           0.734           0.505           0.430           0.558           0.351
Withdrawals                               (0.340)         (0.352)         (0.463)         (0.267)         (0.518)         (0.228)
Net Flows                                  0.149           0.382           0.042           0.163           0.041           0.122

Gross Fixed Account Values                                                 9.761          10.048          10.219          10.475
Reinsurance Ceded                                                         (1.645)         (1.770)         (1.913)         (2.003)
Net Fixed Account Values                                                   8.116           8.278           8.306           8.473

Variable Annuities - including
fixed portion of variable
contracts
Deposits                                   1.091           1.277           1.209           1.210           1.135           1.017
Withdrawals                               (0.979)         (1.028)         (1.163)         (1.150)         (1.108)         (1.066)
Net Flows                                  0.112           0.249           0.046           0.060           0.027          (0.048)

Variable Account Values                                                   43.568          39.838          35.286          37.050

Fixed Portion of Variable
Contracts
Deposits                                   0.407           0.484           0.401           0.423           0.532           0.472
Withdrawals                               (0.184)         (0.210)         (0.267)         (0.284)         (0.309)         (0.303)
Net Flows                                  0.223           0.274           0.134           0.139           0.223           0.169

Fixed Portion of Variable Account
Values                                                                     8.417           8.631           9.344           9.612

Average Daily Variable Account
Values                                    34.399          33.216          34.341          33.502          28.023          27.431

--------------------------------------------------------------------------------------------------------------------------------

Annuity Product Spread
Information**

Net Investment Income                      7.33%           7.26%           7.15%           7.11%           6.87%           6.89%
Interest Credited                          5.34%           5.28%           5.14%           4.92%           4.76%           4.72%
                                          ------         -------         -------         -------         -------         -------
Spread                                     1.99%           1.98%           2.01%           2.18%           2.11%           2.17%


*  Incremental Deposits represent gross deposits reduced by transfers from other Lincoln Retirement products.

** For the annuity products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets.  The average crediting rate is calculated using interest credited on annuity products less bonus credits and excess DCA interest, divided by average fixed account values net of co-insured account values. Fixed account values reinsured under modified co-insurance agreements are included in account values for this calculation since assets (and therefore margin) are retained under these agreements.




                                                                                                                      PAGE 21
                                                               Life Insurance Segment
                                                                 Income Statements
                                                              Unaudited [Millions of Dollars]


                                                 1998              1999              2000              2001              2002
                                              -------           -------           -------           -------           -------
Operating Revenue
Premiums                                        185.9             235.8             227.3             212.4             203.8
Surrender charges                                52.1              66.3              66.4              66.1              54.1
Mortality assessments                           350.1             444.6             465.2             499.4             501.5
Expense assessments                             146.2             165.8             191.8             191.4             199.5
Other revenue and fees                            2.6               9.8              14.2              17.9              23.7
Net investment income                           642.6             840.1             871.5             910.2             899.1
                                              -------           -------           -------           -------           -------
Operating Revenue                              1379.5            1762.6            1836.4            1897.5            1881.7
                                              -------           -------           -------           -------           -------

Operating Benefits and Expenses
Benefits paid or provided:
Benefits                                        371.3             430.4             411.5             418.6             427.4
Div accum & div to policyholders                 70.7              81.5              80.8              78.5              76.0
Interest credited to policy bal.                393.1             493.8             525.4             569.9             598.6
                                              -------           -------           -------           -------           -------
Total insurance benefits                        835.1            1005.8            1017.8            1067.0            1101.9
Underwriting, acquisition,
insurance and other expenses*:
Commissions                                     107.5             163.4             152.8             142.1             139.8
Other volume related expenses                   122.7             185.6             200.9             176.4             190.4
Operating and administrative
expenses                                        144.9             171.2             164.4             161.0             157.8
Taxes, licenses and fees                         29.7              51.8              48.5              49.2              53.2
Par policyholder interests                       (4.3)              3.3               1.1               0.0               0.0
Foreign exchange                                  0.0               0.0               0.0               0.0               0.0
                                              -------           -------           -------           -------           -------
Subtotal                                        400.6             575.2             567.6             528.7             541.2
Deferral of acquisition costs                                                                        (324.8)           (336.6)
DAC amortization                                                                                       95.0             105.8
                                              -------           -------           -------           -------           -------
DAC deferral net of amortization               (159.3)           (235.0)           (286.5)           (229.8)           (230.7)
PVIF amortization                                51.9              58.8             103.7              75.9              73.9
Other intangibles amortization                    0.0               0.0               0.0               0.0               0.0
                                              -------           -------           -------           -------           -------
Total underwriting, acquisition,
insurance and other expenses                    293.1             399.1             384.8             374.7             384.4
Goodwill amortization                            19.7              23.4              23.7              23.7               0.0
                                              -------           -------           -------           -------           -------
Operating Benefits and Expenses                1147.8            1428.2            1426.3            1465.4            1486.3
                                              -------           -------           -------           -------           -------

Income from Operations Before Tax               231.6             334.3             410.1             432.1             395.4

Federal income taxes                             82.4             122.3             150.1             153.0             123.5

                                              -------           -------           -------           -------           -------
Income from Operations                          149.2             212.0             259.9             279.0             271.9
                                              -------           -------           -------           -------           -------

Realized gains (losses) on
investments                                      (1.7)             (0.5)            (10.7)            (38.5)            (63.8)
Gains (losses) on derivatives                     0.0               0.0               0.0               1.6               1.0
Restructuring charges                           (20.0)              0.0               0.0              (3.5)              0.0
                                              -------           -------           -------           -------           -------
Income before Accounting Changes                127.5             211.5             249.3             238.6             209.0
Cumulative effect of accounting
changes                                           0.0               0.0               0.0              (5.5)              0.0
                                              -------           -------           -------           -------           -------
Net Income                                      127.5             211.5             249.3             233.1             209.0
                                              =======           =======           =======           =======           =======

Inc from Oper -before Goodwill
Amort.                                          168.9             235.4             283.6             302.7             271.9
Net Income -before Goodwill
Amort.                                          147.1             234.9             273.0             256.7             209.0

Effective tax rate                              35.6%             36.6%             36.6%             35.4%             31.2%

Operating Revenue                              1379.5            1762.6            1836.4            1897.5            1881.7
Realized gains (losses) on
investments                                      (1.0)             (2.2)            (17.4)            (57.6)            (98.2)
Gains (losses) on derivatives                     0.0               0.0               0.0               0.7               1.5
Total Revenue                                  1378.5            1760.4            1819.0            1840.6            1785.0
                                              =======           =======           =======           =======           =======

Average capital                                1948.0            2712.3            2640.2            2731.5            2841.7
Return on average capital                        7.7%              7.8%              9.8%             10.2%              9.6%




                                                                                           PAGE 22
                                            Life Insurance Segment
                                               Income Statements
                                       Unaudited [Millions of Dollars]

For the Quarter Ended                             Mar      Jun      Sep      Dec      Mar      Jun
                                                 2000     2000     2000     2001     2001     2001
                                              -------  -------  -------  -------  -------  -------
Operating Revenue
Premiums                                         52.9     56.3     50.9     67.1     50.9     50.7
Surrender charges                                16.2     16.5     13.8     19.9     17.2     13.5
Mortality assessments                           112.2    114.5    116.3    122.1    124.3    124.8
Expense assessments                              45.3     44.1     46.9     55.5     47.4     45.3
Other revenue and fees                            3.2      3.6      3.8      3.7      5.1      3.8
Net investment income                           215.6    215.5    220.6    219.7    223.0    227.4
                                              -------  -------  -------  -------  -------  -------
Operating Revenue                               445.5    450.5    452.4    488.0    467.9    465.5
                                              -------  -------  -------  -------  -------  -------

Operating Benefits and Expenses
Benefits paid or provided:
Benefits                                         98.3     96.3     95.8    121.0     99.9    103.5
Div accum & div to policyholders                 20.4     18.7     16.4     25.3     17.5     19.0
Interest credited to policy bal.                126.3    128.7    134.0    136.5    138.3    141.2
                                              -------  -------  -------  -------  -------  -------
Total insurance benefits                        245.0    243.7    246.2    282.9    255.7    263.8
Underwriting, acquisition,
insurance and other expenses*:
Commissions                                      32.2     34.2     39.8     46.6     33.4     31.1
Other volume related expenses                    43.5     44.8     48.6     64.0     34.8     43.3
Operating and administrative
expenses                                         40.4     40.8     39.4     43.8     40.4     40.7
Taxes, licenses and fees                         13.4      9.8     11.4     13.9     12.5     12.3
Par policyholder interests                       (1.5)     1.6      1.4     (0.5)    (0.0)     0.0
Foreign exchange                                  0.0      0.0      0.0      0.0      0.0      0.0
                                              -------  -------  -------  -------  -------  -------
Subtotal                                        128.0    131.1    140.7    167.9    121.1    127.3
Deferral of acquisition costs                                                                (68.8)
DAC amortization                                                                              15.8
                                              -------  -------  -------  -------  -------  -------
DAC deferral net of amortization                (53.2)   (53.6)   (76.8)  (103.0)   (45.2)   (53.0)
PVIF amortization                                24.6     23.4     31.0     24.7     22.9     17.7
Other intangibles amortization                    0.0      0.0      0.0      0.0      0.0      0.0
                                              -------  -------  -------  -------  -------  -------
Total underwriting, acquisition,
insurance and other expenses                     99.4    100.9     94.9     89.6     98.8     92.0
Goodwill amortization                             5.9      5.9      5.9      5.9      5.9      5.9
                                              -------  -------  -------  -------  -------  -------
Operating Benefits and Expenses                 350.3    350.6    347.0    378.4    360.5    361.7
                                              -------  -------  -------  -------  -------  -------

Income from Operations Before Tax                95.2     99.9    105.4    109.6    107.4    103.8

Federal income taxes                             34.8     37.4     38.9     39.0     38.8     36.7

                                              -------  -------  -------  -------  -------  -------
Income from Operations                           60.4     62.4     66.5     70.6     68.6     67.1
                                              -------  -------  -------  -------  -------  -------

Realized gains (losses) on
investments                                      (2.4)    (4.0)     1.0     (5.2)    (5.4)    (6.4)
Gains (losses) on derivatives                     0.0      0.0      0.0      0.0     (0.0)     0.1
Restructuring charges                             0.0      0.0      0.0      0.0      0.0     (2.0)
Income before Accounting Changes                 58.1     58.4     67.4     65.4     63.2     58.8
Cumulative effect of accounting
changes                                           0.0      0.0      0.0      0.0     (0.2)    (5.3)
                                              -------  -------  -------  -------  -------  -------
Net Income                                       58.1     58.4     67.4     65.4     62.9     53.5
                                              =======  =======  =======  =======  =======  =======

Inc from Oper -before Goodwill
Amort.                                           66.3     68.4     72.4     76.5     74.5     73.0
Net Income -before Goodwill
Amort.                                           64.0     64.4     73.4     71.3     68.9     59.5

Effective tax rate                               36.5%    37.5%    36.9%    35.6%    36.1%    35.3%

Operating Revenue                               445.5    450.5    452.4    488.0    467.9    465.5
Realized gains (losses) on
investments                                      (3.8)    (6.3)     0.8     (8.1)    (8.2)   (10.0)
Gains (losses) on derivatives                     0.0      0.0      0.0      0.0     (0.0)     0.2
                                              -------  -------  -------  -------  -------  -------
Total Revenue                                   441.7    444.2    453.2    479.9    459.6    455.7
                                              =======  =======  =======  =======  =======  =======

Average capital                               2,655.3  2,615.0  2,650.5  2,640.0  2,729.8  2,715.7
Return on average capital                        9.1%     9.6%    10.0%    10.7%    10.1%     9.9%

--------------------------------------------------------------------------------------------------

Roll Forward of Deferred
Acquisition Costs

Balance at beginning-of-quarter                                                   1,079.3  1,064.1
Deferral                                                                             64.5     68.8
Amortization                                                                        (19.3)   (15.8)
                                              -------  -------  -------  -------  -------  -------
Operating                                                                            45.2     53.0
Adjustment related to realized
(gains) losses
on securities available-for-sale                                                      7.8     13.3
Adjustment related to unrealized
(gains) losses
on securities available-for-sale                                                    (68.5)    20.7
Other**                                                                               0.2      0.1
                                              -------  -------  -------  -------  -------  -------
Balance at end-of-quarter                                                         1,064.1  1,151.1
                                              =======  =======  =======  =======  =======  =======

Roll Forward of Present Value of
In-Force

Balance at beginning-of-quarter                                                   1,040.5  1,017.6
Amortization                                                                        (22.9)   (17.7)
Other
                                              -------  -------  -------  -------  -------  -------
Balance at end-of-quarter                                                         1,017.6    999.9
                                              =======  =======  =======  =======  =======  =======


For the Quarter Ended                            Sep      Dec      Mar      Jun     Sep       Dec
                                                2001     2002     2002     2002    2002      2002
                                             -------  -------  -------  -------  -------  -------
                                             C>
Operating Revenue
Premiums                                        46.4     64.3     51.1     47.5     48.6     56.4
Surrender charges                               15.6     19.9     11.7     13.5     13.4     15.5
Mortality assessments                          124.7    125.5    123.9    123.9    126.3    127.3
Expense assessments                             46.0     52.8     46.9     47.2     49.2     56.3
Other revenue and fees                           3.0      6.0      5.7      6.7      5.1      6.2
Net investment income                          233.2    226.6    226.0    225.7    224.1    223.3
                                             -------  -------  -------  -------  -------  -------
Operating Revenue                              468.9    495.2    465.3    464.6    466.8    485.0
                                             -------  -------  -------  -------  -------  -------

Operating Benefits and Expenses
Benefits paid or provided:
Benefits                                       102.3    112.9    104.1    103.6    105.2    114.6
Div accum & div to policyholders                16.5     25.4     17.8     18.2     17.2     22.8
Interest credited to policy bal.               143.5    146.9    146.3    148.9    152.6    150.7
                                             -------  -------  -------  -------  -------  -------
Total insurance benefits                       262.3    285.2    268.1    270.8    275.1    288.0
Underwriting, acquisition,
insurance and other expenses*:
Commissions                                     32.5     45.1     34.6     34.8     31.8     38.6
Other volume related expenses                   41.4     56.9     42.7     43.6     45.8     58.3
Operating and administrative
expenses                                        41.6     38.3     37.1     37.1     40.0     43.6
Taxes, licenses and fees                        12.0     12.5     13.2     15.3     13.2     11.5
Par policyholder interests                       0.0      0.0      0.0      0.0      0.0      0.0
Foreign exchange                                 0.0      0.0      0.0      0.0      0.0      0.0
                                             -------  -------  -------  -------  -------  -------
Subtotal                                       127.5    152.8    127.5    130.8    130.7    152.1
Deferral of acquisition costs                  (85.3)  (106.3)   (74.3)   (82.2)   (78.7)  (101.4)
DAC amortization                                29.7     30.2)    22.1     23.6     23.9     36.3
                                             -------  -------  -------  -------  -------  -------
DAC deferral net of amortization               (55.5)   (76.1)   (52.3)   (58.6)   (54.8)   (65.1)
PVIF amortization                               20.5     14.7     16.9     16.3     23.3     17.4
Other intangibles amortization                   0.0      0.0      0.0      0.0      0.0      0.0
                                             -------  -------  -------  -------  -------  -------
Total underwriting, acquisition,
insurance and other expenses                    92.5     91.4     92.1     88.5     99.3    104.4
Goodwill amortization                            5.9      5.9      0.0      0.0      0.0      0.0
                                             -------  -------  -------  -------  -------  -------
Operating Benefits and Expenses                360.8    382.5    360.2    359.3    374.4    392.5
                                             -------  -------  -------  -------  -------  -------

Income from Operations Before Tax              108.1    112.7    105.1    105.3     92.4     92.5

Federal income taxes                            38.1     39.5     34.0     31.8     29.0     28.8

                                             -------  -------  -------  -------  -------  -------
Income from Operations                          70.1     73.2     71.1     73.5     63.4     63.8
                                             -------  -------  -------  -------  -------  -------

Realized gains (losses) on
investments                                     (5.3)   (21.3)   (26.9)   (16.4)   (16.9)    (3.6)
Gains (losses) on derivatives                   (0.0)     1.5      0.0      0.3      0.6      0.1
Restructuring charges                            0.0     (1.5      0.0      0.0      0.0      0.0
Income before Accounting Changes                64.7     51.9     44.2     57.4     47.1     60.2
Cumulative effect of accounting
changes                                          0.0     (0.0      0.0      0.0      0.0      0.0
                                             -------  -------  -------  -------  -------  -------
Net Income                                      64.7     51.9     44.2     57.4     47.1     60.2
                                             =======  =======  =======  =======  =======  =======

Inc from Oper -before Goodwill
Amort.                                          76.0     79.1     71.1     73.5     63.4     63.8
Net Income -before Goodwill
Amort.                                          70.6     57.8     44.2     57.4     47.1     60.2

Effective tax rate                              35.2%    35.0     32.3%    30.2%    31.3%    31.1%

Operating Revenue                              468.9    495.2    465.3    464.6    466.8    485.0
Realized gains (losses) on
investments                                     (8.2)   (31.1)   (41.4)   (25.4)   (25.9)    (5.5)
Gains (losses) on derivatives                   (0.1)     0.6      0.0      0.6      0.7      0.1
                                             -------  -------  -------  -------  -------  -------
Total Revenue                                  460.6    464.7    423.9    439.8    441.6    479.6
                                             =======  =======  =======  =======  =======  =======

Average capital                              2,736.3  2,744.4  2,801.9  2,865.8  2,852.9  2,846.2
Return on average capital                      10.2%    10.7%    10.2%    10.3%     8.9%     9.0%

--------------------------------------------------------------------------------------------------

Roll Forward of Deferred
Acquisition Costs

Balance at beginning-of-quarter              1,151.1  1,156.0  1,265.6  1,385.3  1,404.9  1,362.1
Deferral                                        85.3    106.3     74.3     82.2     78.7    101.4
Amortization                                   (29.7)   (30.2)   (22.1)   (23.6)   (23.9)   (36.3)
                                              -------  -------  -------  -------  -------  -------
Operating                                       55.5     76.1     52.3     58.6     54.8     65.1
Adjustment related to realized
(gains) losses
on securities available-for-sale                 7.2     14.7     15.8     11.2     11.7      1.0
Adjustment related to unrealized
(gains) losses
on securities available-for-sale               (59.6)    18.5     34.0    (51.9)  (109.3)    (3.7)
Other**                                          1.8      0.3     17.6      1.7
                                             -------  -------  -------  -------  -------  -------
Balance at end-of-quarter                    1,156.0  1,265.6  1,385.3  1,404.9  1,362.1  1,424.5
                                             =======  =======  =======  =======  =======  =======

Roll Forward of Present Value of
In-Force

Balance at beginning-of-quarter                999.9    978.7    964.0    947.1    930.7    907.4
Amortization                                   (20.5)   (14.7)   (16.9)   (16.3)   (23.3)   (17.4)
Other                                           (0.7)                      (0.1)              0.1
                                             -------  -------  -------  -------  -------  -------
Balance at end-of-quarter                      978.7    964.0    947.1    930.7    907.4    890.1
                                             =======  =======  =======  =======  =======  =======

 * Does not include restructuring charges which is consistent with the definition of "Income from Operations" (see page 5).

** Includes the transfer of the Legacy Life block of business from the Lincoln Retirement segment in the first quarter of 2002.




                                                                                                 PAGE 23
                                                Life Insurance Segment
                                                    Operational Data
                                           Unaudited [Millions of Dollars]

                                                  1998      1999      2000      2001      2002
                                               -------   -------   -------   -------   -------
First Year Premiums by Product
(Millions)
Universal Life                                   233.0     342.9     289.3     292.7     495.3
Variable Universal Life                          101.3     142.2     218.7     228.6     134.5
Whole Life                                        20.0      23.9      22.4      26.3      30.3
Term                                              48.0      45.9      41.9      30.8      32.3
                                               -------   -------   -------   -------   -------
Total Retail                                     402.3     555.0     572.3     578.4     692.3
Corporate Owned Life Insurance
(COLI)                                             4.0      14.7      87.0      47.3      88.1
                                               -------   -------   -------   -------   -------
Total                                            406.3     569.7     659.3     625.6     780.4
                                               -------   -------   -------   -------   -------

First Year Premiums by
Distribution (Millions)
Lincoln Financial Advisors                        35.0     188.3     200.6     196.1     201.7
Lincoln Financial Distributors                   356.3     367.9     444.7     413.0     556.3
Other*                                            15.0      13.5      14.0      16.6      22.4
                                               -------   -------   -------   -------   -------
Total by Distribution                            406.3     569.7     659.3     625.6     780.4
                                               =======   =======   =======   =======   =======

Life Insurance In-Force
(Billions)
Universal Life & Other                         105.837   109.288   115.872   121.168   126.016
Term Insurance                                  67.076    85.701   100.130   113.226   127.880
                                               -------   -------   -------   -------   -------
Total  Life Segment In-Force                   172.914   194.988   216.002   234.394   253.896
                                               =======   =======   =======   =======   =======


For the Quarter Ended                              Mar       Jun       Sep       Dec       Mar       Jun
                                                  2000      2000      2000      2000      2001      2001
                                               -------   -------   -------   -------   -------   -------
First Year Premiums by Product
(Millions)

Universal Life                                    72.3      63.7      72.4      80.9      57.7      70.0
Variable Universal Life                           44.0      44.5      55.1      75.1      56.0      52.2
Whole Life                                         3.9       4.5       6.0       8.0       4.1       5.1
Term                                              13.1      12.1       9.1       7.6       6.5       7.2
                                               -------   -------   -------   -------   -------   -------
Total Retail                                     133.3     124.8     142.6     171.6     124.2     134.6
Corporate Owned Life Insurance
(COLI)                                            12.7      19.5       5.8      49.0       7.1      21.0
                                               -------   -------   -------   -------   -------   -------
Total                                            146.0     144.3     148.4     220.7     131.3     155.6
                                               -------   -------   -------   -------   -------   -------

First Year Premiums by
Distribution (Millions)
Lincoln Financial Advisors                        46.1      37.0      51.3      66.2      38.1      48.2
Lincoln Financial Distributors                    96.8     104.4      92.9     150.6      89.1     104.0
Other*                                             3.0       2.9       4.2       3.9       4.2       3.4
                                               -------   -------   -------   -------   -------   -------
Total by Distribution                            146.0     144.3     148.4     220.7     131.3     155.6
                                               =======   =======   =======   =======   =======   =======

Insurance In-Force (Billions)
Universal Life & Other                         108.817   110.448   112.884   115.872   116.747   118.007
Term Insurance                                  92.857    97.039    98.424   100.130   102.467   105.265
                                               -------   -------   -------   -------   -------   -------
Total Segment In-Force                         201.674   207.487   211.308   216.002   219.214   223.272
                                               =======   =======   =======   =======   =======   =======


For the Quarter Ended                              Sep       Dec       Mar       Jun       Sep       Dec
                                                  2001      2001      2002      2002      2002      2002
                                               -------   -------   -------   -------   -------   -------
First Year Premiums by Product
(Millions)

Universal Life                                    67.4      97.5      86.4      98.9     132.9     177.1
Variable Universal Life                           50.1      70.2      39.0      42.4      26.1      27.0
Whole Life                                         6.7      10.4       5.2       6.4       7.7      11.0
Term                                               8.1       9.1       8.7       8.1       7.3       8.1
                                               -------   -------   -------   -------   -------   -------
Total Retail                                     132.4     187.2     139.4     155.8     174.0     223.2
Corporate Owned Life Insurance
(COLI)                                             5.1      14.2       6.9      46.6       7.8      26.8
                                               -------   -------   -------   -------   -------   -------
Total                                            137.4     201.3     146.3     202.4     181.8     249.9
                                               -------   -------   -------   -------   -------   -------

First Year Premiums by
Distribution (Millions)
Lincoln Financial Advisors                        41.8      68.0      41.5      48.3      46.9      64.9
Lincoln Financial Distributors                    90.4     129.5     100.9     151.6     132.7     171.1
Other*                                             5.2       3.8       3.8       2.6       2.2      13.9
                                               -------   -------   -------   -------   -------   -------
Total by Distribution                            137.4     201.3     146.3     202.4     181.8     249.9
                                               =======   =======   =======   =======   =======   =======

Insurance In-Force (Billions)
Universal Life & Other                         119.029   121.168   122.316   123.674   124.085   126.016
Term Insurance                                 108.723   113.226   117.752   121.076   123.945   127.880
                                               -------   -------   -------   -------   -------   -------
Total Segment In-Force                         227.751   234.394   240.068   244.750   248.030   253.896
                                               =======   =======   =======   =======   =======   =======

* Other consists of distribution arrangements with third-party intermediaries.




                                                                                                          PAGE 24
                                                           Life Insurance Segment
                                                  Life Insurance Account Value Roll Forward
                                                       Unaudited [Billions of Dollars]

                                                 1998      1999      2000      2001      2002
                                             --------  --------  --------  --------  --------
Universal Life-Bal Beg-of-Year                  2.558     6.259     6.650     6.976     7.508

Deposits                                        0.675     1.017     0.955     1.043     1.332
Withdrawals & deaths                           (0.701)   (0.452)   (0.426)   (0.319)   (0.426)
                                             --------  --------  --------  --------  --------
Net cash flows                                 (0.026)    0.564     0.528     0.724     0.906
Policyholder assessments                        0.000    (0.544)   (0.584)   (0.598)   (0.648)
Interest credited                               0.350     0.370     0.382     0.405     0.428
Acq of new business/transfers
between segments                                3.378     0.000     0.000     0.000     0.018
                                             --------  --------  --------  --------  --------
Universal Life-Bal End of Year(1)               6.259     6.650     6.976     7.508     8.211
                                             --------  --------  --------  --------  --------

Variable Universal Life-Bal
Beg-of-Year                                     0.480     1.200     1.605     1.808     1.746

Deposits                                        0.193     0.326     0.607     0.584     0.504
Withdrawals & deaths                           (0.100)   (0.099)   (0.132)   (0.251)   (0.193)
                                             --------  --------  --------  --------  --------
Net cash flows                                  0.093     0.228     0.475     0.332     0.311
Policyholder assessments                        0.000    (0.084)   (0.141)   (0.170)   (0.186)
Invest inc & chg in mkt value                   0.105     0.370    (0.130)   (0.225)   (0.313)
Acq of new business/transfers
between segments                                0.522    (0.110)    0.000     0.000     0.132
                                             --------  --------  --------  --------  --------
Variable Universal Life -Bal
End-of-Year                                     1.200     1.605     1.808     1.746     1.690
                                             --------  --------  --------  --------  --------

Interest Sensitive Whole Life -
Bal Beg-of-Year                                 0.000     1.784     1.963     2.062     2.123

Deposits                                        0.340     0.355     0.322     0.307     0.301
Withdrawals & deaths                           (0.294)   (0.162)   (0.168)   (0.200)   (0.199)
                                             --------  --------  --------  --------  --------
Net cash flows                                  0.046     0.193     0.154     0.107     0.103
Policyholder assessments                        0.000    (0.168)   (0.168)   (0.164)   (0.167)
Interest credited                               0.096     0.109     0.113     0.118     0.127
Acq of new business/transfers
between segments                                1.642     0.045     0.000     0.000     0.000
                                             --------  --------  --------  --------  --------
Int Sensitive Whole Life-Bal End
-of -Year                                       1.784     1.963     2.062     2.123     2.186
                                             --------  --------  --------  --------  --------

---------------------------------------------------------------------------------------------

Total Segment- Life Insurance
Account Values
Bal Beg-of-Year                                 3.038     9.243    10.217    10.847    11.377

Deposits                                        1.207     1.698     1.884     1.934     2.138
Withdrawals & deaths                           (1.095)   (0.713)   (0.727)   (0.771)   (0.818)
                                             --------  --------  --------  --------  --------
Net cash flows                                  0.113     0.985     1.158     1.163     1.320
Policyholder assessments                                 (0.795)   (0.893)   (0.931)   (1.002)
Invest inc & change in market
value                                           0.551     0.849     0.364     0.299     0.241
Acq of new business/transfers
between segments                                5.542    (0.065)                        0.150
                                             --------  --------  --------  --------  --------
Total Segment -Bal End-of-Year                  9.243    10.217    10.847    11.377    12.086
                                             ========  ========  ========  ========  ========

(1) Includes fixed investment option of VUL products.




                                                                                                                      PAGE 25
                                                                   Life Insurance Segment
                                                         Life Insurance Account Value Roll Forward
                                                              Unaudited [Billions of Dollars]

                                        Mar             Jun             Sep             Dec             Mar               Jun
For the Quarter Ended                  2000            2000            2000            2000            2001              2001
                                     ------          ------          ------          ------          ------             -----
Universal Life-Bal Beg-of-Quarter     6.650           6.729           6.782           6.878           6.976             7.063

Deposits                              0.252           0.212           0.227           0.265           0.227             0.270
Withdrawals & deaths                 (0.121)         (0.111)         (0.080)         (0.114)         (0.091)           (0.071)
                                    -------         -------         -------         -------         -------           -------
Net cash flows                        0.131           0.101           0.146           0.151           0.136             0.199
Policyholder assessments             (0.145)         (0.143)         (0.146)         (0.150)         (0.147)           (0.147)
Interest credited                     0.093           0.095           0.096           0.097           0.098             0.100
Acq of new business/transfers
between segments                      0.000           0.000           0.000           0.000           0.000             0.000
                                    -------         -------         -------         -------         -------           -------
Universal Life-Bal End-of-Quarter
(1)                                   6.729           6.782           6.878           6.976           7.063             7.216
                                    -------         -------         -------         -------         -------           -------

Variable Universal Life-Bal Beg
of Quarter                            1.605           1.771           1.764           1.812           1.808             1.633

Deposits                              0.112           0.128           0.123           0.245           0.136             0.138
Withdrawals & deaths                 (0.019)         (0.028)         (0.037)         (0.048)         (0.049)           (0.060)
                                    -------         -------         -------         -------         -------           -------
Net cash flows                        0.093           0.100           0.085           0.197           0.087             0.078
Policyholder assessments             (0.032)         (0.033)         (0.036)         (0.041)         (0.041)           (0.041)
Invest inc & chg in mkt value         0.105          (0.074)         (0.001)         (0.160)         (0.221)            0.096
Acq of new business/transfers
between segments                      0.000           0.000           0.000           0.000           0.000             0.000
                                    -------         -------         -------         -------         -------           -------
Variable Universal Life -Bal
End-of-Quarter                        1.771           1.764           1.812           1.808           1.633             1.766
                                    -------         -------         -------         -------         -------           -------

Interest Sensitive Whole Life -
Bal Beg-of-Quarter                    1.963           1.970           1.993           2.026           2.062             2.068

Deposits                              0.060           0.071           0.079           0.113           0.056             0.069
Withdrawals & deaths                 (0.042)         (0.037)         (0.033)         (0.056)         (0.041)           (0.043)
                                    -------         -------         -------         -------         -------           -------
Net cash flows                        0.018           0.034           0.045           0.057           0.014             0.027
Policyholder assessments             (0.039)         (0.040)         (0.040)         (0.050)         (0.037)           (0.040)
Interest credited                     0.028           0.028           0.027           0.029           0.028             0.030
Acq of new business/transfers
between segments                      0.000           0.000           0.000           0.000           0.000             0.000
                                    -------         -------         -------         -------         -------           -------
Int Sensitive Whole Life-Bal
End-of-Quarter                        1.970           1.993           2.026           2.062           2.068             2.084
                                    -------         -------         -------         -------         -------           -------

-----------------------------------------------------------------------------------------------------------------------------

Total Segment- Life Insurance
Account Values
Bal Beg-of-Quarter                   10.218          10.470          10.538          10.716          10.847            10.764

Deposits                              0.424           0.411           0.428           0.622           0.418             0.477
Withdrawals & deaths                 (0.182)         (0.176)         (0.151)         (0.218)         (0.181)           (0.173)
                                    -------         -------         -------         -------         -------           -------
Net cash flows                        0.242           0.235           0.277           0.404           0.237             0.304
Policyholder assessments             (0.215)         (0.216)         (0.221)         (0.241)         (0.225)           (0.228)
Invest inc & change in market
value                                 0.227           0.048           0.123          (0.033)         (0.094)            0.226
Acq of new business/transfers
between segments                      0.000           0.000           0.000           0.000           0.000             0.000
                                    -------         -------         -------         -------         -------           -------
Total Segment -Bal End-of-Quarter    10.470          10.538          10.716          10.847          10.764            11.066
                                    =======         =======         =======         =======         =======           =======


                                        Sep             Dec             Mar             Jun             Sep               Dec
For the Quarter Ended                  2001            2001            2002            2002            2002              2002
                                     ------          ------          ------          ------          ------             -----
Universal Life-Bal Beg-of-Quarter     7.216           7.315           7.508           7.622           7.838             7.987

Deposits                              0.233           0.314           0.248           0.364           0.310             0.410
Withdrawals & deaths                 (0.085)         (0.073)         (0.097)         (0.096)         (0.108)           (0.125)
                                    -------         -------         -------         -------         -------           -------
Net cash flows                        0.147           0.241           0.150           0.268           0.201             0.286
Policyholder assessments             (0.150)         (0.153)         (0.158)         (0.158)         (0.162)           (0.170)
Interest credited                     0.102           0.105           0.104           0.106           0.110             0.108
Acq of new business/transfers
between segments                      0.000           0.000           0.018           0.000           0.000             0.000
                                    -------         -------         -------         -------         -------           -------

Universal Life-Bal End-of-Quarter
(1)                                   7.315           7.508           7.622           7.838           7.987             8.211
                                    -------         -------         -------         -------         -------           -------
Variable Universal Life-Bal Beg
of Quarter                            1.766           1.527           1.746           1.919           1.776             1.575

Deposits                              0.124           0.186           0.129           0.147           0.102             0.126
Withdrawals & deaths                 (0.055)         (0.088)         (0.055)         (0.057)         (0.034)           (0.047)
                                    -------         -------         -------         -------         -------           -------
Net cash flows                        0.069           0.098           0.074           0.090           0.068             0.079
Policyholder assessments             (0.042)         (0.045)         (0.047)         (0.046)         (0.046)           (0.047)
Invest inc & chg in mkt value        (0.266)          0.166           0.013          (0.186)         (0.224)            0.083
Acq of new business/transfers
between segments                      0.000           0.000           0.132           0.000           0.000             0.000
                                    -------         -------         -------         -------         -------           -------
Variable Universal Life -Bal
End-of-Quarter                        1.527           1.746           1.919           1.776           1.575             1.690
                                    -------         -------         -------         -------         -------           -------
Interest Sensitive Whole Life -
Bal Beg-of-Quarter                    2.084           2.096           2.123           2.126           2.145             2.164

Deposits                              0.077           0.105           0.063           0.066           0.073             0.100
Withdrawals & deaths                 (0.054)         (0.061)         (0.051)         (0.039)         (0.045)           (0.063)
                                    -------         -------         -------         -------         -------           -------
Net cash flows                        0.022           0.044           0.012           0.026           0.027             0.037
Policyholder assessments             (0.041)         (0.047)         (0.042)         (0.039)         (0.040)           (0.046)
Interest credited                     0.030           0.030           0.033           0.032           0.031             0.031
Acq of new business/transfers
between segments                      0.000           0.000           0.000           0.000           0.000             0.000
Int Sensitive Whole Life-Bal
                                    -------         -------         -------         -------         -------           -------
End-of-Quarter                        2.096           2.123           2.126           2.145           2.164             2.186
                                    -------         -------         -------         -------         -------           -------

-----------------------------------------------------------------------------------------------------------------------------

Total Segment- Life Insurance
Account Values
Bal Beg-of-Quarter                   11.066          10.939          11.377          11.667          11.759            11.726

Deposits                              0.434           0.605           0.440           0.577           0.484             0.636
Withdrawals & deaths                 (0.195)         (0.222)         (0.204)         (0.192)         (0.187)           (0.234)
                                     -------         -------         -------         -------         -------           -------
Net cash flows                        0.239           0.383           0.236           0.385           0.297             0.402
Policyholder assessments             (0.232)         (0.246)         (0.246)         (0.244)         (0.248)           (0.263)
Invest inc & change in market
value                                (0.134)          0.301           0.151          (0.049)         (0.082)            0.222
Acq of new business/transfers
between segments                      0.000           0.000           0.150           0.000           0.000             0.000
                                    -------         -------         -------         -------         -------           -------
Total Segment -Bal End-of-Quarter    10.939          11.377          11.667          11.759          11.726            12.086
                                    =======         =======         =======         =======         =======           =======

(1) Includes fixed investment option of VUL products.




                                                                                                                       PAGE 26
                                              Investment Management
                                                Income Statements
                                          Unaudited [Millions of Dollars]

For the Year Ended December 31                    1998              1999              2000              2001              2002
                                                ------            ------            ------            ------            ------
Operating Revenue
Investment advisory fees -
External                                        249.0             248.6             231.6             197.2             183.3
Investment advisory fees -
Insurance Assets                                 82.5              83.6              88.9              87.5              83.8
Other revenue and fees                           92.5             106.6             115.9              99.2              87.0
Net investment income                            67.0              56.9              57.7              53.6              50.5
                                              -------           -------           -------           -------           -------
Operating Revenue                               491.0             495.6             494.2             437.4             404.7
                                              -------           -------           -------           -------           -------

Operating Benefits and Expenses
Underwriting, acquisition,
insurance and other expenses*:
Operating and administrative
expenses                                        366.8             350.2             375.4             364.8             342.3
Taxes, licenses and fees                         15.9              16.4              17.1              22.2              17.7
                                              -------           -------           -------           -------           -------
Subtotal                                        382.7             366.6             392.5             387.0             360.0
Other intangibles amortization                   18.8              17.7              16.3              10.8               8.2
                                              -------           -------           -------           -------           -------
Total underwriting, acquisition,
insurance and other expenses                    401.5             384.3             408.7             397.8             368.3
Goodwill amortization                            16.3              16.2              16.2              16.2               0.0
Interest on notes payable                         0.4               0.0               0.0               0.0               0.0
                                              -------           -------           -------           -------           -------
Operating Benefits and Expenses                 418.2             400.5             425.0             414.1             368.3
                                              -------           -------           -------           -------           -------

Income from Operations Before Tax                72.8              95.1              69.2              23.4              36.4

Federal income taxes                             28.9              34.1              25.1               8.7               7.5

                                              -------           -------           -------           -------           -------
Income from Operations                           43.9              61.0              44.1              14.6              28.9
                                              -------           -------           -------           -------           -------

Realized gains (losses) on
investments                                       0.5              (0.1)             (2.5)             (2.4)             (3.5)
Gains (losses) on derivatives                     0.0               0.0               0.0               0.0               0.0
Restructuring charges                             0.0              (9.2)             (4.6)             (0.4)              0.3
                                              -------           -------           -------           -------           -------
Income before Accounting Changes                 44.4              51.6              37.0              11.9              25.6
Cumulative effect of accounting
changes                                           0.0               0.0               0.0              (0.1)              0.0
                                              -------           -------           -------           -------           -------
Net Income                                       44.4              51.6              37.0              11.8              25.6
                                              =======           =======           =======           =======           =======
Income from Operations- before
Goodwill Amortization                            60.3              77.2              60.3              30.9              28.9

Income from Operations
- before Goodwill & Intang. Amort                72.6              88.7              70.9              37.9              34.3
Net Income
- before Goodwill Amortization                   60.8              67.9              53.2              28.0              25.6
Net Income
-before Goodwill & Intang. Amort.                73.1              79.4              63.8              35.0              31.0

Operating Revenue                               491.0             495.6             494.2             437.4             404.7
Realized gains (losses) on
investments                                       0.9              (0.1)             (3.9)             (3.7)             (5.4)
Gains (losses) on derivatives                     0.0               0.0               0.0               0.0               0.0
                                              -------           -------           -------           -------           -------
Total Revenue                                   491.9             495.5             490.3             433.7             399.3
                                              =======           =======           =======           =======           =======
Average Capital (Securities at
Cost)                                           642.3             593.9             575.2             543.7             562.1
Return on Capital                                6.8%             10.3%              7.7%              2.7%              5.1%




                                                                                                   PAGE 27
                                                           Investment Management
                                                             Income Statements
                                                       Unaudited [Millions of Dollars]

For the Quarter Ended                   Mar          Jun          Sep         Dec          Mar          Jun
                                       2000         2000         2000         2000        2001         2001
                                   --------     --------     --------    --------     --------     --------

Operating Revenue
Investment advisory fees -
External                               60.0         57.9         56.9        56.7         50.5         51.1
Investment advisory fees -
Insurance Assets                       21.0         22.3         22.5        23.1         22.1         21.6
Other revenue and fees                 31.9         31.0         26.4        26.6         26.3         25.7
Net investment income                  13.0         12.6         18.3        13.8         14.1         13.0
                                   --------     --------     --------    --------     --------     --------
Operating Revenue                     126.0        123.8        124.1       120.2        113.0        111.4
                                   --------     --------     --------    --------     --------     --------

Operating Benefits and Expenses
Underwriting, acquisition,
insurance and other expenses*:
Operating and administrative
expenses                               92.7         90.5         96.3        95.9         94.3         94.1
Taxes, licenses and fees                5.5          4.8          3.6         3.2          6.4          5.3
                                   --------     --------     --------    --------     --------     --------
Subtotal                               98.2         95.3         99.9        99.1        100.8         99.4
Other intangibles amortization          4.4          4.0          4.0         4.0          4.0          2.3
                                   --------     --------     --------    --------     --------     --------
Total underwriting, acquisition,
insurance and other expenses          102.5         99.3        103.9       103.0        104.7        101.6
Goodwill amortization                   4.1          4.1          4.1         4.1          4.1          4.1
Interest on notes payable               0.0          0.0          0.0         0.0          0.0          0.0
                                   --------     --------     --------    --------     --------     --------
Operating Benefits & Expenses         106.6        103.3        107.9       107.1        108.8        105.7
                                   --------     --------     --------    --------     --------     --------

Income from Operations Before Tax      19.4         20.5         16.2        13.1          4.2          5.7

Federal income taxes                    7.0          7.4          6.3         4.4          1.8          2.0

                                   --------     --------     --------    --------     --------     --------
Income from Operations                 12.4         13.1          9.9         8.7          2.4          3.7
                                   --------     --------     --------    --------     --------     --------
Realized gains (losses) on
investments                            (0.1)        (2.0)        (0.2)       (0.2)        (0.5)        (0.7)
Gains (losses) on derivatives           0.0          0.0          0.0         0.0          0.0          0.0
Restructuring charges                   0.0         (2.7)         0.0        (1.9)         0.0          0.0
                                   --------     --------     --------    --------     --------     --------
Income before Accounting Changes       12.3          8.4          9.7         6.6          2.0          3.0
Cumulative effect of accounting
changes                                 0.0          0.0          0.0         0.0          0.0         (0.1)
                                   --------     --------     --------    --------     --------     --------
Net Income                             12.3          8.4          9.7         6.6          2.0          2.9
                                   --------     --------     --------    --------     --------     --------
Inc from Oper -before
Goodwill  Amortization                 16.5         17.1         14.0        12.7          6.5          7.7
Inc from Oper -before
Goodwill  & Intang. Amort              19.4         19.7         16.6        15.2          9.1          9.2
Net Income -before
Goodwill  Amortization                 16.4         12.4         13.7        10.6          6.0          6.9
Net Income -before
Goodwill  & Intang. Amort              19.2         15.0         16.3        13.1          8.6          8.4

Operating Revenue                     126.0        123.8        124.1       120.2        113.0        111.4
Realized gains (losses) on
investments                            (0.2)        (3.1)        (0.4)       (0.3)        (0.7)        (1.1)
Gains (losses) on derivatives           0.0          0.0          0.0         0.0          0.0          0.0
                                   --------     --------     --------    --------     --------     --------
Total Revenue                         125.8        120.7        123.8       120.0        112.3        110.3
                                   ========     ========     ========    ========     ========     ========

Average Capital (Securities at
Cost)                                 581.5        593.0        567.7       558.5        548.3        542.8
Return on Capital                      8.6%         8.8%         7.0%        6.2%         1.8%         2.7%


For the Quarter Ended                   Sep          Dec          Mar         Jun          Sep          Dec
                                       2001         2001         2002         2002        2002         2002
                                   --------     --------     --------    --------     --------     --------

Operating Revenue
Investment advisory fees -
External                               46.2         49.3         48.0        47.8         42.9         44.7
Investment advisory fees -
Insurance Assets                       21.8         22.0         21.2        20.7         20.8         21.1
Other revenue and fees                 23.9         23.4         23.0        22.0         19.9         22.1
Net investment income                  13.6         12.8         12.8        12.7         12.4         12.7
                                   --------     --------     --------    --------     --------     --------
Operating Revenue                     105.5        107.6        105.1       103.1         96.0        100.5
                                   --------     --------     --------    --------     --------     --------

Operating Benefits and Expenses
Underwriting, acquisition,
insurance and other expenses*:
Operating and administrative
expenses                               88.0         88.4         86.9        87.6         86.6         81.2
Taxes, licenses and fees                4.8          5.7          6.3         5.3          2.9          3.3
                                   --------     --------     --------    --------     --------     --------
Subtotal                               92.8         94.1         93.2        92.9         89.5         84.4
Other intangibles amortization          2.3          2.3          2.2         2.0          2.0          2.0
                                   --------     --------     --------    --------     --------     --------
Total underwriting, acquisition,
insurance and other expenses           95.1         96.4         95.4        95.0         91.5         86.4
Goodwill amortization                   4.1          4.1          0.0         0.0          0.0          0.0
Interest on notes payable               0.0          0.0          0.0         0.0          0.0          0.0
                                   --------     --------     --------    --------     --------     --------
Operating Benefits & Expenses          99.2        100.4         95.4        95.0         91.5         86.4
                                   --------     --------     --------    --------     --------     --------

Income from Operations Before Tax       6.3          7.1          9.7         8.1          4.6         14.1

Federal income taxes                    2.9          2.1          1.7         1.5          0.6          3.8

                                   --------     --------     --------    --------     --------     --------
Income from Operations                  3.5          5.1          8.0         6.6          4.0         10.3
                                   --------     --------     --------    --------     --------     --------
Realized gains (losses) on
investments                            (0.5)        (0.7)        (1.0)       (0.4)        (1.2)        (0.9)
Gains (losses) on derivatives           0.0          0.0          0.0         0.0          0.0          0.0
Restructuring charges                   0.0         (0.4)         0.0         0.0          0.3          0.0
                                   --------     --------     --------    --------     --------     --------
Income before Accounting Changes        2.9          4.0          7.0         6.2          3.1          9.3
Cumulative effect of accounting
changes                                 0.0          0.0          0.0         0.0          0.0          0.0
                                   --------     --------     --------    --------     --------     --------
Net Income                              2.9          4.0          7.0         6.2          3.1          9.3
                                   --------     --------     --------    --------     --------     --------
Inc from Oper -before
Goodwill  Amortization                  7.5          9.1          8.0         6.6          4.0         10.3
Inc from Oper -before
Goodwill  & Intang. Amort               9.0         10.6          9.4         7.9          5.3         11.6
Net Income -before
Goodwill  Amortization                  7.0          8.1          7.0         6.2          3.1          9.3
Net Income -before
Goodwill  & Intang. Amort               8.5          9.5          8.4         7.5          4.4         10.6

Operating Revenue                     105.5        107.6        105.1       103.1         96.0        100.5
Realized gains (losses) on
investments                            (0.8)        (1.1)        (1.5)       (0.7)        (1.8)        (1.5)
Gains (losses) on derivatives           0.0          0.0          0.0         0.0          0.0          0.0
                                   --------     --------     --------    --------     --------     --------
Total Revenue                         104.7        106.5        103.5       102.4         94.3         99.1
                                   ========     ========     ========    ========     ========     ========

Average Capital (Securities at
Cost)                                 543.1        540.6        546.1       568.6        567.1        566.7
Return on Capital                      2.5%         3.8%         5.8%        4.6%         2.8%         7.3%



                                                                                   PAGE 28
                                                       Investment Management
                                                     Assets Under Management Roll
                                                               Forward
                                                   Unaudited [Billions of Dollars]

                                          1998       1999       2000       2001       2002
                                       -------    -------    -------    -------    -------
Retail Fixed - Bal Beg-of-Year           8.125      8.219      7.423      6.608      7.120

Fund Sales                               1.166      0.991      0.769      0.876      1.218
Redemptions                             (1.234)    (1.424)    (1.401)    (1.051)    (1.182)
Net Money Market                        (0.141)    (0.111)    (0.207)    (0.046)    (0.050)
Transfers                                0.132      0.177     (0.168)     0.405      0.206
                                       -------    -------    -------    -------    -------
Net Cash Flows(1)                       (0.077)    (0.367)    (1.007)     0.184      0.192
Market                                   0.170     (0.429)     0.099      0.328      0.320
Acquisitions/addition of Assets
under Administration(1)                                        0.094
                                       -------    -------    -------    -------    -------
Balance  End-of-Year                     8.219      7.423      6.608      7.120      7.631
                                       -------    -------    -------    -------    -------
Retail Equity - Bal Beg-of-Year         17.754     22.081     23.384     21.523     17.987

Fund Sales                               3.581      3.270      4.116      2.817      4.477
Redemptions                             (2.459)    (4.972)    (4.431)    (2.838)    (3.690)
Net Money Market                        (0.001)    (0.001)     0.001
Transfers                                0.730     (0.144)    (0.178)    (0.538)    (0.173)
                                       -------    -------    -------    -------    -------
Net Cash Flows(1)                        1.851     (1.847)    (0.492)    (0.560)     0.614
Market                                   2.476      3.150     (1.711)    (2.976)    (3.685)
Acquisitions/addition of Assets
under Administration(1)                                        0.342
                                       -------    -------    -------    -------    -------
Balance at End-of-Year                  22.081     23.384     21.523     17.987     14.917
                                       -------    -------    -------    -------    -------
Total Retail - Bal Beg-of-Year          25.879     30.300     30.807     28.131     25.107

Retail Sales-Annuities                   2.240      1.561      1.782      1.701      2.751
Retail Sales-Mutual Funds                1.912      2.151      2.577      1.523      1.829
Retail Sales-Managed Acct. &
Other                                    0.595      0.549      0.525      0.469      1.115
                                       -------    -------    -------    -------    -------
Total Retail Sales                       4.747      4.261      4.885      3.693      5.695
Redemptions                             (3.693)    (6.396)    (5.832)    (3.889)    (4.873)
Net Money Market                        (0.142)    (0.112)    (0.206)    (0.046)    (0.050)
Transfers                                0.862      0.033     (0.346)    (0.133)     0.033
                                       -------    -------    -------    -------    -------
Net Cash Flows(1)                        1.774     (2.214)    (1.500)    (0.375)     0.806
Market                                   2.647      2.721     (1.612)    (2.649)    (3.364)
Acquisitions/addition of Assets
under Administration(1)                                        0.435
                                       -------    -------    -------    -------    -------
Balance at End-of-Year                  30.300     30.807     28.130     25.107     22.547
                                       -------    -------    -------    -------    -------

------------------------------------------------------------------------------------------
Institutional Fixed - Bal
Beg-of-Year                              5.708      6.955      6.936      6.111      5.490

Inflows                                  2.169      2.001      0.771      0.643      2.281
Withdrawals/Terminations                (1.242)    (1.700)    (1.973)    (1.229)    (1.146)
Transfers                               (0.074)    (0.001)    (0.005)     0.017      0.004
                                       -------    -------    -------    -------    -------
Net Cash Flows                           0.853      0.300     (1.207)    (0.569)     1.139
Market                                   0.394     (0.319)     0.382     (0.052)     0.607
Acquisitions
                                       -------    -------    -------    -------    -------
Balance at End-of-Year                   6.955      6.936      6.111      5.490      7.237
                                       -------    -------    -------    -------    -------
Institutional Equity - Bal
Beg-of-Year                             24.871     24.235     23.631     19.112     17.814

Inflows                                  3.840      5.249      2.730      3.183      2.913
Withdrawals/Terminations                (7.441)    (7.800)    (7.209)    (2.879)    (1.991)
Transfers                                0.047      0.012     (0.008)     0.035      0.045
                                       -------    -------    -------    -------    -------
Net Cash Flows                          (3.555)    (2.539)    (4.486)     0.338      0.967
Market                                   2.919      1.935     (0.033)    (1.636)    (2.070)
Acquisitions
                                       -------    -------    -------    -------    -------
Balance at End-of-Year                  24.235     23.631     19.112     17.814     16.711
                                       -------    -------    -------    -------    -------
Total Institutional - Bal
Beg-of-Year                             30.579     31.191     30.568     25.223     23.304

Inflows                                  6.009      7.250      3.501      3.826      5.194
Withdrawals/Terminations                (8.683)    (9.500)    (9.182)    (4.109)    (3.137)
Transfers                               (0.027)     0.011     (0.013)     0.052      0.050
                                       -------    -------    -------    -------    -------
Net Cash Flows                          (2.702)    (2.239)    (5.693)    (0.231)     2.106
Market                                   3.313      1.616      0.349     (1.688)    (1.463)
Acquisitions
                                       -------    -------    -------    -------    -------
Balance at End-of-Year                  31.191     30.568     25.223     23.304     23.948
                                       -------    -------    -------    -------    -------
Total Retail/Institutional - At
End-of-Year                             61.490     61.375     53.354     48.411     46.495
                                       -------    -------    -------    -------    -------

                                       -------    -------    -------    -------    -------
Insurance Assets - At End-of-Year       39.432     35.934     35.686     38.119     41.104
                                       -------    -------    -------    -------    -------
Total Assets Under Management
At End-of-Year                         100.922     97.309     89.040     86.530     87.599
                                       =======    =======    =======    =======    =======

(1) Retail assets under management have been restated to include assets under administration beginning in January of 2000. Net Cash Flows from
    Assets Under Administration are:                           0.018      0.081      0.263



                                                                                              PAGE 29
                                                             Investment Management
                                                          Assets Under Management Roll
                                                                    Forward
                                                         Unaudited [Billions of Dollars]


                                           Mar        Jun        Sep        Dec        Mar        Jun
                                          2000       2000       2000       2000       2001       2001
                                       -------    -------    -------    -------    -------    -------
Retail Fixed - Bal-Beg-of-Qtr            7.424      7.057      6.764      6.631      6.608      6.751

Fund Sales                               0.168      0.166      0.223      0.212      0.248      0.203
Redemptions                             (0.456)    (0.339)    (0.328)    (0.277)    (0.261)    (0.285)
Net Money Market                        (0.067)    (0.058)    (0.031)    (0.051)     0.010     (0.030)
Transfers                               (0.102)    (0.046)    (0.031)     0.010      0.047     (0.002)
                                       -------    -------    -------    -------    -------    -------
Net Cash Flows(1)                       (0.457)    (0.277)    (0.167)    (0.106)     0.043     (0.114)
Market                                  (0.003)    (0.017)     0.035      0.083      0.100      0.131
Acquisitions/addition of Assets
under Admin.(1)                          0.094      0.000      0.000      0.000      0.000      0.000
                                       -------    -------    -------    -------    -------    -------
Balance at End-of-Qtr                    7.057      6.764      6.631      6.608      6.751      6.769
                                       -------    -------    -------    -------    -------    -------

Retail Equity - Bal-Beg-of-Qtr          23.383     24.478     23.496     24.047     21.523     18.254

Fund Sales                               1.234      0.884      0.927      1.071      0.917      0.681
Redemptions                             (1.565)    (0.989)    (1.040)    (0.837)    (0.911)    (0.666)
Net Money Market                         0.000      0.000      0.001      0.000      0.000      0.000
Transfers                               (0.091)     0.018     (0.036)    (0.069)    (0.070)    (0.047)
                                       -------    -------    -------    -------    -------    -------
Net Cash Flows(1)                       (0.423)    (0.087)    (0.148)     0.165     (0.064)    (0.032)
Market                                   1.176     (0.895)     0.699     (2.689)    (3.205)     1.532
Acquisitions/addition of Assets
under Admin.(1)                          0.342      0.000      0.000      0.000      0.000      0.000
                                       -------    -------    -------    -------    -------    -------
Balance at End-of-Qtr                   24.478     23.496     24.047     21.523     18.254     19.755
                                       -------    -------    -------    -------    -------    -------

Total Retail - Bal-Beg-of-Qtr           30.807     31.535     30.260     30.679     28.132     25.005

Retail Sales-Annuities                   0.379      0.358      0.456      0.589      0.540      0.403
Retail Sales-Mutual Funds                0.875      0.586      0.554      0.563      0.483      0.355
Retail Sales-Managed Acct. &
Other                                    0.148      0.106      0.140      0.131      0.142      0.127
                                       -------    -------    -------    -------    -------    -------
Total Retail Sales                       1.402      1.050      1.150      1.283      1.165      0.885
Redemptions                             (2.021)    (1.329)    (1.368)    (1.114)    (1.173)    (0.951)
Net Money Market                        (0.067)    (0.058)    (0.030)    (0.051)     0.010     (0.030)
Transfers                               (0.193)    (0.027)    (0.067)    (0.059)    (0.023)    (0.049)
                                       -------    -------    -------    -------    -------    -------
Net Cash Flows(1)                       (0.880)    (0.364)    (0.315)     0.059     (0.021)    (0.146)
Market                                   1.173     (0.911)     0.734     (2.606)    (3.105)     1.663
Acquisitions/addition of Assets
under Admin.(1)                          0.435      0.000      0.000      0.000      0.000      0.000
                                       -------    -------    -------    -------    -------    -------
Balance at End-of-Qtr                   31.535     30.260     30.679     28.130     25.005     26.523
                                       -------    -------    -------    -------    -------    -------
-----------------------------------------------------------------------------------------------------
Institutional Fixed -
Bal-Beg-of-Qtr                           6.937      6.873      6.485      6.276      6.111      5.890

Inflows                                  0.180      0.148      0.308      0.135      0.310      0.233
Withdrawals/Terminations                (0.353)    (0.520)    (0.532)    (0.568)    (0.432)    (0.112)
Transfers                               (0.005)    (0.001)     0.000      0.001      0.003      0.010
                                       -------    -------    -------    -------    -------    -------
Net Cash Flows                          (0.178)    (0.373)    (0.224)    (0.433)    (0.119)     0.131
Market                                   0.114     (0.015)     0.015      0.268     (0.102)    (0.212)
                                       -------    -------    -------    -------    -------    -------
Balance at End-of-Qtr                    6.873      6.485      6.276      6.111      5.890      5.809
                                       -------    -------    -------    -------    -------    -------
Institutional Equity -
Bal-Beg-of-Qtr                          23.631     20.304     20.241     19.044     19.112     17.311

Inflows                                  0.904      0.669      0.407      0.750      0.881      0.823
Withdrawals/Terminations                (3.333)    (1.354)    (1.154)    (1.368)    (1.199)    (0.501)
Transfers                               (0.004)     0.002     (0.013)     0.007      0.018     (0.008)
                                       -------    -------    -------    -------    -------    -------
Net Cash Flows                          (2.433)    (0.683)    (0.760)    (0.611)    (0.299)     0.313
Market                                  (0.894)     0.620     (0.438)     0.679     (1.502)     0.780
                                       -------    -------    -------    -------    -------    -------
Balance at End-of-Qtr                   20.304     20.241     19.044     19.112     17.311     18.405
                                       -------    -------    -------    -------    -------    -------
Total Institutional -
Bal-Beg-of-Qtr                          30.568     27.177     26.726     25.320     25.223     23.201

Inflows                                  1.084      0.817      0.715      0.885      1.192      1.056
Withdrawals/Terminations                (3.686)    (1.874)    (1.686)    (1.936)    (1.631)    (0.613)
Transfers                               (0.009)     0.001     (0.012)     0.008      0.022      0.002
                                       -------    -------    -------    -------    -------    -------
Net Cash Flows                          (2.611)    (1.056)    (0.983)    (1.043)    (0.417)     0.445
Market                                  (0.780)     0.605     (0.423)     0.947     (1.605)     0.568
                                       -------    -------    -------    -------    -------    -------
Balance at End-of-Qtr                   27.177     26.726     25.320     25.223     23.201     24.214
                                       -------    -------    -------    -------    -------    -------

Total Retail/Inst - At End-of-Qtr       58.712     56.986     55.998     53.354     48.207     50.738

                                       -------    -------    -------    -------    -------    -------
Insurance Assets-End-of-Qtr             35.541     34.891     34.981     35.686     36.324     36.018
                                       -------    -------    -------    -------    -------    -------

Total Assets Under Management          -------    -------    -------    -------    -------    -------
At End-of-Qtr                           94.253     91.877     90.979     89.040     84.531     86.756
                                       =======    =======    =======    =======    =======    =======

(1) Retail assets under management have been restated to include assets under administration beginning in January of 2000. Net Cash Flows from
    Assets Under Administration are:     0.006      0.000      0.011      0.001      0.027      0.013


                                           Sep        Dec        Mar        Jun        Sep        Dec
                                          2001       2001       2002       2002       2002       2002
                                       -------    -------    -------    -------    -------    -------
Retail Fixed - Bal-Beg-of-Qtr            6.769      7.208      7.120      7.088      7.169      7.516

Fund Sales                               0.207      0.218      0.292      0.272      0.325      0.328
Redemptions                             (0.262)    (0.242)    (0.289)    (0.306)    (0.277)    (0.311)
Net Money Market                         0.005     (0.031)    (0.003)    (0.002)    (0.009)    (0.035)
Transfers                                0.388     (0.027)    (0.041)     0.021      0.134      0.092
                                       -------    -------    -------    -------    -------    -------
Net Cash Flows(1)                        0.338     (0.083)    (0.041)    (0.015)     0.174      0.074
Market                                   0.101     (0.004)     0.009      0.096      0.174      0.041
Acquisitions/addition of Assets
under Admin.(1)                          0.000      0.000      0.000      0.000      0.000      0.000
                                       -------    -------    -------    -------    -------    -------
Balance at End-of-Qtr                    7.208      7.120      7.088      7.169      7.516      7.631
                                       -------    -------    -------    -------    -------    -------

Retail Equity - Bal-Beg-of-Qtr          19.755     15.872     17.987     18.252     16.610     13.703

Fund Sales                               0.638      0.580      0.908      1.084      1.140      1.345
Redemptions                             (0.653)    (0.607)    (0.791)    (0.881)    (1.137)    (0.881)
Net Money Market                         0.000      0.000      0.000      0.000      0.000      0.000
Transfers                               (0.441)     0.019      0.014     (0.022)    (0.128)    (0.036)
                                       -------    -------    -------    -------    -------    -------
Net Cash Flows(1)                       (0.456)    (0.008)     0.130      0.182     (0.126)     0.428
Market                                  (3.427)     2.124      0.134     (1.824)    (2.782)     0.787
Acquisitions/addition of Assets
under Admin.(1)                          0.000      0.000      0.000      0.000      0.000      0.000
                                       -------    -------    -------    -------    -------    -------
Balance at End-of-Qtr                   15.872     17.987     18.252     16.610     13.703     14.917
                                       -------    -------    -------    -------    -------    -------

Total Retail - Bal-Beg-of-Qtr           26.523     23.079     25.108     25.340     23.779     21.219

Retail Sales-Annuities                   0.434      0.323      0.589      0.601      0.756      0.806
Retail Sales-Mutual Funds                0.336      0.348      0.452      0.562      0.416      0.399
Retail Sales-Managed Acct. &
Other                                    0.074      0.127      0.159      0.194      0.293      0.469
                                       -------    -------    -------    -------    -------    -------
Total Retail Sales                       0.845      0.798      1.200      1.356      1.465      1.673
Redemptions                             (0.915)    (0.850)    (1.081)    (1.186)    (1.414)    (1.192)
Net Money Market                         0.005     (0.031)    (0.003)    (0.002)    (0.009)    (0.035)
Transfers                               (0.053)    (0.009)    (0.027)    (0.001)     0.006      0.056
                                       -------    -------    -------    -------    -------    -------
Net Cash Flows(1)                       (0.118)    (0.091)     0.089      0.167      0.048      0.502
Market                                  (3.326)     2.120      0.143     (1.728)    (2.608)     0.827
Acquisitions/addition of Assets
under Admin.(1)                          0.000      0.000      0.000      0.000      0.000      0.000
                                       -------    -------    -------    -------    -------    -------
Balance at End-of-Qtr                   23.079     25.107     25.340     23.779     21.219     22.547
                                       -------    -------    -------    -------    -------    -------
-----------------------------------------------------------------------------------------------------
Institutional Fixed -
Bal-Beg-of-Qtr                           5.809      5.639      5.490      6.019      6.844      7.208

Inflows                                  0.020      0.080      0.804      0.663      0.530      0.283
Withdrawals/Terminations                (0.493)    (0.192)    (0.239)    (0.161)    (0.308)    (0.438)
Transfers                                0.001      0.002     (0.001)     0.000      0.007     (0.002)
                                       -------    -------    -------    -------    -------    -------
Net Cash Flows                          (0.472)    (0.109)     0.565      0.503      0.229     (0.157)
Market                                   0.302     (0.040)    (0.036)     0.323      0.134      0.186
                                       -------    -------    -------    -------    -------    -------
Balance at End-of-Qtr                    5.639      5.490      6.019      6.844      7.208      7.237
                                       -------    -------    -------    -------    -------    -------
Institutional Equity -
Bal-Beg-of-Qtr                          18.405     16.240     17.814     18.642     18.118     14.935

Inflows                                  0.863      0.615      0.672      0.569      0.631      1.040
Withdrawals/Terminations                (0.555)    (0.624)    (0.512)    (0.635)    (0.523)    (0.322)
Transfers                                0.009      0.016      0.006      0.018      0.011      0.010
                                       -------    -------    -------    -------    -------    -------
Net Cash Flows                           0.317      0.007      0.167     (0.047)     0.119      0.728
Market                                  (2.482)     1.567      0.661     (0.476)    (3.302)     1.048
                                       -------    -------    -------    -------    -------    -------
Balance at End-of-Qtr                   16.240     17.814     18.642     18.118     14.935     16.711
                                       -------    -------    -------    -------    -------    -------
Total Institutional -
Bal-Beg-of-Qtr                          24.214     21.879     23.304     24.660     24.962     22.142

Inflows                                  0.883      0.696      1.476      1.232      1.162      1.323
Withdrawals/Terminations                (1.048)    (0.816)    (0.751)    (0.796)    (0.831)    (0.760)
Transfers                                0.010      0.018      0.006      0.019      0.017      0.008
                                       -------    -------    -------    -------    -------    -------
Net Cash Flows                          (0.155)    (0.103)     0.731      0.455      0.348      0.572
Market                                  (2.180)     1.527      0.625     (0.153)    (3.168)     1.234
                                       -------    -------    -------    -------    -------    -------
Balance at End-of-Qtr                   21.879     23.304     24.660     24.962     22.142     23.948
                                       -------    -------    -------    -------    -------    -------

Total Retail/Inst - At End-of-Qtr       44.959     48.411     50.001     48.741     43.361     46.495

                                       -------    -------    -------    -------    -------    -------
Insurance Assets-End-of-Qtr             37.337     38.119     37.171     38.476     40.416     41.104
                                       -------    -------    -------    -------    -------    -------

Total Assets Under Management          -------    -------    -------    -------    -------    -------
At End-of-Qtr                           82.296     86.530     87.171     87.217     83.777     87.599
                                       =======    =======    =======    =======    =======    =======

(1) Retail assets under management have been restated to include assets under administration beginning in January of 2000. Net Cash Flows from
    Assets Under Administration are:     0.007      0.034      0.090      0.061      0.045      0.067



                                                                                   PAGE 30
                                                          Lincoln UK
                                                       Income Statements
                                                 Unaudited [Millions of Dollars]


For the Year Ended December 31            1998       1999       2000       2001       2002
                                       -------    -------    -------    -------    -------
Operating Revenue
Premiums                                 156.6      145.1      148.4       46.1       50.6
Mortality assessments                     29.3       27.1       31.4       33.9       32.4
Expense assessments                      153.6      182.3      178.1      134.8      105.3
Other revenue and fees                    11.2       13.8        2.6       (1.4)      24.9
Net investment income                     87.9       75.3       70.3       64.8       62.1
                                       -------    -------    -------    -------    -------
Operating Revenue                        438.6      443.6      430.6      278.2      275.4
                                       -------    -------    -------    -------    -------
Operating Benefits and Expenses
Benefits paid or provided:
Benefits                                 151.0      306.2      178.5       83.4       84.2
Underwriting, acquisition,
insurance and other expenses*:
Commissions                               52.6       54.5       37.7       10.8        6.1
Operating and administrative
expenses                                 125.8      153.0      140.5       80.0       74.5
                                       -------    -------    -------    -------    -------
Subtotal                                 178.5      207.4      178.2       90.8       80.6
Deferral of acquisition costs                                              (4.2)      (3.4)
DAC amortization                                                           35.8       50.0
                                       -------    -------    -------    -------    -------
DAC deferral net of amortization         (16.0)     (12.4)      (7.2)      31.7       46.5
PVIF amortization                         13.2       28.4        4.7       22.5       30.8
Other intangibles amortization             0.0        0.0        0.0        0.0        0.0
                                       -------    -------    -------    -------    -------
Total underwriting, acquisition,
insurance and other expenses             175.6      223.5      175.7      145.0      157.9
Goodwill amortization                      6.3        7.0        4.0        0.6        0.0
                                       -------    -------    -------    -------    -------
Operating Benefits and Expenses          332.9      536.7      358.2      229.0      242.1
                                       -------    -------    -------    -------    -------
Income from Operations Before Tax        105.8      (93.1)      72.4       49.2       33.3

Federal income taxes                      34.8      (79.2)      11.3      (11.1)      (3.7)

                                       -------    -------    -------    -------    -------
Income from Operations                    70.9      (13.9)      61.0       60.2       37.0
                                       -------    -------    -------    -------    -------
Realized gains (losses) on
investments                                0.8        2.1        2.3        8.7        1.3
Restructuring charges                      0.0       (6.5)     (76.5)       0.0        1.7
                                       -------    -------    -------    -------    -------
Income before Accounting Changes          71.7      (18.2)     (13.2)      68.9       40.0

Cumulative effect of accounting
changes                                    0.0        0.0        0.0        0.0        0.0
                                       -------    -------    -------    -------    -------
Net Income                                71.7      (18.2)     (13.2)      68.9       40.0
                                       =======    =======    =======    =======    =======
Inc from Oper -before Goodwill
Amort.                                    77.2       (6.9)      65.1       60.9       37.0
Net Income -before Goodwill
Amort.                                    78.0      (11.3)      (9.2)      69.6       40.0

Effective tax rate                       32.9%      85.1%      15.7%     (22.5%)    (11.2%)

Operating revenue                        438.6      443.6      430.6      278.2      275.4
Realized gains (losses) on
investments                                1.1        3.0        3.2       12.4        1.9
Gains(losses) on derivatives
                                       -------    -------    -------    -------    -------
Total Revenue                            439.7      446.6      433.8      290.7      277.2
                                       =======    =======    =======    =======    =======
Average capital                          517.7      551.2      488.2      559.7      503.1
Return on average capital                13.7%      (2.5%)     12.5%      10.8%       7.4%



Roll Forward of Deferred
Acquisition Costs

Balance at beginning-of-year                                              635.0      587.3
Deferral                                                                    4.2        3.4
Amortization                                                              (35.8)     (50.0)
                                                                        -------    -------
Operating                                                                 (31.6)     (46.6)
Foreign currency translation
adjustment                                                                (16.0)      56.9
Other                                                                       0.0        0.0
                                                                        -------    -------
Balance at end-of-year                                                    587.3      597.6
                                                                        =======    =======
Roll Forward of Present Value of
In-Force

Balance at beginning-of-year                                              273.6      244.0
Amortization                                                              (22.5)     (30.7)
Foreign currency translation
adjustment                                                                 (7.0)      24.1
Other
                                                                        -------    -------
Balance at end-of-year                                                    244.0      237.4
                                                                        =======    =======

* Does not include restructuring charges which is consistent with the definition of "Income from Operations" (see page 5).




                                                                                                         PAGE 31
                                                                 Lincoln UK
                                                              Income Statements
                                                       Unaudited [Millions of Dollars]
For the Quarter Ended                      Mar        Jun        Sep        Dec        Mar        Jun        Sep
                                          2000       2000       2000       2000       2001       2001       2001
                                       -------    -------    -------    -------    -------    -------    -------
Operating Revenue
Premiums                                  39.0       36.3       32.5       40.5       12.8        9.6       11.8
Mortality assessments                      6.3        8.0        9.6        7.5        9.4        8.9        8.5
Expense assessments                       46.5       44.3       52.6       34.6       43.7       31.4       35.5
Other revenue and fees                     6.3       (3.4)      (0.1)      (0.3)       4.5       (5.4)       8.8
Net investment income                     18.9       18.5       16.1       16.7       17.9       16.9       14.8
                                       -------    -------    -------    -------    -------    -------    -------
Operating Revenue                        117.1      103.7      110.8       99.0       88.3       61.4       79.5
                                       -------    -------    -------    -------    -------    -------    -------
Operating Benefits and Expenses
Benefits paid or provided:
Benefits                                  35.0       37.4       51.9       54.2       24.0       17.9       20.7
Underwriting, acquisition,
insurance and other expenses*:
Commissions                               13.8       11.1        9.3        3.5        3.0        3.3        2.6
Operating and administrative
expenses                                  44.9       36.9       39.4       19.3       18.7       17.6       19.7
                                       -------    -------    -------    -------    -------    -------    -------
Subtotal                                  58.8       48.0       48.7       22.7       21.7       20.9       22.3
Deferral of acquisition costs                                                         (0.9)      (1.1)      (1.3)
DAC amortization                                                                      18.4        2.6       18.7
                                       -------    -------    -------    -------    -------    -------    -------
DAC deferral net of amortization           0.3      (12.3)      (6.7)      11.6       17.6        1.5       17.4
PVIF amortization                          1.3        3.1        1.2       (0.9)       5.8        1.8        9.4
Other intangibles amortization             0.0        0.0        0.0        0.0        0.0        0.0        0.0
                                       -------    -------    -------    -------    -------    -------    -------
Total underwriting, acquisition,
insurance and other expenses              60.4       38.8       43.1       33.4       45.0       24.2       49.0
Goodwill amortization                      1.3        1.3        1.2        0.2        0.2        0.2        0.2
                                       -------    -------    -------    -------    -------    -------    -------
Operating Benefits and Expenses           96.7       77.5       96.3       87.7       69.2       42.3       69.9
                                       -------    -------    -------    -------    -------    -------    -------

Income from Operations Before Tax         20.4       26.2       14.5       11.3       19.1       19.1        9.6

Federal income taxes                       4.7        6.9        3.9       (4.2)       4.7        2.9       (0.5)

                                       -------    -------    -------    -------    -------    -------    -------
Income from Operations                    15.7       19.3       10.6       15.5       14.4       16.2       10.1
                                       -------    -------    -------    -------    -------    -------    -------
Realized gains (losses) on
investments                               (0.2)      (0.1)      (0.0)       2.6        0.4        1.4        3.9
Restructuring charges                      0.0        0.0      (40.5)     (36.1)       0.0        0.0        0.0
                                       -------    -------    -------    -------    -------    -------    -------
Income before Accounting Changes          15.5       19.1      (29.9)     (17.9)      14.8       17.6       14.0
Cumulative effect of accounting
changes                                    0.0        0.0        0.0        0.0        0.0        0.0        0.0
                                       -------    -------    -------    -------    -------    -------    -------
Net Income                                15.5       19.1      (29.9)     (17.9)      14.8       17.6       14.0
                                       =======    =======    =======    =======    =======    =======    =======

Inc from Oper -before Goodwill
Amort.                                    17.1       20.5       11.8       15.7       14.5       16.4       10.3
Net Income -before Goodwill
Amort.                                    16.8       20.4      (28.7)     (17.8)      14.9       17.8       14.2

Effective tax rate                       22.9%      26.4%      27.2%     (37.1%)     24.6%      15.3%      (5.7%)

Operating revenue                        117.1      103.7      110.8       99.0       88.3       61.4       79.5
Realized gains (losses) on
investments                               (0.4)      (0.2)      (0.0)       3.8        0.6        2.0        5.5
                                       -------    -------    -------    -------    -------    -------    -------
Total Revenue                            116.8      103.5      110.7      102.8       88.8       63.4       85.0
                                       =======    =======    =======    =======    =======    =======    =======
Average capital                          516.4      500.8      486.5      448.9      548.7      553.2      575.4
Return on average capital                12.2%      15.4%       8.7%      13.8%      10.5%      11.7%       7.0%

----------------------------------------------------------------------------------------------------------------

Roll Forward of Deferred
Acquisition Costs

Balance at beginning-of-year                                                         635.0      585.1      583.4
Deferral                                                                               0.9        1.1        1.3
Amortization                                                                         (18.4)      (2.6)     (18.7)
                                                                                   -------    -------    -------
Operating                                                                            (17.5)      (1.5)     (17.5)
Foreign currency translation
adjustment                                                                           (32.4)      (0.2)      23.8
Other
                                                                                   -------    -------    -------
Balance at end-of-year                                                               585.1      583.4      589.7
                                                                                   =======    =======    =======
Roll Forward of Present Value of
In-Force

Balance at beginning-of-year                                                         273.6      253.8      251.9
Amortization                                                                          (5.8)      (1.8)      (9.4)
Foreign currency translation
adjustment                                                                           (14.0)      (0.1)      10.3
Other
                                                                                   -------    -------    -------
Balance at end-of-year                                                               253.8      251.9      252.8
                                                                                   =======    =======    =======


For the Quarter Ended                      Dec        Mar        Jun        Sep        Dec
                                          2001       2002       2002       2002       2002
                                       -------    -------    -------    -------    -------
Operating Revenue
Premiums                                  11.9       12.1       12.1       12.4       14.2
Mortality assessments                      7.1        6.5        8.3        8.7        8.9
Expense assessments                       24.1       25.3       27.8       29.4       22.8
Other revenue and fees                    (9.2)      (0.2)      12.5       24.5      (11.9)
Net investment income                     15.2       14.7       15.2       15.6       16.6
                                       -------    -------    -------    -------    -------
Operating Revenue                         49.1       58.3       75.9       90.6       50.6
                                       -------    -------    -------    -------    -------
Operating Benefits and Expenses
Benefits paid or provided:
Benefits                                 20.8       18.3       19.0       23.8       23.1
Underwriting, acquisition,
insurance and other expenses*:
Commissions                               1.9        1.3        1.9        1.6        1.3
Operating and administrative
expenses                                 24.1       16.6       18.3       19.6       20.0
                                      -------    -------    -------    -------    -------
Subtotal                                 25.9       17.9       20.2       21.1       21.3
Deferral of acquisition costs            (0.9)      (0.9)      (1.0)      (0.9)      (0.6)
DAC amortization                         (3.9)       6.7       21.0       33.8      (11.5)
                                      -------    -------    -------    -------    -------
DAC deferral net of amortization         (4.8)       5.8       19.9       33.0      (12.1)
PVIF amortization                         5.6        0.7       11.7       12.8        5.5
Other intangibles amortization            0.0        0.0        0.0        0.0        0.0
                                      -------    -------    -------    -------    -------
Total underwriting, acquisition,
insurance and other expenses             26.8       24.4       51.8       66.9       14.7
Goodwill amortization                     0.2        0.0        0.0        0.0        0.0
                                      -------    -------    -------    -------    -------
Operating Benefits and Expenses          47.8       42.7       70.9       90.7       37.8
                                      -------    -------    -------    -------    -------

Income from Operations Before Tax         1.4       15.6        5.1       (0.2)      12.8

Federal income taxes                    (18.1)       1.1       (1.6)      (0.2)      (3.1)

                                      -------    -------    -------    -------    -------
Income from Operations                   19.5       14.4        6.7       (0.0)      15.9
                                      -------    -------    -------    -------    -------
Realized gains (losses) on
investments                               3.0       (3.6)       3.2        0.9        0.8
Restructuring charges                     0.0        0.0        0.0        0.0        1.7
                                      -------    -------    -------    -------    -------
Income before Accounting Changes         22.5       10.8        9.8        0.8       18.5
Cumulative effect of accounting
changes                                   0.0        0.0        0.0        0.0        0.0
                                      -------    -------    -------    -------    -------
Net Income                               22.5       10.8        9.8        0.8       18.5
                                      =======    =======    =======    =======    =======

Inc from Oper -before Goodwill
Amort.                                   19.7       14.4        6.7       (0.0)      15.9
Net Income -before Goodwill
Amort.                                   22.7       10.8        9.8        0.8       18.5

Effective tax rate                   (1337.4%)       7.3%    (31.3%)      88.2%    (24.3%)

Operating revenue                        49.1       58.3       75.9       90.6       50.6
Realized gains (losses) on
investments                               4.3       (5.1)       4.5        1.2        1.2
                                      -------    -------    -------    -------    -------
Total Revenue                            53.4       53.2       80.5       91.8       51.8
                                      =======    =======    =======    =======    =======

Average capital                         561.3      510.0      485.3      500.3      516.9
Return on average capital               13.9%      11.3%       5.5%      (0.0%)     12.3%

-----------------------------------------------------------------------------------------

Roll Forward of Deferred
Acquisition Costs

Balance at beginning-of-year            589.7      587.3      569.4      591.0      571.8
Deferral                                  0.9        0.9        1.0        0.9        0.6
Amortization                              3.9       (6.7)     (21.0)     (33.8)      11.5
                                      -------    -------    -------    -------    -------

Operating                                 4.9       (5.7)     (20.1)     (33.0)      12.1
Foreign currency translation
adjustment                               (7.2)     (12.2)      41.7       13.8       13.7
Other
                                      -------    -------    -------    -------    -------
Balance at end-of-year                  587.3      569.4      591.0      571.8      597.6
                                      =======    =======    =======    =======    =======

Roll Forward of Present Value of
In-Force

Balance at beginning-of-year            252.8      244.0      238.3      243.9      236.8
Amortization                             (5.6)      (0.7)     (11.7)     (12.8)      (5.5)
Foreign currency translation
adjustment                               (3.2)      (5.1)      17.4        5.7        6.1
Other
                                      -------    -------    -------    -------    -------
Balance at end-of-year                  244.0      238.3      243.9      236.8      237.4
                                      =======    =======    =======    =======    =======

* Does not include restructuring charges which is consistent with the definition of
  "Income from Operations" (see page 5).




                                                                                                              PAGE 32
                                                                   Lincoln UK
                                                                 Operational Data
                                                          Unaudited [Millions of Dollars]

For the Year Ended December 31           1998              1999              2000              2001              2002
                                       ------            ------            ------            ------            ------
Unit Linked Assets - Beg-of-Year
(Billions)                              5.643             6.265             7.220             6.441             5.607

Deposits                                0.473             0.537             0.554             0.481             0.453
Withdrawals (incl. chgs) & Deaths      (0.547)           (0.566)           (0.644)           (0.529)           (0.519)
                                       ------            ------            ------            ------            ------
Net Cash Flows                         (0.074)           (0.029)           (0.090)           (0.048)           (0.066)
Inv Inc & Chg in Mkt Val                0.662             1.154            (0.154)           (0.617)           (1.004)
Acq of new business/companies
Foreign currency adjustment             0.035            (0.170)           (0.536)           (0.169)            0.542
                                       ------            ------            ------            ------            ------
Unit Linked Assets - End-of-Year        6.265             7.220             6.441             5.607             5.079
                                      =======           =======           =======           =======           =======
Individual Life In-force
(Billions)                             25.002            25.698            24.290            20.878            18.900

Exchange Rate - Dollars to Pounds
For-the-Period                          1.658             1.617             1.518             1.441             1.503
End-of-Period                           1.660             1.615             1.493             1.456             1.610


For the Quarter Ended                   Mar             Jun             Sep             Dec             Mar       Jun
                                       2000            2000            2000            2000            2001      2001
                                     ------          ------          ------          ------          ------     -----
Unit Linked Assets
Balance-Beg-of-Quarter (Billions)     7.220           7.031           6.726           6.499           6.441     5.677

Deposits                              0.159           0.134           0.145           0.116           0.132     0.111
Withdrawals (incl. chgs) & Deaths    (0.170)         (0.162)         (0.159)         (0.153)         (0.147)   (0.131)
                                     ------          ------          ------          ------          ------     -----
Net Cash Flows                       (0.011)         (0.028)         (0.014)         (0.037)         (0.015)   (0.020)
Inv Inc & Chg in Mkt Val             (0.077)          0.047          (0.025)         (0.100)         (0.421)    0.115
Acq of new business/companies
Foreign currency adjustment          (0.101)         (0.324)         (0.189)          0.078          (0.328)   (0.004)
                                     ------          ------          ------          ------          ------     -----
Unit Linked Assets -
End-of-Quarter                        7.031           6.726           6.499           6.441           5.677     5.768
                                    =======         =======         =======         =======         =======   =======
Individual Life In-force
(Billions)                           26.514          25.225          24.535          24.290          21.894    21.519

Exchange Rate - Dollars to Pounds
For-the-Quarter                       1.599           1.536           1.482           1.454           1.455     1.421
End-of-Quarter                        1.591           1.517           1.475           1.493           1.416     1.415


For the Quarter Ended                   Sep             Dec             Mar             Jun             Sep       Dec
                                       2001            2001            2002            2002            2002      2002
                                     ------          ------          ------          ------          ------     -----
Unit Linked Assets
Balance-Beg-of-Quarter (Billions)     5.768           5.218           5.607           5.618           5.520     4.825

Deposits                              0.128           0.111           0.114           0.115           0.119     0.104
Withdrawals (incl. chgs) & Deaths    (0.136)         (0.115)         (0.127)         (0.137)         (0.126)   (0.129)
                                     ------          ------          ------          ------          ------     -----
Net Cash Flows                       (0.009)         (0.004)         (0.013)         (0.022)         (0.006)   (0.025)
Inv Inc & Chg in Mkt Val             (0.768)          0.457           0.141          (0.479)         (0.812)    0.146
Acq of new business/companies
Foreign currency adjustment           0.226          (0.063)         (0.117)          0.403           0.123     0.133
                                     ------          ------          ------          ------          ------     -----
Unit Linked Assets -
End-of-Quarter                        5.218           5.607           5.618           5.520           4.825     5.079
                                    =======         =======         =======         =======         =======   =======
Individual Life In-force
(Billions)                           21.299          20.878          20.010          20.401          19.815    18.900

Exchange Rate - Dollars to Pounds
For-the-Quarter                       1.442           1.448           1.423           1.464           1.555     1.570
End-of-Quarter                        1.474           1.456           1.426           1.532           1.569     1.610




                                                                                                                         PAGE 33
                                                             Other Operations
                                                      Unaudited [Millions of Dollars]


For the Year Ended December 31                              1998            1999            2000            2001           2002
                                                         -------         -------         -------         -------         -------
Revenue

Lincoln Financial Advisors                                 286.4           317.0           377.5           360.7           318.0
Lincoln Financial Distributors                              33.5           107.5           119.9           113.4           127.3
                                                         -------         -------         -------         -------         -------
Total Distribution                                         319.9           424.4           497.4           474.0           445.4
Reinsurance                                               1581.2          1824.1          1770.6          1699.4             0.0
Amortization of deferred gain on
indemnity reinsurance*                                       0.0             0.0             0.0            20.4            75.2
Other [Including
Consolidating Adjustments]                                (192.7)         (277.5)         (292.6)         (360.4)         (151.8)
                                                         -------         -------         -------         -------         -------
Operating Revenue                                         1708.3          1971.0          1975.4          1833.4           368.8
                                                         -------         -------         -------         -------         -------

Realized gains (losses) on
investments                                                  0.5            14.4            (5.0)            8.2            24.8
Gains (losses) on derivatives                                0.0             0.0             0.0            (9.7)            0.9
Gain on sale of reinsurance
subsidiaries                                                 0.0             0.0             0.0            12.8            (8.3)
                                                         -------         -------         -------         -------         -------
Total Revenue                                             1708.9          1985.4          1970.4          1844.7           386.3
                                                         =======         =======         =======         =======         =======


Income (Loss)

Lincoln Financial Advisors                                 (23.7)          (20.8)          (11.7)          (15.9)          (27.6)
Lincoln Financial Distributors                              (8.2)          (14.0)          (18.5)          (30.7)          (33.9)
                                                         -------         -------         -------         -------         -------
Total Distribution                                         (31.9)          (34.8)          (30.2)          (46.6)          (61.5)
Reinsurance                                                104.9            40.1           122.5           128.8             0.0
Amortization of deferred gain on
indemnity reinsurance*                                       0.0             0.0             0.0            12.9            48.9
LNC Financing                                              (51.5)          (83.5)          (84.9)          (77.9)          (43.0)
Other Corporate                                            (17.5)           (5.0)          (15.4)           (2.4)            4.7
                                                         -------         -------         -------         -------         -------
Inc (Loss) from Operations                                   4.0           (83.1)           (8.0)           14.8           (50.8)
                                                         -------         -------         -------         -------         -------

Realized gains (losses) on
investments                                                  2.7            10.2            (3.2)            5.9            16.7
Gains (losses) on derivatives                                0.0             0.0             0.0            (6.3)            0.6
Gain on sale of reinsurance
subsidiaries                                                 0.0             0.0             0.0            15.0            (9.4)
Reserve increase on business sold
through reinsurance                                          0.0             0.0             0.0             0.0          (199.1)
Restructuring charges                                      (14.3)           (3.2)            1.0           (19.5)            1.1
                                                         -------         -------         -------         -------         -------
Income before Accounting Changes                            (7.6)          (76.1)          (10.2)            9.9          (240.9)
Cumulative effect of accounting
changes                                                      0.0             0.0             0.0            (2.7)            0.0
                                                         -------         -------         -------         -------         -------
Total Net Income (Loss)                                     (7.6)          (76.1)          (10.2)            7.2          (240.9)
                                                         =======         =======         =======         =======         =======


                                             Mar             Jun             Sep             Dec             Mar             Jun
For the Quarter Ended                       2000            2000            2000            2000            2001            2001
                                         -------         -------         -------         -------         -------         -------
Revenue
Lincoln Financial Advisors                  86.4            90.0            91.3           109.8            81.2            83.8
Lincoln Financial Distributors              29.3            28.1            27.5            35.0            25.7            20.7
                                         -------         -------         -------         -------         -------         -------
Total Distribution                         115.8           118.1           118.8           144.8           106.9           104.5
Reinsurance                                392.7           458.9           457.9           461.0           515.1           451.4
Amortization of deferred gain on
indemnity reinsurance*                       0.0             0.0             0.0             0.0             0.0             0.0
Other [Including
Consolidating Adjustments]                 (67.6)          (86.7)          (79.2)          (59.2)          (80.5)         (105.2)
                                         -------         -------         -------         -------         -------         -------
Operating Revenue                          440.9           490.3           497.5           546.6           541.5           450.7
                                         -------         -------         -------         -------         -------         -------

Realized gains (losses) on
investments                                 (0.8)           (1.3)           (3.4)            0.4           (10.0)            1.4
Gains (losses) on derivatives                0.0             0.0             0.0             0.0             0.1            (0.1)
Gain on sale of reinsurance
subsidiaries                                 0.0             0.0             0.0             0.0             0.0             0.0
                                         -------         -------         -------         -------         -------         -------
Total Revenue                              440.2           489.0           494.1           547.0           531.6           452.0
                                         =======         =======         =======         =======         =======         =======

Income (Loss)

Lincoln Financial Advisors                  (7.4)           (2.9)           (3.1)            1.6            (6.8)          (12.3)
Lincoln Financial Distributors              (3.3)           (5.2)           (5.0)           (5.1)           (6.9)          (11.5)
                                         -------         -------         -------         -------         -------         -------
Total Distribution                         (10.7)           (8.1)           (8.0)           (3.4)          (13.8)          (23.8)
Reinsurance                                 31.9            25.8            28.2            36.6            46.8            34.1
Amortization of deferred gain on
indemnity reinsurance*                       0.0             0.0             0.0             0.0             0.0             0.0
LNC Financing                              (21.9)          (22.2)          (20.9)          (19.8)          (21.7)          (22.0)
Other Corporate                             (5.7)           (1.5)            1.6            (9.8)           (0.5)            2.0
                                         -------         -------         -------         -------         -------         -------
Inc (Loss) from Oper                        (6.5)           (5.9)            0.9             3.5            10.9            (9.7)
                                         -------         -------         -------         -------         -------         -------

Realized gains (losses) on
investments                                 (0.4)           (0.8)           (3.2)            1.2            (6.5)            1.0
Gains (losses) on derivatives                0.0             0.0             0.0             0.0             0.1            (0.1)
Gain on sale of reinsurance
subsidiaries                                 0.0             0.0             0.0             0.0             0.0             0.0
Reserve increase on business
sold through reinsurance                     0.0             0.0             0.0             0.0             0.0             0.0
Restructuring charges                        0.0             0.0             0.0             1.0             0.0            (1.2)
                                         -------         -------         -------         -------         -------         -------
Income before Accounting Changes            (6.8)           (6.8)           (2.3)            5.7             4.4           (10.0)
Cumulative effect of accounting
changes                                      0.0             0.0             0.0             0.0            (0.4)           (2.2)
                                         -------         -------         -------         -------         -------         -------
Total Net Income (Loss)                     (6.8)           (6.8)           (2.3)            5.7             4.0           (12.2)
                                         =======         =======         =======         =======         =======         =======


                                             Sep             Dec             Mar             Jun             Sep             Dec
For the Quarter Ended                       2001            2001            2002            2002            2002            2002
                                         -------         -------         -------         -------         -------         -------
Revenue
Lincoln Financial Advisors                  78.9           116.7            75.9            78.1            74.4            89.6
Lincoln Financial Distributors              32.0            35.0            29.4            29.3            31.8            36.9
                                         -------         -------         -------         -------         -------         -------
Total Distribution                         111.0           151.7           105.3           107.4           106.2           126.5
Reinsurance                                467.4           265.6             0.0             0.0             0.0             0.0
Amortization of deferred gain on
indemnity reinsurance*                       0.0            20.4            24.1            22.1            22.1             6.9
Other [Including
Consolidating Adjustments]                 (76.0)          (98.7)          (32.2)          (33.4)          (65.6)          (20.5)
                                         -------         -------         -------         -------         -------         -------
Operating Revenue                          502.3           339.0            97.1            96.1            62.7           112.9
                                         -------         -------         -------         -------         -------         -------

Realized gains (losses) on
investments                                (12.8)           29.5            (4.9)           (3.8)           31.8             1.7
Gains (losses) on derivatives               (0.0)           (9.7)            0.1            (0.1)            0.6             0.3
Gain on sale of reinsurance
subsidiaries                                 0.0            12.8             0.0             0.0             0.0            (8.3)
                                         -------         -------         -------         -------         -------         -------
Total Revenue                              489.5           371.7            92.3            92.2            95.1           106.7
                                         =======         =======         =======         =======         =======         =======

Income (Loss)

Lincoln Financial Advisors                  (4.2)            7.4            (9.1)           (7.7)           (8.0)           (2.7)
Lincoln Financial Distributors              (7.8)           (4.5)           (6.2)           (7.3)          (12.7)           (7.7)
                                         -------         -------         -------         -------         -------         -------
Total Distribution                         (12.0)            3.0           (15.4)          (15.0)          (20.7)          (10.4)
Reinsurance                                 17.2            30.7             0.0             0.0             0.0             0.0
Amortization of deferred gain on
indemnity reinsurance*                       0.0            12.9            15.7            14.4            14.4             4.5
LNC Financing                              (19.5)          (14.7)           (8.2)           (9.6)          (11.6)          (13.5)
Other Corporate                              1.5            (5.3)           (4.1)            2.9             0.7             5.2
                                         -------         -------         -------         -------         -------         -------
Inc (Loss) from Oper                       (12.9)           26.5           (12.0)           (7.3)          (17.2)          (14.3)
                                         -------         -------         -------         -------         -------         -------

Realized gains (losses) on
investments                                 (8.3)           19.7            (3.3)           (2.4)           21.6             0.8
Gains (losses) on derivatives               (0.0)           (6.3)            0.1            (0.1)            0.4             0.2
Gain on sale of reinsurance
subsidiaries                                 0.0            15.0             0.0             0.0             0.0            (9.4)
Reserve increase on business
sold through reinsurance                     0.0             0.0             0.0           (14.4)         (176.4)           (8.2)
Restructuring charges                        0.0           (18.3)            0.0             0.0             1.1             0.0
                                         -------         -------         -------         -------         -------         -------
Income before Accounting Changes           (21.2)           36.7           (15.2)          (24.2)         (170.6)          (31.0)

Cumulative effect of accounting
changes                                      0.0            (0.0)            0.0             0.0             0.0             0.0
                                         -------         -------         -------         -------         -------         -------
Total Net Income (Loss)                    (21.2)           36.7           (15.2)          (24.2)         (170.6)          (31.0)
                                         =======         =======         =======         =======         =======         =======

*  The amortization of deferred gain on sale of reinsurance business represents the amortization of deferred gain recognized on the business sold through indemnity reinsurance to Swiss Re.




                                                                                                                         PAGE 34
                                                  Consolidated Domestic Retail Deposits/Account Balances
                                                           Unaudited [Billions of Dollars]

                                                            1998            1999            2000            2001            2002
                                                         -------         -------         -------         -------         -------
Deposits - For the Year

Lincoln Retirement - Fixed
Annuities                                                  1.452           2.563           2.074           3.342           3.672
Lincoln Retirement - Variable
Annuities                                                  2.791           2.553           3.165           3.067           2.743
Lincoln Retirement - Life
Insurance                                                  0.000           0.017           0.014           0.012
Life Insurance Segment - Life
Insurance                                                  1.207           1.698           1.884           1.934           2.138
Inv Mgmt - Annuities                                       2.240           1.561           1.782           1.701           2.751
Inv Mgmt - Mutual Funds(1)                                 1.912           2.151           2.577           1.523           1.829
Inv Mgmt - Wrap Fee & Other                                0.595           0.549           0.525           0.469           1.115
Consolidating Adjustments                                 (1.041)         (0.499)         (0.406)         (1.039)         (1.464)
                                                         -------         -------         -------         -------         -------
Gross Deposits                                             9.157          10.593          11.616          11.009          12.783

Account Balances - End of Year
Lincoln Retirement - Fixed
Annuities                                                 16.505          16.791          15.394          16.491          18.085
Lincoln Retirement - Variable
Annuities                                                 33.358          41.493          39.427          34.638          27.438
Lincoln Retirement - Life
Insurance                                                                  0.155           0.160           0.149
Life Insurance Segment - Life
Insurance                                                  9.243          10.217          10.847          11.377          12.086
Inv Mgmt - Annuities                                      14.257          15.557          13.527          11.835           9.981
Inv Mgmt - Mutual Funds(1)                                13.528          13.632          13.261          11.552          10.297
Inv Mgmt - Wrap Fee & Other                                2.512           1.618           1.342           1.719           2.270
Consolidating Adjustments                                 (8.891)         (9.175)         (7.753)         (6.717)         (5.100)
                                                         -------         -------         -------         -------         -------
Account Balances                                          80.512          90.288          86.205          81.044          75.057


                                             Mar             Jun             Sep             Dec             Mar             Jun
                                            2000            2000            2000            2000            2001            2001
                                         -------         -------         -------         -------         -------         -------
Deposits - For the Quarter
Lincoln Retirement - Fixed
Annuities                                  0.589           0.490           0.513           0.482           0.560           0.668
Lincoln Retirement - Variable
Annuities                                  0.797           0.793           0.729           0.846           0.887           0.703
Lincoln Retirement - Life
Insurance                                  0.003           0.003           0.004           0.004           0.003           0.004
Life Insurance Segment - Life
Insurance                                  0.424           0.411           0.428           0.622           0.418           0.477
Inv Mgmt - Annuities                       0.379           0.358           0.456           0.589           0.540           0.403
Inv Mgmt - Mutual Funds(1)                 0.875           0.586           0.554           0.563           0.483           0.355
Inv Mgmt - Managed Acct. & Other           0.148           0.106           0.140           0.131           0.142           0.127
Consolidating Adjustments                 (0.099)         (0.062)         (0.100)         (0.145)         (0.262)         (0.202)
                                         -------         -------         -------         -------         -------         -------
Gross Deposits                             3.115           2.685           2.724           3.092           2.770           2.535
                                         -------         -------         -------         -------         -------         -------


Account Balances - End of Quarter
Lincoln Retirement - Fixed
Annuities                                 16.244          15.884          15.660          15.394          15.430          15.551
Lincoln Retirement - Variable
Annuities                                 44.640          43.097          42.743          39.427          34.733          36.961
Lincoln Retirement - Life
Insurance                                  0.169           0.165           0.166           0.160           0.147           0.157
Life Insurance Segment - Life
Insurance                                 10.470          10.538          10.716          10.847          10.764          11.066
Inv Mgmt - Annuities                      15.557          14.888          14.853          13.527          11.822          12.532
Inv Mgmt - Mutual Funds(1)                14.671          14.069          14.571          13.261          11.530          12.215
Inv Mgmt - Managed Acct. & Other           1.309           1.304           1.256           1.342           1.653           1.774
Consolidating Adjustments                 (8.768)         (8.419)         (8.644)         (7.753)         (6.834)         (7.007)
                                         -------         -------         -------         -------         -------         -------
Account Balances                          94.292          91.526          91.322          86.205          79.245          83.250
                                         -------         -------         -------         -------         -------         -------


                                             Sep             Dec             Mar             Jun             Sep             Dec
                                            2001            2001            2002            2002            2002            2002
                                         -------         -------         -------         -------         -------         -------
Deposits - For the Quarter
Lincoln Retirement - Fixed
Annuities                                  0.896           1.218           0.906           0.853           1.090           0.822
Lincoln Retirement - Variable
Annuities                                  0.684           0.793           0.808           0.787           0.603           0.545
Lincoln Retirement - Life
Insurance                                  0.003           0.002
Life Insurance Segment - Life
Insurance                                  0.434           0.605           0.440           0.577           0.484           0.636
Inv Mgmt - Annuities                       0.434           0.323           0.589           0.601           0.756           0.806
Inv Mgmt - Mutual Funds(1)                 0.336           0.348           0.452           0.562           0.416           0.399
Inv Mgmt - Managed Acct. & Other           0.074           0.127           0.159           0.194           0.293           0.469
Consolidating Adjustments                 (0.295)         (0.279)         (0.309)         (0.371)         (0.504)         (0.281)
                                         -------         -------         -------         -------         -------         -------
Gross Deposits                             2.567           3.137           3.045           3.203           3.139           3.396
                                         -------         -------         -------         -------         -------         -------


Account Balances - End of Quarter
Lincoln Retirement - Fixed
Annuities                                 16.051          16.491          16.533          16.909          17.650          18.085
Lincoln Retirement - Variable
Annuities                                 30.506          34.638          35.150          31.206          25.942          27.438
Lincoln Retirement - Life
Insurance                                  0.134           0.149
Life Insurance Segment - Life
Insurance                                 10.939          11.377          11.667          11.759          11.726          12.086
Inv Mgmt - Annuities                      10.714          11.835          11.920          10.896           9.327           9.981
Inv Mgmt - Mutual Funds(1)                10.726          11.552          11.597          11.033          10.069          10.297
Inv Mgmt - Managed Acct. & Other           1.635           1.719           1.821           1.847           1.820           2.270
Consolidating Adjustments                 (6.023)         (6.717)         (6.684)         (6.007)         (4.875)         (5.100)
                                         -------         -------         -------         -------         -------         -------
Account Balances                          74.682          81.044          82.005          77.644          71.658          75.057
                                         -------         -------         -------         -------         -------         -------


                                                               Total Domestic Net Flows
                                                             Unaudited [Billions of Dollars]

For the Year                                                1998            1999            2000            2001            2002
                                                         -------         -------         -------         -------         -------

Lincoln Retirement                                        (1.244)         (1.244)         (1.165)          0.105           0.453
Life Insurance Segment                                     0.113           0.113           0.985           1.163           1.320
Investment Management Segment-
Retail(1)                                                  1.772           1.772          (2.209)         (0.375)          0.806
Consolidating Adjustments                                 (0.158)          1.276           1.406          (0.150)          0.008
                                                         -------         -------         -------         -------         -------
Total Retail Net Flows                                     0.483           0.483          (1.114)          0.742           2.587

Investment Management Segment-
Institutional                                             (2.702)         (2.240)         (5.694)         (0.228)          2.106
                                                         -------         -------         -------         -------         -------
Total Net Flows                                           (2.219)         (2.219)         (3.354)          0.514           4.693
                                                         -------         -------         -------         -------         -------


                                             Mar             Jun             Sep             Dec             Mar             Jun
For the Quarter                             2000            2000            2000            2000            2001            2001
                                         -------         -------         -------         -------         -------         -------

Lincoln Retirement                        (0.700)         (0.682)         (0.812)         (0.681)         (0.590)         (0.196)
Life Insurance Segment                     0.242           0.235           0.277           0.404           0.237           0.304
Investment Management Segment-
Retail(1)                                 (0.880)         (0.364)         (0.315)          0.059          (0.021)         (0.146)
Consolidating Adjustments                  0.717           0.343           0.193           0.151           0.019          (0.034)
                                         -------         -------         -------         -------         -------         -------
Total Retail Net Flows                    (0.620)         (0.468)         (0.657)         (0.066)         (0.355)         (0.072)

Investmenagement Segment-
Instit.                                   (2.611)         (1.056)         (0.983)         (1.043)         (0.417)          0.445
                                         -------         -------         -------         -------         -------         -------
Total Net Flows                           (3.231)         (1.524)         (1.640)         (1.110)         (0.773)          0.372
                                         -------         -------         -------         -------         -------         -------


                                             Sep             Dec             Mar             Jun             Sep             Dec
For the Quarter                             2001            2001            2002            2002            2002            2002
                                         -------         -------         -------         -------         -------         -------

Lincoln Retirement                         0.261           0.631           0.088           0.223           0.068           0.074
Life Insurance Segment                     0.239           0.383           0.236           0.385           0.297           0.402
Investment Management Segment-
Retail(1)                                 (0.118)         (0.091)          0.089           0.167           0.048           0.502
Consolidating Adjustments                 (0.081)         (0.053)         (0.037)         (0.086)          0.049           0.082
                                         -------         -------         -------         -------         -------         -------
Total Retail Net Flows                     0.300           0.869           0.377           0.688           0.462           1.060

Investmenagement Segment-
Instit.                                   (0.155)         (0.103)          0.731           0.455           0.348           0.572
                                         -------         -------         -------         -------         -------         -------
Total Net Flows                            0.145           0.767           1.108           1.143           0.810           1.632
                                         -------         -------         -------         -------         -------         -------


NOTE:  Excludes amounts reported as Assets Under Management - Insurance Assets

(1) Retail assets under management have been restated to include assets under administration beginning in January of 2000.
    See details on pages 28 and 29.





                                                                                              PAGE 35

                                         Consolidated Investment Data -
                                                 Assets Managed
                                        Unaudited [Billions of Dollars]


December 31                             1998         1999         2000         2001         2002
                                     -------      -------      -------      -------      -------
Assets Managed by Source
LNC's Investments and Cash:
Fixed maturity securities             30.233       27.689       27.450       28.346       32.767
Equity securities                      0.543        0.604        0.550        0.470        0.337
Other investments                      7.154        7.286        7.369        7.297        6.897
                                     -------      -------      -------      -------      -------

Total LNC Investments(1)              37.929       35.578       35.369       36.113       40.002
Separate accounts                     43.409       53.654       50.580       44.833       36.178
Cash and Invested Cash                 2.433        1.896        1.927        3.095        1.691
Discontinued Operations              -------      -------      -------      -------      -------
Total LNC                             83.772       91.128       87.876       84.042       77.871
                                     -------      -------      -------      -------      -------
Non-affiliate assets managed          50.061       49.314       43.397       42.199       41.256
                                     -------      -------      -------      -------      -------
Total Assets Managed                 133.833      140.443      131.273      126.241      119.127
                                     =======      =======      =======      =======      =======

Assets Managed by Advisor
Investment Management segment(1)      61.488       61.374       53.354       48.411       46.495
(See page 22 for additional
detail)
DLIA-Corp                             39.432       35.934       35.686       38.119       41.104
(Assets managed internally-see
page 22)
Lincoln (UK)                           7.573        8.589        7.873        6.847        6.351
Policy Loans (within business
units)                                 1.840        1.892        1.961        1.940        1.946
Non-LNC Affiliates                    23.500       32.654       32.399       30.924       23.232
                                     -------      -------      -------      -------      -------
Total Assets Managed                 133.833      140.443      131.273      126.241      119.127
                                     =======      =======      =======      =======      =======


                                         Mar          Jun          Sep          Dec         Mar         Jun
End of Quarter                          2000         2000         2000         2000        2001        2001
                                     -------      -------      -------      -------     -------     -------
Assets Managed by Source
LNC's Investments and Cash:
Fixed maturity securities             27.745       27.078       27.264       27.450      27.811      27.874
Equity securities                      0.588        0.560        0.570        0.550       0.560       0.534
Other investments                      7.442        7.419        7.471        7.369       7.374       7.388
                                     -------      -------      -------      -------     -------     -------
Total LNC Investments(1)              35.775       35.057       35.305       35.369      35.744      35.796
Separate accounts                     56.908       54.924       54.411       50.580      44.506      47.140
Cash and invested cash                 1.510        1.619        1.436        1.927       2.015       1.502
                                     -------      -------      -------      -------     -------     -------
Total LNC                             94.192       91.601       91.152       87.876      82.266      84.438
                                     -------      -------      -------      -------     -------     -------

Non-affiliate assets managed          47.150       45.945       45.119       43.397      41.904      44.069
                                     -------      -------      -------      -------     -------     -------
Total Assets Managed                 141.342      137.546      136.271      131.273     124.170     128.507
                                     =======      =======      =======      =======     =======     =======

Assets Managed by Advisor
Investment Management segment(1)      58.712       56.986       55.998       53.355      48.208      50.736
(See page 23 for additional
detail)
DLIA-Corp                             35.541       34.891       34.981       35.686      36.324      36.018
(Assets managed internally-see
page 23)
Lincoln (UK)                           8.423        8.058        7.838        7.873       7.012       7.027
Policy Loans (within business
units)                                 1.896        1.915        1.936        1.961       1.947       1.947
Non-LNC Affiliates                    36.770       35.696       35.518       32.397      30.680      32.778
                                     -------      -------      -------      -------     -------     -------
Total Assets Managed                 141.342      137.546      136.271      131.273     124.170     128.507
                                     =======      =======      =======      =======     =======     =======


                                         Sep          Dec          Mar          Jun         Sep         Dec
End of Quarter                          2001         2001         2002         2002        2002        2002
                                     -------      -------      -------      -------     -------     -------

Assets Managed by Source
LNC's Investments and Cash:
Fixed maturity securities             28.932       28.346       28.841       29.725      32.037      32.767
Equity securities                      0.478        0.470        0.439        0.419       0.397       0.337
Other investments                      7.379        7.297        7.084        7.016       6.928       6.897
                                     -------      -------      -------      -------     -------     -------
Total LNC Investments(1)              36.788       36.113       36.363       37.160      39.363      40.002
Separate accounts                     39.480       44.833       44.917       40.580      34.069      36.178
Cash and invested cash                 1.996        3.095        1.700        2.265       1.600       1.691
                                     -------      -------      -------      -------     -------     -------
Total LNC                             78.264       84.042       82.979       80.005      75.031      77.871
                                     -------      -------      -------      -------     -------     -------
Non-affiliate assets managed          39.198       42.199       43.708       43.031      38.506      41.256

                                     -------      -------      -------      -------     -------     -------
Total Assets Managed                 117.462      126.241      126.687      123.036     113.538     119.127
                                     =======      =======      =======      =======     =======     =======

Assets Managed by Advisor
Investment Management segment(1)      44.957       48.412       50.001       48.738      43.357      46.495
(See page 23 for additional
detail)
DLIA-Corp                             37.337       38.119       37.171       38.476      40.416      46.495
(Assets managed internally-see
page 23)
Lincoln (UK)                           6.474        6.847        6.772        6.753       6.068      41.104
Policy Loans (within business
units)                                 1.943        1.940        1.918        1.906       1.899       1.946
Non-LNC Affiliates                    26.751       30.923       30.825       27.163      21.798      23.232
                                     -------      -------      -------      -------     -------     -------
Total Assets Managed                 117.462      126.241      126.687      123.036     113.538     119.127
                                     =======      =======      =======      =======     =======     =======

(1) Retail assets under management have been restated to include assets under administration beginning in January of 2000.  See details on pages 28 and 29.




                                                                                              PAGE 36

                                         Consolidated Investment Data
                                 Unaudited [Millions of Dollars except as noted]

For the Year Ended December 31                   1998       1999       2000       2001       2002
                                              -------    -------    -------    -------    -------

Net Investment Income

Fixed Maturity Securities                      2065.8     2232.9     2148.7     2121.0     2118.2
Equity Securities                                22.8       20.1       19.5       17.6       15.4
Mortgage loans on real estate                   383.6      369.2      373.8      374.5      356.8
Real estate                                      86.8       64.1       51.8       49.5       47.4
Policy loans                                     99.5      116.5      125.0      125.3      134.5
Invested cash                                   156.8      110.3       87.2       68.4       36.4
Other investments                                88.4       51.8       66.8       69.5       16.3
                                              -------    -------    -------    -------    -------
Investment revenue                             2903.7     2964.8     2872.8     2825.8     2725.0
Investment expense                             (222.3)    (157.3)    (125.7)    (146.2)    (116.7)

                                              -------    -------    -------    -------    -------
Net Investment Income                          2681.4     2807.5     2747.1     2679.6     2608.3
                                              -------    -------    -------    -------    -------

Gross-up of Tax Exempt Income                    11.6        8.1        7.8        7.2        7.5
                                              -------    -------    -------    -------    -------
Adjusted Net Invest Income                     2693.0     2815.6     2754.9     2686.8     2615.8
                                              =======    =======    =======    =======    =======

Mean Invested Assets (Cost Basis)             36573.8    39027.5    37471.3    37616.9    38828.5

Ratio of Adjusted Net Invest Inc
Over Mean Invested Assets                       7.36%      7.21%      7.35%      7.14%      6.74%

Investment Gains

Realized Gains (Losses) on
Investments                                      13.7        3.8      (17.5)     (68.7)    (177.2)
Gains(Losses) on Derivatives                      0.0        0.0        0.0       (4.9)       0.8

Incr (Decr) in Unreal Gains on
Sec
Avail-for-Sale (after DAC/Tax)                  116.4    (1018.1)     477.7      183.7      616.3
Incr (Decr) on Derivatives*                                                       21.4       24.4
Incr (Decr) in Foreign Exchange                   3.8      (19.9)      (8.1)     (30.0)     (58.8)
Incr (Decr) in minimum pension
liability                                                                        (36.0)      61.9

Securities Available-for-Sale
[Billions of Dollars at End of
Year]
Fixed Maturity Sec (Market)                    30.233     27.689     27.450     28.346     32.767
Fixed Maturity Sec (Adjusted
Cost)                                          28.640     28.357     27.373     27.956     32.379

Equity Securities (Market)                      0.543      0.604      0.550      0.470      0.337
Equity Securities (Adjusted Cost)               0.437      0.482      0.458      0.444      0.326

% of Fixed Maturity Securities
(Based on Market)
Treasuries and AAA                              25.6%      22.8%      22.1%      17.2%      20.1%
AA or better                                    32.6%      29.8%      29.2%      23.6%      25.8%
BB or less                                       7.0%       8.0%       6.7%       8.3%       6.6%

---------------------------------------------------------------------------------------------------


For the Quarter Ended                             Mar      Jun      Sep      Dec      Mar      Jun
                                                 2000     2000     2000     2001     2001     2001
                                              -------  -------  -------  -------  -------  -------
Net Investment Income

Fixed Maturity Securities                       541.3    544.4    525.3    537.7    526.9    527.0
Equity Securities                                 3.7      5.7      3.6      6.5      1.0      7.8
Mortgage loans on real estate                    92.0     95.1     94.4     92.3     95.7     92.4
Real estate                                      11.2     12.5     11.8     16.3     12.8     13.1
Policy loans                                     30.7     30.9     30.5     32.9     31.4     31.4
Invested cash                                    27.2     15.1     26.5     18.4     22.5     19.8
Other investments                                35.1      2.0     26.9      2.9     19.6     18.2
                                              -------  -------  -------  -------  -------  -------
Investment revenue                              741.1    705.7    719.1    706.9    709.9    709.7
Investment expense                              (30.0)   (31.8)   (29.0)   (34.8)   (36.1)   (36.6)

                                              -------  -------  -------  -------  -------  -------
Net Investment Income                           711.1    673.8    690.0    672.1    673.7    673.1
                                              -------  -------  -------  -------  -------  -------

Gross-up of Tax Exempt Income                     1.5      2.3      1.4      2.6      0.5      3.0
                                              -------  -------  -------  -------  -------  -------
Adjusted Net Invest Income                      712.6    676.1    691.5    674.7    674.2    676.1
                                              =======  =======  =======  =======  =======  =======

Mean Invested Assets (Cost Basis)             38237.4  37306.1  37250.8  37090.8  37238.0  37094.5

Ratio of Adjusted Net Invest Inc
Over Mean Invested Assets                       7.45%    7.25%    7.43%    7.28%    7.24%    7.29%

Investment Gains

Realized Gains (Losses) on
Investments                                      (0.4)    (6.7)   (11.6)     1.2    (13.4)   (11.5)
Gains (Losses) on Derivatives                     0.0      0.0      0.0      0.0     (0.1)     0.2

Incr (Decr) in Unreal Gains on
Sec
Avail-for-Sale (after DAC/Tax)                   54.5   (145.4)   218.8    349.8    178.4   (114.2)
Incr (Decr) on Derivatives*                                                          23.3      3.7
Incr (Decr) in Foreign Exchange                  (7.3)    (0.9)    (2.0)     2.0    (17.8)   (19.5)
Incr (Decr) in minimum pension
liability

Securities Available-for-Sale
[Billions of Dollars at End of
Year]
Fixed Maturity Sec (Market)                    27.745   27.078   27.264   27.450   27.811   27.874
Fixed Maturity Sec (Adjusted
Cost)                                          28.295   27.788   27.727   27.373   27.367   27.681

Equity Securities (Market)                      0.588    0.560    0.570    0.550    0.560    0.534
Equity Securities (Adjusted Cost)               0.475    0.446    0.450    0.458    0.507    0.477

% of Fixed Maturity Securities
(Based on Market)
Treasuries and AAA                              22.7%    22.3%    22.3%    22.1%    20.3%    19.3%
AA or better                                    29.5%    29.3%    29.4%    29.2%    27.1%    26.0%
BB or less                                       7.4%     7.4%     6.8%     6.7%     7.2%     7.8%


For the Quarter Ended                             Sep      Dec      Mar      Jun     Sep       Dec
                                                 2001     2002     2002     2002    2002      2002
                                              -------  -------  -------  -------  -------  -------
Net Investment Income

Fixed Maturity Securities                       536.9    530.1    522.5    523.8    533.7    538.1
Equity Securities                                 3.7      5.1      3.4      4.3      2.7      5.1
Mortgage loans on real estate                    94.2     92.4     89.5     90.2     90.8     86.4
Real estate                                      12.7     10.9     12.3     11.9     10.0     13.2
Policy loans                                     31.0     31.6     30.2     31.1     31.1     42.0
Invested cash                                    14.8     11.3     12.4      9.1      7.9      7.0
Other investments                                28.2      3.5      7.8      9.8     (1.2)    (0.1)
                                              -------  -------  -------  -------  -------  -------
Investment revenue                              721.4    684.8    678.1    680.2    675.0    691.7
Investment expense                              (35.2)   (38.2)   (29.9)   (29.2)   (28.0)   (29.6)

                                              -------  -------  -------  -------  -------  -------
Net Investment Income                           686.2    646.6    648.1    651.0    647.0    662.2
                                              -------  -------  -------  -------  -------  -------

Gross-up of Tax Exempt Income                     1.5      2.1      1.5      2.0      1.5      2.6
                                              -------  -------  -------  -------  -------  -------
Adjusted Net Invest Income                      687.7    648.7    649.6    653.0    648.5    664.7
                                              =======  =======  =======  =======  =======  =======

Mean Invested Assets (Cost Basis)             37685.8  38449.3  38169.9  38235.5  39175.8  39733.1

Ratio of Adjusted Net Invest Inc
Over Mean Invested Assets                       7.30%    6.75%    6.81%    6.83%    6.62%    6.69%

Investment Gains

Realized Gains (Losses) on
Investments                                     (23.8)   (20.0)   (67.6)   (52.7)   (23.6)   (33.3)
Gains (Losses) on Derivatives                    (0.4)    (4.6)     0.1      0.3      0.2      0.2

Incr (Decr) in Unreal Gains on
Sec
Avail-for-Sale (after DAC/Tax)                  171.8    (52.2)  (163.9)   293.8    491.9     (5.6)
Incr (Decr) on Derivatives*                      (6.7)     1.2      1.2      0.0      4.6      1.0
Incr (Decr) in Foreign Exchange                  22.2    (14.9)   (12.8)    42.8     13.4     15.4
Incr (Decr) in minimum pension
liability                                                (36.0)     0.7     (2.6)     2.6    (62.6)

Securities Available-for-Sale
[Billions of Dollars at End of
Year]
Fixed Maturity Sec (Market)                    28.932   28.346   28.841   29.725   32.037   32.767
Fixed Maturity Sec (Adjusted
Cost)                                          28.253   27.956   30.117   30.420   31.706   32.379

Equity Securities (Market)                      0.478    0.470    0.439    0.419    0.397    0.337
Equity Securities (Adjusted Cost)               0.453    0.444    0.398    0.374    0.374    0.326

% of Fixed Maturity Securities
(Based on Market)
Treasuries and AAA                              17.9%    17.2%    17.8%    18.2%    20.0%    20.1%
AA or better                                    24.3%    23.6%    24.7%    25.0%    26.7%    25.8%
BB or less                                       7.2%     8.3%     7.5%     6.4%     6.6%     6.6%

* 2001 includes the cumulative effect of accounting change related to the adjustment recorded upon adoption of FAS #133.





                                                                                               PAGE 37
                                         Common Stock / Debt Information
                                           Unaudited [Dollars per Share,
                                                except Percentages]

For the Year Ended December 31                        1992       1993       1994       1995       1996
                                                   -------    -------    -------    -------    -------
Common Stock [1]

Highest Price                                       19.032     24.125     22.188     26.875     28.500
Lowest Price                                        12.625     17.344     17.313     17.313     20.375
                                                   -------    -------    -------    -------    -------
Closing Price                                       18.500     21.750     17.500     26.875     26.250
                                                   -------    -------    -------    -------    -------

Dividend Payout Ratio [2]                            38.9%      52.6%      51.0%      39.7%      38.2%
Yield [3]                                             4.1%       3.8%       4.9%       3.4%       3.7%

Preferred Stock Dividend
(Millions)                                          17.246     17.212     17.119      8.644      0.112

Debt: (End of Period)

Senior Debt Ratings
A.M. Best
Fitch                                                   AA        AA-        AA-        AA-        AA-
Moody's                                                 A2         A2         A1         A2         A2
Standard and Poors                                      A+         A+         A+          A          A

Claims Paying Ratings:
Lincoln Life - A.M. Best                                A+         A+         A+         A+         A+
Lincoln Life - Fitch                                   AAA        AAA        AAA        AA+        AA+
Lincoln Life - Moody's                                  A1         A1        Aa3        Aa3        Aa3
Lincoln Life - Standard & Poors                        AA-        AA-        AA-        AA-        AA-
First Penn - A.M. Best*                                  A         A+         A+         A+         A+
First Penn - Fitch
First Penn - Moody's
First Penn - Standard & Poors*                         AA-        AA-        AA-        AA-        AA-
LLA of New York - A.M. Best*                                                                        A+
LLA of New York - Fitch*
LLA of New York - Moody's                                                                           A1
LLA of New York - Standard &
Poors*                                                                                             AA-

Ratios
Debt to Total Capitalization [4]                     25.7%      21.1%      19.9%      22.8%      18.8%
Debt to Equity [4]                                   34.7%      26.7%      24.9%      29.5%      23.1%


For the Year Ended December 31             1997       1998       1999       2000       2001       2002
                                        -------    -------    -------    -------    -------    -------
Common Stock [1]

Highest Price                            39.063     49.438     57.500     56.375     52.750     53.650
Lowest Price                             24.500     33.500     36.000     22.625     38.000     25.150
                                        -------    -------    -------    -------    -------    -------
Closing Price                            39.063     40.907     40.000     47.313     48.570     31.580
                                        -------    -------    -------    -------    -------    -------

Dividend Payout Ratio [2]                 22.8%      43.9%      50.5%      38.3%      41.9%     273.5%
Yield [3]                                  2.7%       2.7%       2.9%       2.6%       2.6%       4.2%

Preferred Stock Dividend
(Millions)                                0.106      0.100      0.089      0.078      0.071      0.061

Debt: (End of Period)

Senior Debt Ratings
A.M. Best                                                                     a          a          a
Fitch                                       AA-         A+         A+         A+         A+          A
Moody's                                      A2         A2         A2         A3         A3         A3
Standard and Poors                            A         A-         A-         A-         A-         A-

Claims Paying Ratings:
Lincoln Life - A.M. Best                     A+          A          A          A          A         A+
Lincoln Life - Fitch                        AA+        AA+        AA+         AA         AA         AA
Lincoln Life - Moody's                      Aa3        Aa3        Aa3        Aa3        Aa3        Aa3
Lincoln Life - Standard & Poors             AA-        AA-        AA-        AA-        AA-        AA-
First Penn - A.M. Best*                      A+          A          A          A          A         A+
First Penn - Fitch                          AA+        AA+        AA+         AA         AA         AA
First Penn - Moody's                         A1         A1         A1         A1         A1         A1
First Penn - Standard & Poors*              AA-        AA-        AA-        AA-        AA-        AA-
LLA of New York - A.M. Best*                 A+          A          A          A          A         A+
LLA of New York - Fitch*                    AA+        AA+        AA+         AA         AA         AA
LLA of New York - Moody's                    A1         A1         A1         A1         A1         A1
LLA of New York - Standard &
Poors*                                      AA-        AA-        AA-        AA-        AA-        AA-

Ratios
Debt to Total Capitalization [4]          17.0%      21.2%      23.2%      20.8%      21.4%      23.2%
Debt to Equity [4]                        20.5%      26.9%      30.3%      26.3%      27.2%      30.6%


                                            Mar        Jun        Sep        Dec        Mar        Jun
For the Quarter Ended                      2000       2000       2000       2000       2001       2001
                                        -------    -------    -------    -------    -------    -------
Common Stock:
Highest Price                            41.375     40.063     56.375     50.938     48.250     52.300
Lowest Price                             22.625     29.000     35.625     40.875     38.000     41.280
                                        -------    -------    -------    -------    -------    -------
Closing Price                            33.500     36.125     48.125     47.313     42.470     51.750
                                        -------    -------    -------    -------    -------    -------

Yield [3]                                  3.5%       3.2%       2.4%       2.6%       2.9%       2.4%

Preferred Stock Dividend                  0.022      0.022      0.021      0.013      0.019      0.018
(Millions)

Debt: (End of Period)

Senior Debt Ratings
A.M. Best                                                           a          a          a          a
Fitch                                        A+         A+         A+         A+         A+         A+
Moody's                                      A2         A2         A2         A3         A3         A3
Standard and Poors                           A-         A-         A-         A-         A-         A-

Claims Paying Ratings:
Lincoln Life - A.M. Best                      A          A          A          A          A          A
Lincoln Life - Fitch                        AA+        AA+        AA+         AA         AA         AA
Lincoln Life - Moody's                      Aa3        Aa3        Aa3        Aa3        Aa3        Aa3
Lincoln Life - Standard & Poors             AA-        AA-        AA-        AA-        AA-        AA-
First Penn - A.M. Best*                       A          A          A          A          A          A
First Penn - Fitch                          AA+        AA+        AA+         AA         AA         AA
First Penn - Moody's                         A1         A1         A1         A1         A1         A1
First Penn - Standard & Poors*              AA-        AA-        AA-        AA-        AA-        AA-
LLA of New York - A.M. Best*                  A          A          A          A          A          A
LLA of New York - Fitch*                    AA+        AA+        AA+         AA         AA         AA
LLA of New York - Moody's                    A1         A1         A1         A1         A1         A1
LLA of New York - Standard &
Poors*                                      AA-        AA-        AA-        AA-        AA-        AA-

Ratios
Debt to Total Capitalization [4]          23.3%      21.8%      21.2%      20.8%      22.2%      21.2%
Debt to Equity [4]                        30.4%      28.0%      27.0%      26.3%      28.5%      27.0%


                                            Sep        Dec        Mar        Jun        Sep        Dec
For the Quarter Ended                      2001       2001       2002       2002       2002       2002
                                         ------    -------    -------    -------    -------    -------
Common Stock:
Highest Price                            52.750     49.450     53.650     52.540     42.080     35.950
Lowest Price                             41.000     40.000     47.200     40.750     29.120     25.150
                                         ------    -------    -------    -------    -------    -------
Closing Price                            46.630     48.570     50.730     42.000     30.550     31.580
                                         ------    -------    -------    -------    -------    -------

Yield [3]                                  2.6%       2.6%       2.5%       3.0%       4.2%       4.2%

Preferred Stock Dividend                  0.017      0.017      0.016      0.015      0.015      0.015
(Millions)

Debt: (End of Period)

Senior Debt Ratings
A.M. Best                                     a          a          a          a          a          a
Fitch                                        A+         A+         A+         A+          A          A
Moody's                                      A3         A3         A3         A3         A3         A3
Standard and Poors                           A-         A-         A-         A-         A-         A-

Claims Paying Ratings:
Lincoln Life - A.M. Best                      A          A          A         A+         A+         A+
Lincoln Life - Fitch                         AA         AA         AA         AA         AA         AA
Lincoln Life - Moody's                      Aa3        Aa3        Aa3        Aa3        Aa3        Aa3
Lincoln Life - Standard & Poors             AA-        AA-        AA-        AA-        AA-        AA-
First Penn - A.M. Best*                       A          A          A         A+         A+         A+
First Penn - Fitch                           AA         AA         AA         AA         AA         AA
First Penn - Moody's                         A1         A1         A1         A1         A1         A1
First Penn - Standard & Poors*              AA-        AA-        AA-        AA-        AA-        AA-
LLA of New York - A.M. Best*                  A          A          A         A+         A+         A+
LLA of New York - Fitch*                     AA         AA         AA         AA         AA         AA
LLA of New York - Moody's                    A1         A1         A1         A1         A1         A1
LLA of New York - Standard &
Poors*                                      AA-        AA-        AA-        AA-        AA-        AA-

Ratios
Debt to Total Capitalization [4]          21.1%      21.4%      22.7%      22.6%      23.1%      23.2%
Debt to Equity [4]                        26.7%      27.2%      29.4%      29.2%      30.0%      30.6%

*   Rating based on affiliation with Lincoln Life

[1] Stock prices shown above include 2-for-1 splits in June 1993, and June 1999

[2] Indicated dividend divided by net income

[3] Indicated dividend divided by the closing price

[4] Equity used in calculation assumes securities at cost. Minority interest-preferred securities of subsidiary companies (hybrid securities) are considered 50% debt and 50% equity.

    Return on Equity/Return on Capital: In order to accommodate the various perspectives, LNC presents two separate Return on Equity numbers on pages 2, 5 and 6 of this Statistical Report.
    "Net Income Divided by Average Shareholders' Equity" tends to fluctuate from period to period due to the realization of gains and losses on investments or sale of subsidiaries. "Income from
    Operations Divided by Average Shareholders' Equity" is less volatile but leaves out an important element of earnings for a company that has a long-term goal of enhancing shareholder value by realizing investment gains.

    Return on capital measures the effectiveness of LNC's use of its total capital, which is made up of equity, debt and hybrid securities. Return on capital is calculated by dividing income from operations (after adding back after-tax interest expense) by average capital. The difference between return on capital and return on equity presents the effect of leveraging on LNC's consolidated results.




                                        Lincoln National Corporation
                                   Realized Gains (Losses) on Investments
                                    For the Year Ended December 31, 2002
                                          (in millions of dollars)

                                                                   Pre-DAC,                             Net Capital
                                                                 Pre-Tax Loss   Add: DAC     Less: tax      Loss
                                                                   --------     --------     --------     --------
Capital Losses on Sold Securities
1Q02                                                                 (95.00)       23.20        24.10       (47.70)
2Q02                                                                 (91.10)       25.00        21.60       (44.50)
3Q02                                                                 (77.00)       20.90        18.40       (37.70)
4Q02                                                                 (58.30)       13.20        14.50       (30.60)
                                                                   --------     --------     --------     --------
2002 Capital Losses on Sold Securities (Excl. Lincoln UK)*          (321.40)       82.30        78.60      (160.50)
2002 Capital Losses on Sold Securities for Lincoln UK                (15.20)        0.00         4.56       (10.64)
                                                                   --------     --------     --------     --------
Total Capital Losses on Sold Securities                             (336.60)       82.30        83.16      (171.14)

Write Downs
1Q02                                                                (109.10)       34.30        27.00       (47.80)
2Q02                                                                 (76.20)       19.50        19.90       (36.80)
3Q02                                                                 (52.50)       14.90        13.10       (24.50)
4Q02                                                                 (88.60)       25.60        22.30       (40.70)
                                                                   --------     --------     --------     --------
2002 Total Write Downs                                              (326.40)       94.30        82.30      (149.80)

2002 Total Capital Losses                                           (663.00)      176.60       165.46      (320.94)


Realized Gains
1Q02                                                                  64.04       (15.60)      (16.93)       31.51
2Q02                                                                  49.10       (12.30)      (11.40)       25.40
3Q02                                                                  65.90       (10.50)      (17.70)       37.70
4Q02                                                                  76.84       (20.80)      (18.84)       37.20
                                                                   --------     --------     --------     --------
2002 Realized Gains on Sold Securities (Excl. Lincoln UK)            255.88       (59.20)      (64.87)      131.81
2002 Realized Gains on Sold Securities for Lincoln UK                 17.06         0.00        (5.12)       11.94
                                                                   --------     --------     --------     --------
Total Realized Gains on Sold Securities                              272.94       (59.20)      (69.99)      143.75

Net Realized Capital Gains/(Losses) on Investments
1Q02                                                                (140.06)       41.90        34.17       (63.99)
2Q02                                                                (118.20)       32.20        30.10       (55.90)
3Q02                                                                 (63.60)       25.30        13.80       (24.50)
4Q02                                                                 (70.06)       18.00        17.96       (34.10)
                                                                   --------     --------     --------     --------
2002 Realized Capital Gains/(Losses) (Excl. Lincoln UK)             (391.92)      117.40        96.03      (178.49)
2002 Realized Capital Gains/(Losses) for Lincoln UK                    1.86         0.00        (0.56)        1.30
                                                                   --------     --------     --------     --------
Net 2002 Realized Capital Gains/(Losses) on Investments             (390.06)      117.40        95.47      (177.19)

Sale of Affiliate
1Q02                                                                   0.00         0.00         0.00         0.00
2Q02                                                                   0.00         0.00         0.00         0.00
3Q02                                                                   0.00         0.00         0.00         0.00
4Q02                                                                  (8.30)        0.00        (1.10)       (9.40)
                                                                   --------     --------     --------     --------
2002 Sale of Affiliate                                                (8.30)        0.00        (1.10)       (9.40)
                                                                   ========     ========     ========     ========

* Includes investment expenses of $12.4 million.



                    Lincoln National Corporation
                Detail of Unrealized Gains and Losses
                       As of December 31, 2002
                       (in millions of dollars)

Gross Unrealized Gains - Fixed Maturities                      2,281.5
Gross Unrealized Gains - Equities                                 24.5
                                                              --------
Total Gross Unrealized Gains                                   2,306.0

Gross Unrealized Losses - Fixed Maturities                      (687.8)
Gross Unrealized Losses - Equities                                (8.5)
                                                              --------
Total Gross Unrealized Losses                                   (696.3)

Net Unrealized Gains on Securities (Excl. Lincoln UK)          1,609.6
Net Unrealized Gains for Lincoln UK                               57.4
                                                              --------
Net Unrealized Gains on Securities                             1,667.0

Adjustment for DAC, Policyholder Commitments, Foreign
Exchange, and Taxes                                             (855.0)
                                                              --------
Total Unrealized Gains                                           812.0
                                                              ========


                    Lincoln National Corporation
            Fixed Maturity Securities Available-for-Sale
                   Statutory Quality Distribution
                           At 12/31/2002
                      (in millions of dollars)

 Statutory
NAIC Rating         Description                           Market Value
----------------------------------------------------------------------
    1            Highest Quality                              19,080.0
    2            High Quality                                  9,252.8
    3            Medium Quality                                1,096.1
    4            Low Quality                                     400.7
    5            Lower Quality                                   225.4
    6            In or Near Default                              170.4
                                                             ---------
Subtotal Statutory Investments                                30,225.4

Other Non-Statutory Investments                                2,542.1
                                                             ---------
Total Fixed Maturity Securities Available-for-Sale            32,767.5
                                                             =========